ABN AMRO FUNDS
CLASS I SHARES
PROSPECTUS

MARCH 1, 2006 - INSTITUTIONAL FUNDS

A DIVERSIFIED, ACTIVELY MANAGED FUND FAMILY WITH AN
INSTITUTIONAL PROCESS-DRIVEN APPROACH TO INVESTING.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

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                                         TICKER SYMBOL
EQUITY FUNDS

Large Cap Funds
ABN AMRO Growth Fund                         CTGIX
Montag & Caldwell Growth Fund                MCGIX
ABN AMRO Value Fund                          AAVIX

Mid Cap Fund
ABN AMRO Mid Cap Fund                        ABMIX

Small Cap Funds
ABN AMRO/TAMRO Small Cap Fund                ATSIX
ABN AMRO/Veredus Aggressive Growth Fund      AVEIX

Sector Fund
ABN AMRO Real Estate Fund                    AARIX

BALANCED FUNDS

ABN AMRO Balanced Fund                        N/A
Montag & Caldwell Balanced Fund              MOBIX

FIXED INCOME FUNDS

ABN AMRO Bond Fund                           CTBIX
ABN AMRO Investment Grade Bond Fund          IOFIX
ABN AMRO High Yield Bond Fund                ABHBX

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Thank you for your interest in ABN AMRO Funds. This prospectus pertains only to Class I shares of the funds listed here in the Table of Contents.


For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.

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Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
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TABLE OF CONTENTS

                                                             Page

CATEGORIES OF ABN AMRO FUNDS                                    3

FUND SUMMARIES
  Investment Summaries                                          4

    EQUITY FUNDS                                                4
    Large Cap Funds
    ABN AMRO Growth Fund                                        4
    Montag & Caldwell Growth Fund                               4
    ABN AMRO Value Fund                                         4
    Mid Cap Fund
    ABN AMRO Mid Cap Fund                                       4
    Small Cap Funds
    ABN AMRO/TAMRO Small Cap Fund                               5
    ABN AMRO/Veredus Aggressive Growth Fund                     5
    Sector Fund
    ABN AMRO Real Estate Fund                                   5

    BALANCED FUNDS                                              6
    ABN AMRO Balanced Fund                                      6
    Montag & Caldwell Balanced Fund                             6

    FIXED INCOME FUNDS                                          7
    ABN AMRO Bond Fund                                          7
    ABN AMRO Investment Grade Bond Fund                         7
    ABN AMRO High Yield Bond Fund                               7
  Principal Investment Risks                                    9
  Fund Performance                                             12
  Fund Expenses                                                18
  Other Investment Strategies                                  20

PORTFOLIO HOLDINGS                                             23

INVESTMENT TERMS                                               24

MANAGEMENT OF THE FUNDS                                        26

    THE ADVISERS                                               26
    ABN AMRO Asset Management, Inc.                            26
    Montag & Caldwell, Inc.                                    29
    Veredus Asset Management LLC                               29
    TAMRO Capital Partners LLC                                 30

    THE SUB-ADVISERS                                           30
    Optimum Investment Advisors, LLC                           30
    MFS Institutional Advisors, Inc.                           30

SHAREHOLDER INFORMATION                                        31
    Opening an Account                                         31
    Buying Shares                                              32
    Exchanging Shares                                          33
    Selling/Redeeming Shares                                   34
    Transaction Policies                                       37
    Account Policies and Dividends                             39
    Additional Investor Services                               40
    Compensation to Intermediaries                             40
    Portfolio Transactions and Brokerage Commissions           40

DIVIDENDS, DISTRIBUTIONS AND TAXES                             41

FINANCIAL HIGHLIGHTS                                           42

GENERAL INFORMATION                                            53

Categories of ABN AMRO Funds

ABN AMRO Funds (the "Trust") is an open-end management investment company that currently offers 25 separate investment portfolios, including equity, balanced, fixed income and money market funds; Class I shares of 12 of the portfolios are offered in this prospectus. In addition, other funds and classes are offered under separate prospectuses.

EQUITY FUNDS

EQUITY FUNDS invest principally in stocks and other equity securities. Equity funds have greater growth potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN EQUITY FUNDS
Equity funds may be appropriate if you:
-  have a long-term investment goal (five years or more)
- can accept higher short-term risk in return for higher long-term return potential
-  want to diversify your investments

Equity funds may not be appropriate if you want:
-  a stable share price
-  a short-term investment
-  regular income

BALANCED FUNDS

BALANCED FUNDS invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities - capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

WHO MAY WANT TO INVEST IN BALANCED FUNDS
Balanced funds may be appropriate if you want:
-  capital appreciation and current income
-  balanced diversified investment
-  a long-term investment

FIXED INCOME FUNDS

FIXED INCOME FUNDS invest in corporate and government bonds and other fixed income securities. These funds provide regular income.

WHO MAY WANT TO INVEST IN FIXED INCOME FUNDS
Fixed income funds may be appropriate if you want:
-  regular income
-  a long-term investment
-  less volatility than equity funds
-  portfolio diversification

Fixed income funds may not be appropriate if you want capital appreciation.

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No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  the value of fund shares will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective
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Investment Summaries

ABN AMRO GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio managers use a bottom-up approach and invest in a combination of securities that offer potential for growth and/or income, including primarily large-cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. Companies for possible selection must pass an initial capitalization screen of $3 billion. The portfolio managers then identify stocks of companies with the following characteristics compared to S&P 500 Index averages:
-  higher sales and operating earnings growth
-  more stable earnings growth rates
-  lower debt-to-capital ratio
-  higher return on equity

The portfolio managers also consider the quality of company management and the strength of the company's position among its competitors. In addition, the portfolio managers assess the long-term economic outlook and the risk/return of securities in allocating investments among industry sectors.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: credit, growth style, interest rate, liquidity, manager and market risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

MONTAG & CALDWELL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: growth style, liquidity, manager and market risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks that are under-valued and have good prospects for earnings growth. The portfolio managers generally focus on large-cap stocks that are diversified across many industries. Security selection is based upon a range of financial criteria including:
-  relatively low price to earnings and price to book ratios
-  underlying asset values that are not reflected in securities' market prices

The Fund may also invest in real estate investment trusts (REITS), convertible securities, preferred stocks and ADRs.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, REIT and value style risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in mid-cap stocks of companies with an improving revenue and earnings growth outlook. The Adviser defines a mid-cap company as one having a market capitalization of between $1 and $10 billion. The portfolio manager selects between 35 and 40 stocks based on "bottom-up" fundamental analysis. Important investment criteria include:
-  focused business franchise
-  market share growth
-  experienced management
-  strong or improving balance sheet
- attractive valuation: price-to-earnings multiple is less than the expected earnings growth rate


The portfolio manager takes a long-term approach with a focus on maximizing after-tax returns.


PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, small-cap company and value style risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO/TAMRO SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies with market capitalizations below $2.25 billion at the time of acquisition. In selecting securities, the portfolio manager looks for the following criteria:
-  unrecognized valuation
-  high quality management
-  solid or improving fundamentals

The portfolio manager may also invest in REITs, convertible bonds, securities outside the small-cap range and cash-equivalent securities. In the course of implementing its principal investment strategies, the Fund may experience a relatively high turnover rate (150% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, credit, foreign securities, growth style, interest rate, liquidity, manager, market, portfolio turnover, REIT, small-cap company and value style risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. The Adviser defines a small-cap company as one having a market capitalization of less than $1.5 billion at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., earnings), focusing on companies that have:
-  expanding unit volume growth
-  increasing profit margins
-  significant new product development efforts
-  returns in excess of their cost of capital

The portfolio managers may also invest in mid-cap equity securities. The Adviser defines a mid-cap company as one having a market capitalization of $1.5 to $9 billion at the time of acquisition.

To help manage risk, the portfolio managers adhere to a strict discipline regarding the sale of securities. In the course of implementing its principal investment strategies, the Fund will likely experience a high turnover rate (200% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: growth style, liquidity, manager, market, mid-cap company, portfolio turnover and small-cap company risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO REAL ESTATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in REITs and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio manager does not invest in real estate directly. In selecting securities for the Fund, the portfolio manager analyzes long-term trends in property types and geographic regions. The portfolio manager uses a combination of a top-down and a bottom-up approach. The Fund is classified as non-diversified.

Top-down approach involves:
-  analyzing demographic and economic trends
- reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:
-  revenues primarily derived from real estate related activities
-  a significant portion of revenues from rental income
-  a management stake in performance
-  a strong balance sheet and/or consistent earnings
-  internal growth prospects
-  potential growth from acquisition or development


PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, non-diversification, REIT and sector concentration risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO BALANCED FUND
(not currently available for purchase)

INVESTMENT OBJECTIVE

The Fund seeks growth of capital with current income by investing in a combination of equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund generally invests between 40% and 70% of its assets in equity securities and between 30% and 60% in fixed income securities. Although the prices of fixed income securities fluctuate, the steady income flow they produce helps offset the potentially higher price volatility of the equity securities in the portfolio.

Asset allocation varies according to the portfolio managers' assessment of which asset class offers the greatest potential for growth. The portfolio managers will diversify the Fund's investments among a variety of industries.

The portfolio managers use a bottom-up approach and invest in a combination of securities that offer potential for growth or income potential, including primarily large-cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. Companies for possible selection must pass an initial capitalization screen of $3 billion. The portfolio managers then identify stocks of companies with the following characteristics compared to S&P 500 Index averages:
-  higher sales and operating earnings growth
-  more stable earnings growth rates
-  lower debt-to-capital ratio
-  higher return on equity

The portfolio managers also consider the quality of company management and the strength of its position among its competitors. In addition, the portfolio managers assess the long-term economic outlook and the risk/return of securities in allocating investments among industry sectors.

The portfolio managers use a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing fixed income securities. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. Investments may include:
-  U.S. government securities
-  corporate bonds
-  debentures and convertible debentures
-  zero-coupon bonds
-  mortgage/asset-backed securities
-  Yankee bonds

The Fund's fixed income securities are primarily in investment grade securities, but the Fund may also invest in below investment grade (high yield) securities, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

MONTAG & CALDWELL BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund's total assets will be invested in equity securities, and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager's assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth

-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily by actively adjusting the portfolio's duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an "A" or better rating. Investments will include:
-  U.S. government securities
-  corporate bonds
-  mortgage/asset-backed securities
-  money market securities and repurchase agreements

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: credit, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term investment-grade fixed income securities. The portfolio manager uses a combination of quantitative and fundamental research, including risk/ reward and credit risk analysis, in choosing securities. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. Investments may include:
-  U.S. government securities
-  corporate bonds
-  debentures and convertible debentures
-  zero-coupon bonds
-  mortgage/asset-backed securities
-  Yankee bonds

The Fund may also invest in below investment grade (high yield) securities, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities. The Fund normally invests in intermediate-term fixed income securities that include U.S. government securities; corporate debt securities; zero-coupon bonds; mortgage/asset-backed securities; and Yankee bonds. The portfolio manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing securities. The Fund currently expects to maintain an average dollar-weighted maturity of between one and seven years, although securities of longer or shorter maturities may be purchased.

The Fund attempts to deliver share price and/or income performance in excess of the bond market in general as measured by a broad index such as Lehman Brothers Intermediate Aggregate Index.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: call, credit, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

ABN AMRO HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide interest income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield bonds, also known as junk bonds. High yield bonds are considered to be those rated BB+/Ba1 or below by Standard & Poor's/Moody's or judged by the Adviser to be of equivalent quality. The Fund may invest in foreign bonds. In deciding which securities to buy and sell, the portfolio managers use a combined top-down and bottom-up approach. The portfolio managers construct the portfolio by using a combination of industry fundamental analysis, company and capital structure analysis, relative value assessment, and risk management techniques. The portfolio managers normally expect to maintain a minimum B average rating.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, foreign securities, interest rate, liquidity and manager risk. See page 9 for a more detailed discussion of these risks and other principal risks common to all Funds.

Principal Investment Risks

RISKS THAT APPLY TO THE FUNDS

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES RISK: Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

CALL RISK: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security's price. If a fixed income security is called, a fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a fund's share price or yield.

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

- CURRENCY RISK: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.

- REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund's performance may suffer.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, a fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of a fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, a fund may underperform the stock or fixed income market or its peers. Also, a fund could fail to meet its investment objective.

MARKET RISK: A fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when the value of stocks in general is rising.

MID-CAP COMPANY RISK: Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

NON-DIVERSIFICATION RISK: If a fund is a non-diversified, it may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK: Frequent trading of a fund's securities may result in a higher than average level of capital gains and will result in greater transaction costs to a fund. A higher level of capital gains can result in more frequent distributions with greater income tax consequences. To the extent distributions to shareholders are made from short-term capital gains of a fund (i.e., net capital gain on securities held by a fund for one year or less minus any net capital losses on securities held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gain rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact a fund's performance.

PREPAYMENT RISK: Mortgage-backed securities carry prepayment risks. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, a fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a fund's total return.

REIT RISK: REITs are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs issue stocks, and most REIT stocks trade on the major stock exchanges or over-the-counter. A REIT's return may be adversely affected when interest rates are high or rising.

SECTOR CONCENTRATION RISK: Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. Because such a fund may invest in a limited number of industries within a sector, the fund may be subject to a greater level of market risk and its performance may be more volatile.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies.

U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

VALUE STYLE RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund's return may be adversely affected during market downturns and when value stocks are out of favor.

RISK SUMMARY

The following chart compares the principal risks of investing in each Fund. More information about the risks associated with investing in ABN AMRO Funds can also be found in the Statement of Additional Information (SAI).

FUND                                        BELOW         CALL        CREDIT      FOREIGN       GROWTH      INTEREST
                                          INVESTMENT                             SECURITIES     STYLE         RATE
                                            GRADE
                                            (HIGH
                                            YIELD)
                                          SECURITIES

ABN AMRO Growth                                                         X                         X            X
Montag & Caldwell Growth                                                                          X
ABN AMRO Value                                                                       X
ABN AMRO Mid Cap                                                                     X            X
ABN AMRO/TAMRO Small Cap                      X                         X            X            X            X
ABN AMRO/Veredus Aggressive Growth                                                                X
ABN AMRO Real Estate                                                                 X
ABN AMRO Balanced                             X            X            X            X            X            X
Montag & Caldwell Balanced                                              X                         X            X
ABN AMRO Bond                                 X            X            X            X                         X
ABN AMRO Investment Grade Bond                             X            X            X                         X
ABN AMRO High Yield Bond                      X            X            X            X                         X

FUND                                      LIQUIDITY     MANAGER       MARKET        MID-           NON-         PORTFOLIO
                                                                                    CAP       DIVERSIFICATION    TURNOVER
                                                                                  COMPANY

ABN AMRO Growth                               X            X            X
Montag & Caldwell Growth                      X            X            X
ABN AMRO Value                                X            X            X
ABN AMRO Mid Cap                              X            X            X            X
ABN AMRO/TAMRO Small Cap                      X            X            X                                           X
ABN AMRO/Veredus Aggressive Growth            X            X            X            X                              X
ABN AMRO Real Estate                          X            X            X                          X
ABN AMRO Balanced                             X            X            X
Montag & Caldwell Balanced                    X            X            X
ABN AMRO Bond                                 X            X
ABN AMRO Investment Grade Bond                X            X
ABN AMRO High Yield Bond                      X            X

FUND                                      PREPAYMENT      REIT         SECTOR         SMALL-        U.S.        VALUE
                                                                    CONCENTRATION      CAP       GOVERNMENT     STYLE
                                                                                     COMPANY       AGENCY
                                                                                                 SECURITIES

ABN AMRO Growth
Montag & Caldwell Growth
ABN AMRO Value                                             X                                                      X
ABN AMRO Mid Cap                                                                        X                         X
ABN AMRO/TAMRO Small Cap                                   X                            X                         X
ABN AMRO/Veredus Aggressive Growth                                                      X
ABN AMRO Real Estate                                       X             X
ABN AMRO Balanced                             X                                                      X
Montag & Caldwell Balanced                    X                                                      X
ABN AMRO Bond                                 X                                                      X
ABN AMRO Investment Grade Bond                X                                                      X
ABN AMRO High Yield Bond

X = Risk factor applicable to a Fund.

Fund Performance

ABN AMRO GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

      (12.91)%            (19.11)%          21.92%           5.76%            1.33%
        2001                2002             2003             2004             2005

  Best quarter:          12/01    16.35%
  Worst quarter:          9/01   -17.64%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                Since
                         1 Year    5 Years   Inception(a)
---------------------------------------------------------
ABN AMRO Growth
  Fund:
  Return Before
    Taxes                1.33%     -1.65%       -1.25%
  Return After
    Taxes on
    Distributions        0.60%     -1.80%       -1.79%
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares          1.85%     -1.39%       -1.14%
-------------------------------------------------------------
S&P 500 Index(b)         4.91%      0.54%       -0.89%
-------------------------------------------------------------

(a)Inception of Class I shares: July 31, 2000. Index data computed from July 31, 2000.

(b)Reflects no deduction for taxes, expenses or fees.

MONTAG & CALDWELL GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       32.17%          32.26%    22.90%    (7.07)%  (13.11)%  (22.67)%   17.57%     4.39%     5.65%
        1997            1998      1999      2000      2001      2002      2003      2004      2005

  Best quarter:          12/98    27.08%
  Worst quarter:          3/01   -15.53%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                 Since
                         1 Year    5 Years    Inception(a)
--------------------------------------------------------------
Montag & Caldwell
  Growth Fund:
  Return Before
    Taxes                5.65%     -2.72%        7.60%
  Return After
    Taxes on
    Distributions        5.57%     -2.87%        6.98%
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares          3.79%     -2.36%        6.55%
--------------------------------------------------------------
S&P 500 Index(b)         4.91%      0.54%        8.47%
--------------------------------------------------------------

(a)Inception of Class I shares: June 28, 1996. Index data computed from June 30, 1996.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ABN AMRO VALUE FUND

FUND PERFORMANCE*

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.
                           CALENDAR YEAR TOTAL RETURN

       20.43%          30.50%   5.46%    11.15%  (0.68)%  (12.25)% (13.88)%  25.12%   15.38%   6.27%
        1996            1997     1998     1999     2000     2001     2002     2003     2004     2005

Best quarter:            6/97    15.69%
Worst quarter:           9/98   -18.05%

(*)The returns shown are for Class N shares that are not offered in this prospectus. Class I shares would have substantially similar annual returns because Class N shares and Class I shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that Class N shares and Class I shares do not have the same expenses. The annual returns of the Class N shares are expected to be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. The Common share class and Investor share class of ABN AMRO Value Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown above include the performance of the Common share class of the predecessor fund.

The following table indicates how the average annual returns for Class N shares of the Fund for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                         1 Year   5 Years   10 Years
--------------------------------------------------------
ABN AMRO Value
  Fund - Class
  N:(a)
  Return Before
    Taxes                6.27%     3.00%      7.81%
  Return After
    Taxes on
    Distributions        5.80%     2.57%      5.87%
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares          4.69%     2.41%      5.91%
--------------------------------------------------------
Russell 1000
  Index(b)               6.27%     1.07%      9.29%
--------------------------------------------------------
Russell 1000
  Value Index(b)         7.05%     5.28%     10.94%
--------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ABN AMRO MID CAP FUND

FUND PERFORMANCE

The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                                  1.61%
                                   2005

  Best quarter:          9/05     5.19%
  Worst quarter:         6/05    -2.61%



The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                        Since
                            1 Year   Inception(a)
-----------------------------------------------------
ABN AMRO Mid Cap
  Fund (b)
  Return Before
    Taxes                    1.61%       5.71%
  Return After Taxes
    on Distributions         1.05%       5.01%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                   1.79%       4.86%
-----------------------------------------------------
S&P 400 Mid-Cap
  Index(c)                  12.56%      15.17%
-----------------------------------------------------

(a)Inception of Class I shares: July 6, 2004. Index data computed from June 30, 2004.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ABN AMRO/TAMRO SMALL CAP FUND

FUND PERFORMANCE*

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.


                  CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

       13.57%             (11.08)%          56.86%           11.95%           2.34%
        2001                2002             2003             2004             2005



  Best quarter:           6/03      25.28%
  Worst quarter:          9/02     -21.53%

*The returns shown are for Class N shares that are not offered in this prospectus. Class I shares would have substantially similar annual returns because Class N shares and Class I shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that Class N shares and Class I shares do not have the same expenses. The annual returns of the Class N shares are expected to be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares.

The following table indicates how the Fund's average annual returns for Class N shares for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                                                               Since
                                                                    1 Year        5 Years   Inception(a)
--------------------------------------------------------------------------------------------------------
ABN AMRO/TAMRO Small Cap Fund-Class N:(b)
  Return Before Taxes                                                2.34%        12.66%       14.40%
  Return After Taxes on Distributions                                2.34%        11.59%       13.33%
  Return After Taxes on Distributions and Sale of Fund
    Shares                                                           1.52%        10.60%       12.18%
------------------------------------------------------------------------------------------------------------
Russell 2000 Index(c)                                                4.55%         8.22%        9.85%
------------------------------------------------------------------------------------------------------------

(a)Fund's inception: November 30, 2000. Index data computed from November 30, 2000.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

      (43.73)%               44.87%               21.07%               2.53%
        2002                  2003                 2004                 2005

  Best quarter:            6/03      26.57%
  Worst quarter:           9/02     -21.63%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                               Since
                   1 Year   Inception(a)
--------------------------------------------
ABN AMRO/Veredus
 Aggressive
 Growth Fund:(b)
 Return Before
   Taxes            2.53%       1.99%
 Return After
   Taxes on
   Distributions    2.53%       1.99%
 Return After
   Taxes on
   Distributions
   and Sale of
   Fund Shares      1.65%       1.70%
--------------------------------------------
Russell 2000
 Index(c)           4.55%      14.14%
--------------------------------------------
Russell 2000
 Growth Index(c)    4.15%      10.96%
--------------------------------------------

(a)Inception of Class I shares: October 5, 2001. Index data computed from September 30, 2001.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ABN AMRO REAL ESTATE FUND

FUND PERFORMANCE*

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.
                           CALENDAR YEAR TOTAL RETURN

      (12.35)%         (3.32)%     28.77%     7.29%      4.60%      36.28%     33.39%     13.17%
        1998             1999       2000       2001       2002       2003       2004       2005

Best quarter:           12/04    16.96%
Worst quarter:           9/99   -10.05%

(*)The returns shown are for Class N shares that are not offered in this prospectus. Class I shares would have substantially similar annual returns because Class N shares and Class I shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class N shares and Class I shares do not have the same expenses. The annual returns of the Class N shares are expected to be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. The Common share class and Investor share class of ABN AMRO Real Estate Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown above include the performance of the Common share class of the predecessor fund.

The following table indicates how the average annual returns for Class N shares of the Fund for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                    Since
                            1 Year    5 Years    Inception(a)
-----------------------------------------------------------------
ABN AMRO Real Estate
  Fund - Class N:(b)
  Return Before
    Taxes                   13.17%    18.22%        12.17%
  Return After Taxes
    on Distributions        10.86%    16.20%        10.23%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  10.92%    15.05%         9.59%
-----------------------------------------------------------------
MSCI US REIT
  Index(c)(d)               12.13%    18.70%        11.39%
-----------------------------------------------------------------

(a)Fund's inception: December 30, 1997. Index data computed from December 31, 1997.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

(d)The Morgan Stanley REIT Equity Index changed its name to MSCI US REIT Index on June 20, 2005.

ABN AMRO BALANCED FUND
(not currently available for purchase)

FUND PERFORMANCE*

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       16.56%          20.92%   25.13%   12.89%   5.46%   (6.14)%  (10.04)%  15.78%   5.12%    1.62%
        1996            1997     1998     1999     2000     2001     2002     2003     2004     2005

  Best quarter:            12/98     14.75%
  Worst quarter:            9/01     -9.54%

*The returns shown are for Class N shares that are not offered in this prospectus. Class I shares are currently not available for purchase. Class I shares would have substantially similar annual returns because Class N shares and Class I shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that Class N shares and Class I shares do not have the same expenses.


The following table indicates how the average annual returns for Class N shares for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                            10
                                      1 Year    5 Years    Years
--------------------------------------------------------------------
ABN AMRO Balanced Fund -
  Class N:(a)
  Return Before Taxes                  1.62%     0.87%     8.17%
  Return After Taxes on
    Distributions                      0.43%    -0.15%     6.58%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        2.25%     0.38%     6.44%
--------------------------------------------------------------------
S&P 500 Index(b)                       4.91%     0.54%     9.07%
--------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(b)                        2.43%     5.87%     6.16%
--------------------------------------------------------------------
60% S&P 500 Index/40% Lehman
  Brothers U.S. Aggregate Bond
  Index(b)                             3.99%     2.98%     8.23%
--------------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MONTAG & CALDWELL BALANCED FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       13.10%           (0.50)%     (5.27)%    (12.10)%     11.95%       3.40%       3.61%
        1999             2000        2001        2002        2003        2004        2005

  Best quarter:            12/99     10.80%
  Worst quarter:            3/01     -9.09%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                                 Since
                                      1 Year        5 Years   Inception(a)
------------------------------------------------------------------------------
Montag & Caldwell Balanced
  Fund:
  Return Before Taxes                  3.61%        -0.04%        1.66%
  Return After Taxes on
    Distributions                      3.16%        -0.65%        0.77%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        2.54%        -0.37%        0.98%
------------------------------------------------------------------------------
S&P 500 Index(b)                       4.91%         0.54%        1.77%
------------------------------------------------------------------------------
Lehman Brothers U.S.
  Government Credit Bond
  Index(b)                             2.37%         6.11%        5.68%
------------------------------------------------------------------------------
60% S&P 500 Index/40% Lehman
  Brothers U.S. Government
  Credit Bond Index(b)                 3.99%         3.10%        3.66%
------------------------------------------------------------------------------

(a)Inception of Class I shares: December 31 1998. Index data computed from December 31, 1998.

(b)Reflects no deduction for taxes, expenses or fees.

ABN AMRO BOND FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

        7.73%              6.69%            4.16%            4.84%            1.61%
        2001                2002             2003             2004             2005

  Best quarter:           9/01      4.17%
  Worst quarter:          6/04     -2.47%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                                  Since
                                      1 Year        5 Years    Inception(a)
---------------------------------------------------------------------------
ABN AMRO Bond Fund:(b)
  Return Before Taxes                  1.61%         5.03%        5.79%
  Return After Taxes on
    Distributions                     -0.16%         3.01%        3.67%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        1.04%         3.08%        3.67%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(c)                        2.43%         5.87%        6.62%
-------------------------------------------------------------------------------

(a)Inception of Class I shares: July 31, 2000. Index data computed from July 31, 2000.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ABN AMRO INVESTMENT GRADE BOND FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Trust Class and Class B Shares of the Independence One Fixed Income Fund and the Class A and Class B Shares of the Independence One U.S. Government Securities Fund were reorganized into Class I shares of the Fund on June 15, 2002. Performance figures shown below include the performance of the Trust Class of Independence One Fixed Income Fund.

                           CALENDAR YEAR TOTAL RETURN

        3.45%          7.47%    7.77%   (0.27)%   8.42%    7.88%    9.21%    2.21%    2.83%    1.42%
        1996            1997     1998     1999     2000     2001     2002     2003     2004     2005

  Best quarter:          9/02    5.18%
  Worst quarter:         6/04   -2.41%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.
                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                             10
                                    1 Year    5 Years       Years
------------------------------------------------------------------------
ABN AMRO Investment Grade Bond
  Fund:(a)
  Return Before Taxes                1.42%     4.66%        4.99%
  Return After Taxes and
    Distributions                   -0.07%     2.63%        2.93%
  Return After Taxes and
    Distributions and Sale of
    Fund Shares                      0.91%     2.85%        2.91%
------------------------------------------------------------------------
Lehman Brothers U.S. Intermediate
  Aggregate Bond Index(b)            2.01%     5.50%        5.97%
------------------------------------------------------------------------

(a) Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b) Reflects no deduction for taxes, expenses or fees.

ABN AMRO HIGH YIELD BOND FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                 8.91%                                   3.38%
                 2004                                    2005

  Best quarter:          9/04    4.81%
  Worst quarter:         3/05   -1.32%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                       Since
                          1 Year    Inception(a)
 ---------------------------------------------------
 ABN AMRO High
   Yield Bond
   Fund:(b)
   Return Before
     Taxes                 3.38%        7.64%
   Return After
     Taxes on
     Distributions         0.72%        4.89%
   Return After
     Taxes on
     Distributions
     and Sale of
     Fund Shares           2.15%        4.92%
 ---------------------------------------------------
 Merrill Lynch
   U.S. High Yield
   Master II
   Constrained
   Index(c)(d)             2.78%        8.91%
 ---------------------------------------------------
 Merrill Lynch
   U.S. High Yield
   Master II
   Index(c)(d)             2.74%        8.92%
 ---------------------------------------------------

(a)Fund's inception: June 30, 2003. Index data computed from June 30, 2003.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)The Fund's benchmark index was changed from the Merrill Lynch High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index effective June 1, 2005 to more accurately reflect the risk profile of the Fund.

(d) Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class I shares of these ABN AMRO Funds, you do not incur any sales loads or exchange fees and generally no redemption fees. HOWEVER, A REDEMPTION FEE OF 2% OF THE AMOUNT REDEEMED IS CHARGED ON CERTAIN REDEMPTIONS TO SHAREHOLDERS OF ABN AMRO REAL ESTATE FUND AND ABN AMRO HIGH YIELD BOND FUND UNLESS AN EXCEPTION IS AVAILABLE. See "Redemption Fees" on page 38 for more details.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                                    TOTAL                NET
                                                           MANAGEMENT    OTHER     EXPENSE     FEE     EXPENSE
FUND                                                          FEES      EXPENSES    RATIO    WAIVERS    RATIO
ABN AMRO Growth(a)                                            0.70%       0.12%     0.82%        --%    0.82%
Montag & Caldwell Growth(a)                                   0.65        0.10      0.75         --     0.75
ABM AMRO Value(a)                                             0.80        0.11      0.91      (0.22)    0.69(b)
ABN AMRO Mid Cap(a)                                           0.74        0.20      0.94         --     0.94
ABN AMRO/TAMRO Small Cap(a)                                   0.90        0.26      1.16      (0.11)    1.05(b)
ABN AMRO/Veredus Aggressive Growth(a)                         1.00        0.14      1.14         --     1.14
ABN AMRO Real Estate(a)                                       1.00        0.19(d)   1.19      (0.07)    1.12(b)
ABN AMRO Balanced(a)                                          0.70        0.14      0.84         --     0.84(c)
Montag & Caldwell Balanced(a)                                 0.75        0.16      0.91         --     0.91
ABN AMRO Bond(a)                                              0.55        0.15      0.70      (0.21)    0.49(b)
ABN AMRO Investment Grade Bond(a)                             0.50        0.35      0.85      (0.21)    0.64(b)
ABN AMRO High Yield Bond(a)                                   0.45        0.61      1.06      (0.51)    0.55(b)

(a)ABN AMRO VALUE FUND, ABN AMRO MID CAP FUND, ABN AMRO/TAMRO SMALL CAP FUND, ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND, ABN AMRO REAL ESTATE FUND, ABN AMRO BALANCED FUND, MONTAG & CALDWELL BALANCED FUND, ABN AMRO BOND FUND, ABN AMRO INVESTMENT GRADE BOND FUND and ABN AMRO HIGH YIELD BOND FUND each offer two classes of shares that invest in the same portfolio of securities. ABN AMRO GROWTH FUND and MONTAG & CALDWELL GROWTH FUND offer three classes of shares. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; shareholders of Class N and R shares are subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I shares, which are offered in this prospectus. Class N and R shares are offered in separate prospectuses.

(b)The ratio shown reflects the Adviser's contractual undertaking to waive its management fees and/or reimburse expenses exceeding the limit shown through February 28, 2007.

(c)As of March 1, 2006, the Fund's Class I shares have not commenced operations; therefore, expenses are estimated for the current fiscal year.

(d)The "Other Expenses" for ABN AMRO Real Estate Fund were 0.32% for the period from commencement of operations on September 20, 2005 through October 31, 2005. The expense information in the table has been restated to reflect estimated current fees.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.

FUND                                                          1 YEAR         3 YEARS         5 YEARS         10 YEARS
ABN AMRO Growth                                                $ 84           $262            $455            $1,014
Montag & Caldwell Growth                                         77            240             417               930
ABN AMRO Value(a)                                                70            268             482             1,099
ABN AMRO Mid Cap                                                 96            300             520             1,155
ABN AMRO/TAMRO Small Cap(a)                                     107            358             628             1,399
ABN AMRO/Veredus Aggressive Growth                              116            362             628             1,386
ABN AMRO Real Estate(a)                                         114            371             648             1,437
ABN AMRO Balanced                                                86            268             N/A               N/A
Montag & Caldwell Balanced                                       93            290             504             1,120
ABN AMRO Bond(a)                                                 50            203             369               851
ABN AMRO Investment Grade Bond(a)                                65            250             451             1,030
ABN AMRO High Yield Bond(a)                                      56            286             535             1,248

(a)Includes one year of capped expenses in each period.

Other Investment Strategies

The investment policies of ABN AMRO Mid Cap Fund, ABN AMRO Real Estate Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO Bond Fund, ABN AMRO Investment Grade Bond Fund, and ABN AMRO High Yield Bond Fund relating to the type of securities in which 80% of each Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.

In addition to the principal investment strategies described in the Fund summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks and apply to each Fund unless otherwise indicated. Please see page 23 for investment strategies applicable to each Fund and page 24 for definitions of investment terms.

ADRS/EDRS/GDRS
The Funds may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts (GDRs), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Funds may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEBENTURES
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

DEFENSIVE STRATEGY
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

DERIVATIVES
The Funds may engage in derivatives for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. The Funds will not engage in derivative investments purely for speculative purposes. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

OTHER INVESTMENT COMPANIES
The Funds may invest in securities of other investment companies, including exchange-traded funds (ETFs) and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market price for such securities which can fluctuate.

OTHER INVESTMENT STRATEGIES

FUND                                      ADRS/EDRS/GDRS   ASSET/MORTGAGE     BELOW         CMOS      COMMERCIAL   CONVERTIBLE
                                                               BACKED       INVESTMENT                  PAPER      SECURITIES
                                                             SECURITIES       GRADE                      AND
                                                                              (HIGH                   SECURITIES
                                                                              RISK)                       OF
                                                                            SECURITIES                  OTHER
                                                                                                      INVESTMENT
                                                                                                      COMPANIES

ABN AMRO Growth                                X                                                          X            XP
Montag & Caldwell Growth                       X                                                          X            XP
ABN AMRO Value                                 X                                                          X            X
ABN AMRO Mid Cap                               X                                                          X            XP
ABN AMRO/TAMRO Small Cap                       X                                X                         X            X
ABN AMRO/Veredus Aggressive Growth             X                                                          X            X
ABN AMRO Real Estate                           X                                                          X
ABN AMRO Balanced                              X                XP              X            X            X            XP
Montag & Caldwell Balanced                     X                XP                           X            X            XP
ABN AMRO Bond                                                   XP              X            X            X            X
ABN AMRO Investment Grade Bond                                  XP                           X            X            X
ABN AMRO High Yield Bond                                        X               XP                        X            X

FUND                                      CORPORATE    DEBENTURES   DEFENSIVE      DEMAND      DERIVATIVES     EQUITY
                                             DEBT                    STRATEGY    INSTRUMENTS     (E.G.,      SECURITIES
                                          SECURITIES                                            OPTIONS,
                                                                                                FORWARDS,
                                                                                                FUTURES,
                                                                                                 SWAPS)

ABN AMRO Growth                               X            X            X                          X             XP
Montag & Caldwell Growth                      X            X            X                          X             XP
ABN AMRO Value                                                          X                          X             XP
ABN AMRO Mid Cap                              X            X            X                          X             XP
ABN AMRO/TAMRO Small Cap                                                X                          X             XP
ABN AMRO/Veredus Aggressive Growth                         X            X                          X             XP
ABN AMRO Real Estate                                                    X                          X             XP
ABN AMRO Balanced                             XP           XP           X                          X             XP
Montag & Caldwell Balanced                    XP           X            X                          X             XP
ABN AMRO Bond                                 XP           XP           X                          X
ABN AMRO Investment Grade Bond                XP           X            X            X             X
ABN AMRO High Yield Bond                      X            X            X            X             X

FUND                                        FIXED       FOREIGN     PREFERRED       REIT      REPURCHASE      RULE         U.S.
                                            INCOME     SECURITIES     STOCKS                  AGREEMENTS      144A      GOVERNMENT
                                          SECURITIES                                                       SECURITIES   SECURITIES

ABN AMRO Growth                               X                         XP                        X            X            X
Montag & Caldwell Growth                      X                         X                         X            X            X
ABN AMRO Value                                             X            X            X            X            X            X
ABN AMRO Mid Cap                              X            X            XP                        X            X            X
ABN AMRO/TAMRO Small Cap                                   X            X            X            X            X            X
ABN AMRO/Veredus Aggressive Growth                                      X                         X            X            X
ABN AMRO Real Estate                                       X                         XP           X            X            X
ABN AMRO Balanced                             XP           X            XP                        X            X            XP
Montag & Caldwell Balanced                    XP                        X                         X            X            XP
ABN AMRO Bond                                 XP           X                                      X            X            XP
ABN AMRO Investment Grade Bond                XP           X                                      X            X            XP
ABN AMRO High Yield Bond                      XP           X                                      X            X

X = Investment strategy applicable to a Fund.

P = Components of a Fund's principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.abnamrofunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

ASSET-BACKED SECURITIES. Securities that represent a participation in, or are secured by and payable from, payments generated by credit cards, motor vehicle or trade receivables and the like.

BANK DEPOSITS. Cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES. Lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies or, if unrated, are judged by the Adviser to be of equivalent quality. They are considered speculative and are sometimes called "junk bonds."

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

COMMERCIAL PAPER. Short-term fixed income securities issued by banks, corporations and other borrowers.

CORPORATE BONDS. Fixed income securities issued by corporations.

DEBENTURES. Bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of a bond's price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EQUITY SECURITIES. Ownership interests in corporations and other entities, such as: common stocks, preferred stocks, convertible securities, rights and warrants.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

FIXED INCOME SECURITIES. Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

GROWTH STYLE INVESTING. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks issued by large companies. Unless otherwise defined by a fund manager or the Adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. An unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities.

LEHMAN BROTHERS U.S. GOVERNMENT CREDIT BOND INDEX. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX. An unmanaged index generally representative of investment grade debt issues with maturities between three and ten years.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MARKET CAPITALIZATION. Value of a corporation or other entity as determined by the market price of its securities.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. Unmanaged index that tracks the performance of below investment-grade U.S. Dollar-denominated corporate bonds issued in the U.S. domestic market.

MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX. Unmanaged index that tracks the performance of below investment-grade U.S. Dollar-denominated corporate bonds issued in the U.S. domestic market, where issuer allocation is limited to 2% of the index.

MID-CAP STOCKS. Stocks issued by mid-sized companies. Unless otherwise defined by a fund manager or the Adviser, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor's MidCap 400 Index (S&P 400).

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MORTGAGE-BACKED SECURITIES. Securities issued by governmental agencies, such as Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (Freddie
Mac), or by private entities that represent collections (pools) of commercial and residential mortgages.

MSCI U.S. REIT INDEX. An unmanaged index that tracks the returns of REITs.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

REIT. A publicly traded entity that invests in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 1000 INDEX. An unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).

RUSSELL 1000 VALUE INDEX. An unmanaged index comprised of securities in the Russell 1000 Index. Companies in this index tend to exhibit lower price-to-book ratios and lower cost-to-growth values.

RUSSELL 2000 INDEX. An unmanaged index that contains the 2,000 smallest common stocks in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).

RUSSELL 2000 GROWTH INDEX. An unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios.

SMALL-CAP STOCKS. Stocks issued by smaller companies. Unless otherwise defined by a fund manager or the Adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

S&P 400 MID-CAP INDEX. An unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

TOP-DOWN INVESTING. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

VALUE STYLE INVESTING. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

YANKEE BONDS. Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

YIELD. A measure of net income (dividends and interest) earned by the securities in the fund's portfolio, less the fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

ZERO-COUPON BONDS. Debt securities that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.

Management of the Funds

THE ADVISERS

Each Fund has an Adviser that provides management services pursuant to an investment advisory agreement between the Fund and the Adviser. Under the agreement, the Adviser is paid an annual management fee by the Fund for its services based on the average daily net assets of the Fund. The agreement between a Fund and its Adviser may be terminated at any time by the Fund or the Adviser upon 60 days' written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities. The accompanying information highlights each Fund and its portfolio manager(s) and their investment experience and the management fee paid by each Fund for the most recent fiscal year. ABN AMRO Value Fund and ABN AMRO Mid Cap Fund also has a sub-adviser whose fees are paid by the Adviser.

A discussion regarding the Board's basis for approving the Funds' investment advisory and sub-advisory agreements is available in the Funds' shareholder report dated April 30, 2005.

ABN AMRO ASSET MANAGEMENT, INC.
ABN AMRO Asset Management, Inc. ("AAAM, Inc."), located at 161 N. Clark Street, 9th floor, Chicago, IL 60601, is the Adviser to several ABN AMRO Funds. As of December 31, 2005, AAAM, Inc. managed approximately $21.6 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing accounts. Effective January 1, 2006, ABN AMRO Asset Management
(USA) LLC ("AAAM LLC") merged into AAAM, Inc. Prior to the merger, AAAM LLC was the Adviser to ABN AMRO Value Fund, ABN AMRO Real Estate Fund and ABN AMRO High Yield Bond Fund. As of the date of the merger, AAAM, Inc. assumed AAAM LLC's responsibilities under AAAM LLC's investment advisory agreements with those Funds and related sub-advisory agreements and became the Funds' Adviser. Both entities are indirect and wholly-owned subsidiaries of ABN AMRO Holding N.V. and have substantially the same officers and directors.

FUND NAME                          PORTFOLIO MANAGER(S)           INVESTMENT EXPERIENCE
ABN AMRO Growth Fund               Bernard F. Myszkowski, CFA     Portfolio Manager of the Fund since September 1999;
                                                                  Executive Vice President and Chief Equity Officer;
                                                                  associated with the Adviser and its affiliates and
                                                                  predecessors since 1969. He has been a member of the
                                                                  Equity Investment Committee since 1993, and a manager of
                                                                  balanced and common stock portfolios for institutional and private family accounts since 1973. Mr. Myszkowski
                                                                  received an MBA from Northwestern University in 1971.

                                   Richard S. Drake, CFA          Portfolio Manager of the Fund since February 2000; Senior
                                                                  Managing Director, Director of Equity Research and
                                                                  Portfolio Manager; associated with the Adviser and its
                                                                  affiliates and predecessors since January 2000. Mr. Drake
                                                                  began his investment career in 1983; he previously held a
                                                                  senior investment management position with Duff & Phelps
                                                                  Investment Management, Inc. from 1995-1999. Mr. Drake
                                                                  received his MBA from Northwestern University.
ABN AMRO Value Fund (subadvised    Steve R. Gorham, CFA           Portfolio Manager since January 2002; Senior Vice
  by MFS Institutional                                            President for the Sub-Adviser. Mr. Gorham heads the
  Advisors, Inc.)                                                 management team. He participates in the research process
                                                                  and strategy discussions, maintains overall responsibility for portfolio construction, final buy and sell decisions
                                                                  and risk management. Mr. Gorham joined the Sub-Adviser in
                                                                  1989 and became an Equity Research Analyst in 1992. From
                                                                  1995 to 2000, he worked as an international analyst. Mr.
                                                                  Gorham affiliations include CFA Institute and Boston
                                                                  Security Analysts Society, Inc. He holds a MBA from Boston
                                                                  College and a BS from the University of New Hampshire.

ABN AMRO Mid Cap Fund              Thyra E. Zerhusen              Portfolio Manager of the Fund since May 1999; Ms. Zerhusen
  (subadvised by Optimum                                          joined the investment team of Optimum Investment Advisors,
  Investment Advisors, LLC)                                       LLC in October 2003. From April 1999 to September 2003 she
                                                                  was on the investment team of Talon Asset Management and
                                                                  from 1993 to 1999 she was Senior Vice President and
                                                                  Principal at the Burridge Group. She has a Diplom
                                                                  Inginieur from the Swiss Federal Institute of Technology
                                                                  and an MA in Economics from the University of Illinois.

FUND NAME                          PORTFOLIO MANAGER(S)           INVESTMENT EXPERIENCE
ABN AMRO Real Estate Fund          Nancy J. Holland, CPA          Co-portfolio Manager since the Fund's inception; Senior
                                                                  Managing Director of the Adviser. Ms. Holland has been
                                                                  associated with the Adviser and its predecessor since
                                                                  January 1997. Prior to joining the Adviser, Ms. Holland
                                                                  was a real estate analyst with Edward Jones from January
                                                                  1995 - December 1996. Ms. Holland holds a BS in Accounting from Saint Louis University.

                                   Joseph Pavnica                 Co-portfolio manager of the Fund since October 2005. Mr.
                                                                  Pavnica joined the property team of the Adviser in March
                                                                  2001 and was employed by its predecessor firm from
                                                                  1997-2001. During his tenure, Mr. Pavnica has been
                                                                  responsible for analyzing and providing investment
                                                                  recommendations for various property sectors including:
                                                                  retail, multi-family, hotels, industrial, and self-
                                                                  storage. Mr. Pavnica received his BS in Accounting from
                                                                  St. Joseph's College and his MBA from Indiana University
                                                                  Northwest.
ABN AMRO Balanced Fund             Bernard F. Myszkowski, CFA     Portfolio Manager of the Fund since September 1999. Please see above.

                                   Fred Senft, Jr., CFA           Portfolio Manager of the Fund since February 2005; Senior
                                                                  Managing Director; associated with the Adviser and its
                                                                  predecessors and/or affiliates since 1992 as a Fixed
                                                                  Income Portfolio Manager. Mr. Senft is also a senior
                                                                  member of the firm's investment strategy team and manages
                                                                  fixed income separate accounts and oversees the firm's
                                                                  investment grade credit research and trading efforts. Mr.
                                                                  Senft's previous experience includes positions as an
                                                                  investment manager for Shand Morahan & Co., where he
                                                                  managed a Treasury/Mortgage arbitrage portfolio. Prior to
                                                                  that, Mr. Senft was a corporate and mortgage analyst with
                                                                  Benefit Trust Life Insurance Company. He holds a BS from
                                                                  Lake Forest College and is a member of the Investment
                                                                  Analyst Society of Chicago.
ABN AMRO Bond Fund                 Fred Senft, Jr., CFA           Portfolio Manager of the Fund since February 2005. Please
                                                                  see above.

ABN AMRO Investment Grade Bond     Fred Senft, Jr., CFA           Portfolio Manager of the Fund since February 2005. Please
  Fund                                                            see above.

FUND NAME                          PORTFOLIO MANAGER(S)           INVESTMENT EXPERIENCE
ABN AMRO High Yield Bond Fund      Todd J. Youngberg, CFA         Co-Portfolio Manager since the Fund's inception and
                                                                  Managing Director of the Adviser. He joined the Adviser in
                                                                  1998 to spearhead the high yield products. Mr. Youngberg
                                                                  heads the ABN AMRO Global High Yield Committee and shares
                                                                  responsibility for determining overall strategy, security
                                                                  selection and the day-to-day management of the Fund.
                                                                  Before joining the Adviser, he was employed with AmerUs
                                                                  Capital Management in Des Moines, Iowa for over nine years where he managed high yield portfolios after spending time as a high yield/credit analyst. Mr. Youngberg received a
                                                                  Bachelor of Arts in business from Central College in
                                                                  Pella, Iowa and his MBA. from Drake University. He is a
                                                                  member of the CFA Institute.

                                   Charles Ullerich, CFA          Co-Portfolio Manager since the Fund's inception and Vice
                                                                  President of the Adviser. Mr. Ullerich joined the Adviser
                                                                  in 2001 and specializes in the telecommunications, media,
                                                                  technology, and gaming sectors in addition to his
                                                                  co-portfolio manager responsibilities. Mr. Ullerich is a
                                                                  member of the ABN AMRO Global High Yield Committee and
                                                                  shares responsibility for determining strategy, security
                                                                  selection, and day-to-day management of the Fund. Previous to working at the Adviser, Mr. Ullerich was employed with
                                                                  ING Pilgrim Securities as a portfolio manager and senior
                                                                  analyst for the total return high yield funds. Mr.
                                                                  Ullerich has a Bachelor of Science from Arizona State
                                                                  University. Mr. Ullerich is a Certified Internal Auditor.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                       MANAGEMENT FEE PAID FOR
                                                                     FISCAL YEAR ENDED 10/31/05
FUND NAME                                                          (AS A PERCENTAGE OF NET ASSETS)
ABN AMRO Growth Fund                                                            0.70%
ABN AMRO Value Fund                                                             0.58%(a)(c)
ABN AMRO Mid Cap Fund                                                           0.74%
ABN AMRO Real Estate Fund                                                       0.92%(a)(c)(d)
ABN AMRO Balanced Fund                                                            N/A(b)
ABN AMRO Bond Fund                                                              0.34%(a)
ABN AMRO Investment Grade Bond Fund                                             0.29%(a)
ABN AMRO High Yield Bond Fund                                                   0.00%(a)

(a)Taking into account fee waivers then in effect.
(b)As of March 1, 2006, the Fund's Class I shares have not commenced operations.
(c)The Fund commenced investment operations on September 20, 2005.
(d)The Fund's expenses were estimated for the period ending October 31, 2005.

MONTAG & CALDWELL, INC.
Montag & Caldwell, Inc. is the Adviser to MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND and is located at 3455 Peachtree Road N.E., Suite 1200, Atlanta, Georgia 30326. The firm was founded in 1945 and is a member of the ABN AMRO group of companies. As of December 31, 2005, Montag & Caldwell managed approximately $22.8 billion in assets.

FUND NAME                             PORTFOLIO MANAGER           INVESTMENT EXPERIENCE
Montag & Caldwell                     Ronald E. Canakaris, CIC,   Portfolio Manager since the Funds' inceptions in 1994;
  Growth Fund                         CFA                         President, Chief Executive Officer and Chief Investment
Montag & Caldwell                                                 Officer of Montag & Caldwell. He has been with the firm
  Balanced Fund                                                   since 1972 and is responsible for developing the firm's
                                                                  investment process. He has a BS and BA from the University of Florida.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund is available in the SAI.

                                                                                                  MANAGEMENT FEE PAID FOR
                                                        GROSS MANAGEMENT                        FISCAL YEAR ENDED 10/31/05
FUND NAME                                                     FEE                             (AS A PERCENTAGE OF NET ASSETS)
Montag & Caldwell Growth Fund                       First $800 million 0.80%                               0.65%
                                                    Over $800 million 0.60%
Montag & Caldwell Balanced Fund                              0.75%                                         0.75%

VEREDUS ASSET MANAGEMENT LLC
Veredus Asset Management LLC is the Adviser to ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND and is located at 6060 Dutchmans Lane, Louisville, Kentucky 40205. Veredus was founded in 1998 and is a member of the ABN AMRO group of companies. As of December 31, 2005, Veredus managed approximately $2.5 billion in assets.

FUND NAME                             PORTFOLIO MANAGER           INVESTMENT EXPERIENCE
ABN AMRO/Veredus Aggressive Growth    B. Anthony Weber            Portfolio Manager since the Fund's inception in 1998;
Fund                                                              President and Chief Investment Officer of Veredus Asset
                                                                  Management LLC. He is responsible for the day-to-day
                                                                  management of the Fund. Mr. Weber was President and Senior
                                                                  Portfolio Manager of SMC Capital, Inc. from 1993-1998. He
                                                                  has 24 years of investment management experience. He
                                                                  received a BA from Centre College of Kentucky.

                                      Charles P. McCurdy, Jr.,    Portfolio Manager of the Fund since February 2000;
                                      CFA                         Executive Vice President and Director of Research of
                                                                  Veredus Asset Management LLC since 1998. Formerly employed by SMC Capital, Inc. from 1994-1998, Stock Yards Bank and
                                                                  Trust and Citizens Fidelity Capital Management. He
                                                                  received his BS from the University of Louisville in 1984.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund is available in the SAI.

                                                                    MANAGEMENT FEE PAID FOR
                                                                  FISCAL YEAR ENDED 10/31/05
FUND NAME                                                       (AS A PERCENTAGE OF NET ASSETS)
ABN AMRO/Veredus Aggressive Growth Fund                                      1.00%

TAMRO CAPITAL PARTNERS LLC

TAMRO Capital Partners LLC is the Adviser to ABN AMRO/TAMRO SMALL CAP FUND and is located at 1660 Duke Street, Alexandria, VA 22314. TAMRO was founded in 2000 and is a subsidiary of ABN AMRO Asset Management Holdings, Inc. As of December 31, 2005, TAMRO managed approximately $324 million in assets.

FUND NAME                           PORTFOLIO MANAGER       INVESTMENT EXPERIENCE
ABN AMRO/TAMRO                      Philip D. Tasho, CFA    Portfolio Manager since the Fund's inception in November
  Small Cap Fund                                            2000; President and Chief Investment Officer of TAMRO; Vice
                                                            President of AAAM, Inc. He is responsible for the day-to-day management of the Fund. Most recently, Mr. Tasho served as
                                                            Chief Executive Officer and Chief Investment Officer of
                                                            Riggs Investment Management Corp. (RIMCO), from 1995 to
                                                            2000. He began his investment management career in 1980. He received his MBA from George Washington University.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund is available in the SAI.

                                         MANAGEMENT FEE PAID FOR
                                       FISCAL YEAR ENDED 10/31/05
FUND NAME                            (AS A PERCENTAGE OF NET ASSETS)
ABN AMRO/TAMRO Small Cap Fund                  0.79%(a)(b)

(a)Class I of the Fund did not commence operations until January 4, 2005.

(b)Taking into account fee waivers then in effect.

THE SUB-ADVISERS


OPTIMUM INVESTMENT ADVISORS, LLC
Optimum Investment Advisors, LLC is the sub-adviser to ABN AMRO MID CAP FUND pursuant to a sub-advisory agreement with AAAM, Inc. and is located at 100 South Wacker Drive, Suite 2100, Chicago, IL 60606. As of December 31, 2005, Optimum managed more than $1.4 billion in assets for institutional and high net-worth clients. Optimum's general partner, Optimum Investment Group, Ltd, 100 South Wacker Drive, Suite 2100, Chicago, IL 60606, is a registered investment adviser.

MFS INSTITUTIONAL ADVISORS, INC.
MFS Institutional Advisors, Inc. ("MFSI"), 500 Boylston Street, Boston, MA 02116 serves as the sub-adviser of ABN AMRO VALUE FUND, pursuant to a sub-advisory agreement with AAAM, Inc. MFSI is a wholly owned subsidiary of Massachusetts Financial Services Company ("MFS"). MFS, a Delaware corporation, is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Financial Corp., 150 King Street West, 14th Floor, Toronto, Canada M5H IJ9, which in turn is a wholly owned subsidiary of Sun Life Financial at the same address. As of December 31, 2005, MFSI managed approximately $29.4 billion in assets.

Shareholder Information

OPENING AN ACCOUNT


-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for Class I shares of each Fund are as follows:
   o  ABN AMRO Growth Fund: $5 million
   o  Montag & Caldwell Growth Fund: $5 million
   o  ABN AMRO Value Fund: $2 million
   o  ABN AMRO Mid Cap Fund: $2 million
   o  ABN AMRO/TAMRO Small Cap Fund: $2 million
   o  ABN AMRO/Veredus Aggressive Growth Fund: $2 million
   o  ABN AMRO Real Estate Fund: $2 million
   o  ABN AMRO Balanced Fund: $5 million
   o  Montag & Caldwell Balanced Fund: $1 million
   o  ABN AMRO Bond Fund: $2 million
   o  ABN AMRO Investment Grade Bond Fund: $1 million
   o  ABN AMRO High Yield Bond Fund: $1 million
- Balances can be aggregated to meet the minimum initial investment requirements for the accounts of:
   o  clients of a financial consultant
   o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
   o  a corporation or other legal entity
-  Minimum initial investment requirements may be waived:
   o for affiliates, Trustees and employees of the Advisers or their affiliated companies with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement
- Purchase, exchange and redemption requests received and processed before 4:00 ET receive that business day's closing NAV. Trades received and processed after 4:00 ET receive the following business day's NAV.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges and to avoid any delay and inconvenience of having to request these in writing at a later date.
-  Make your initial investment using the following table as a guideline.
-  All account openings and subsequent investment requests must be in "good order."
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BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.
- Other supporting legal documents (as necessary) are present, including such requirements for written requests as described on page 36.
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                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ABN AMRO FUNDS                  - Make your check payable to ABN        address at the left.
P.O. BOX 9765                     AMRO Funds and mail to us at the    - We accept checks, bank drafts, money orders, wires and
PROVIDENCE, RI 02940              address at the left.                  ACH for purchases (see "Other Features" on page 36).
OVERNIGHT DELIVERY              - We accept checks, bank drafts,        Checks must be drawn on U.S. banks. There is a minimum
                                  money orders, wires and ACH for       $20 charge for returned checks.
ABN AMRO FUNDS                    purchases. Checks must be drawn     - Give the following wire/ACH information to your bank:
101 SABIN STREET                  on U.S. banks to avoid any fees       Mellon Trust of New England
PAWTUCKET, RI 02860               or delays in processing.              ABA #01-10-01234
                                - We do not accept travelers,           For: ABN AMRO Funds
                                  temporary, post-dated, credit         A/C 140414
                                  card courtesy, second or third        FBO "ABN AMRO Fund Number"
                                  party checks (which are checks        "Your Account Number"
                                  made payable to someone other        Include your name, account number, taxpayer
                                  than the Funds).                      identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.
                                                                      - We do not accept travelers, temporary, post-dated,
                                                                        credit card courtesy, second or third party checks
                                                                        (which are checks made payable to someone other than
                                                                        the Funds).
                                                                      - For your protection, our current internet capabilities
                                                                        allow you to check balances and transfer monies only
                                                                        between Funds. Please contact us via mail with a
                                                                        signed letter of instruction for all other changes to
                                                                        your account.

BY PHONE                        - Obtain a Fund and account number    - Verify that your bank or credit union is a member of
                                  by calling ABN AMRO Funds at the      the ACH.
800 992-8151                      number at the left.                 - To place your request with an Investor Services
                                - Instruct your bank (who may           Associate, call between 9 a.m. and 7 p.m. ET,
                                  charge a fee) to wire or ACH the      Monday - Friday.
                                  amount of your investment.          - You should complete the "Bank Account Information"
                                - Give the following wire/ACH           section on your account application.
                                  information to your bank:           - When you are ready to add to your account, call ABN
                                 Mellon Trust of New England            AMRO Funds and tell the representative the Fund name,
                                  ABA #01-10-01234                      account number, the name(s) in which the account is
                                  For: ABN AMRO Funds                   registered and the amount of your investment.
                                  A/C 140414                          - Instruct your bank (who may charge a fee) to wire or
                                  FBO "ABN AMRO Fund Number"            ACH the amount of your investment.
                                  "Your Account Number"               - Give the following wire/ACH information to your bank:
                                - Return your completed and signed      Mellon Trust of New England
                                  application to:                       ABA #01-10-01234
                                 ABN AMRO Funds                         For: ABN AMRO Funds
                                  P.O. Box 9765                         A/C 140414
                                  Providence, RI 02940                  FBO "ABN AMRO Fund Number"
                                                                        "Your Account Number"
                                                                        Include your name, account number, taxpayer
                                                                        identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)

BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of
                                  application(s) from our Web           the ACH.
WWW.ABNAMROFUNDS.COM              site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Obtain a Personal Identification Number (PIN) from ABN
                                  payable to ABN AMRO Funds and         AMRO Funds for use on ABN AMRO Funds' Web site if you
                                  mail it to the address under "By      have not already done so. To obtain a PIN, please call
                                  Mail" above.                          800 992-8151.
                                                                      - When you are ready to add to your account, access your
                                                                        account through ABN AMRO Funds' Web site and enter
                                                                        your purchase instructions in the highly secure area
                                                                        for shareholders only called "Account Access." ACH
                                                                        purchases on the Internet may take 3 to 4 business
                                                                        days.

EXCHANGING SHARES


After you have opened an account with us, you can exchange your shares within ABN AMRO Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for you and may subject you to a redemption fee.
----------------------------------------------------------------

You can exchange shares from one ABN AMRO Fund to another within the same class of shares. (For example, from ABN AMRO Growth Fund's Class I shares to ABN AMRO Balanced Fund Class I shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different Fund is treated as a sale and a new purchase.

The Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the
                                - Sales or redemptions of any size      Fund name, Fund number, your account number, the
ABN AMRO FUNDS                  - (For redemptions over $50,000,        name(s) in which the account is registered and the
P.O. BOX 9765                     please see Medallion Signature        dollar value or number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee on the next page)         - Include all signatures and any additional documents
OVERNIGHT DELIVERY                                                      that may be required (see "Selling Shares in Writing"
ABN AMRO FUNDS                                                          on page 35). Signatures must be in original form, as
101 SABIN STREET                                                        photocopies are not accepted.
PAWTUCKET, RI 02860                                                   - Mail to us at the address at the left.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page 36).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your
                                - Sales of up to $50,000 (for           touch-tone phone, call us at the number to the left.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services
                                  privileges)                           Associate, call between 9 a.m. and 7 p.m. ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page 36).
                                                                      - The Funds reserve the right to refuse any telephone
                                                                        sales request and may modify the procedures at any
                                                                        time. The Funds make reasonable attempts to verify
                                                                        that telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may incur from
                                                                        telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ABNAMROFUNDS.COM                                                  - Obtain a Personal Identification Number (PIN) from ABN
                                                                        AMRO Funds (800 992-8151) for use on ABN AMRO Funds'
                                                                        Web site if you have not already done so.
                                                                      - When you are ready to redeem a portion of your
                                                                        account, access your account through ABN AMRO Funds'
                                                                        Web site and enter your redemption instructions in the
                                                                        highly secure area for shareholders only called
                                                                        "Account Access." A check for the proceeds will be
                                                                        mailed to you at the address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page 36).

SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
- you are selling more than $50,000 worth of shares (except for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund)
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)
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WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                  REQUIREMENTS FOR WRITTEN REQUESTS
Owners of               - Letter of instruction
individual, joint,      - On the letter, the signatures and titles of all persons
sole proprietorship,      authorized to sign for the account, exactly as the account
UGMA/UTMA, or             is registered, must be in original form, as photocopies
general partner           are not accepted
accounts                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners of corporate     - Letter of instruction
or association          - Corporate resolution certified within the past 12 months
accounts                - On the letter, the signatures and titles of all persons
                          authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                          are not accepted
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners or trustees      - Letter of instruction
  of trust accounts     - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                        - If the names of all trustees are not registered on the
                          account, a copy of the trust document certified within the past 12 months
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Joint tenancy           - Letter of instruction signed by the surviving tenant must
shareholders whose        be in original form, as photocopies are not accepted
co-tenants are          - Copy of death certificate
deceased                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Executors of            - Letter of instruction signed by executor must be in
  shareholder             original form, as photocopies are not accepted
  estates               - Copy of order appointing executor
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Administrators,         - Call 800 992-8151 for instructions
conservators,
guardians and other
sellers or account
types not listed
above
IRA accounts            - IRA distribution request form completed and signed. Call
                          800 992-8151 for a form.

In addition to the situations described above, ABN AMRO Funds may require Medallion Signature Guarantees in other circumstances based on the amount of redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize ABN AMRO Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your ABN AMRO Funds account(s):
- You must authorize ABN AMRO Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.

- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. Redemptions in kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

INVOLUNTARY CONVERSIONS
To reduce expenses, we may transfer your account to a different class if its value falls below the minimum initial investment. We will give you 30 days notice before we convert your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions in IRAs, custodial accounts for minors, or in cases where the Board has approved a "letter of intent." Redemption fees will not be assessed on involuntary conversions.

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Currently, the Funds observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after ABN AMRO Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. (ET)) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated.. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of ABN AMRO Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from ABN AMRO Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

ABN AMRO Funds reserve the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
-  suspend the offering of Fund shares;
- change the initial and additional investment minimums or to waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires ABN AMRO Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with ABN AMRO Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact the Funds' NAVs and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds' Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:
- ABN AMRO High Yield Bond Fund and ABN AMRO Real Estate Fund have adopted a redemption fee for shares held less than 90 calendar days;
- The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
-  The Funds reserve the right to:
   - Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
   - Limit, impose charges upon, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
   - Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
   - Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Funds may consider an investor's trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders other than those who hold shares through omnibus accounts. While the Funds notify intermediaries of and request that they enforce these policies and procedures, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds' policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

REDEMPTION FEES
ABN AMRO Real Estate Fund and ABN AMRO High Yield Bond Fund assess a 2% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds' policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds' redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds' Administrator believes it to be in the best interest of the Funds and in accordance with the Funds' policies and procedures to waive the redemption fee on behalf of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
-  after any change of name or address of the registered owner(s).

ABN AMRO Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, ABN AMRO Funds combines mailings for multiple accounts going to a single household by delivering Fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DISTRIBUTIONS
The Funds distribute income dividends and net capital gains distributions. Income dividends represent the earnings from a Fund's investment less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

DIVIDENDS
The following table shows the Funds' dividend and distribution schedule.

DIVIDEND REINVESTMENTS
Many investors have their dividends and distributions reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

                             DISTRIBUTION SCHEDULE

FUNDS                                    DIVIDENDS, IF ANY             CAPITAL GAINS DISTRIBUTIONS, IF ANY
ABN AMRO Growth Fund                     - Declared and paid           - Generally distributed at least once a year in
                                           quarterly                     December
Montag & Caldwell Growth Fund
ABN AMRO Value Fund
ABN AMRO Mid Cap Fund
ABN AMRO/TAMRO Small Cap Fund
ABN AMRO/Veredus Aggressive Growth Fund
ABN AMRO Real Estate Fund
ABN AMRO Balanced Fund
Montag & Caldwell Balanced Fund
ABN AMRO Bond Fund                       - Declared and paid monthly   - Generally distributed at least once a year in
                                                                         December
ABN AMRO Investment Grade Bond Fund
ABN AMRO High Yield Bond Fund

UNCASHED CHECKS
Checks should be cashed upon receipt, as we will not pay interest on uncashed checks.

ADDITIONAL INVESTOR SERVICES

ABN AMRO FUNDS WEB SITE
ABN AMRO Funds maintains a Web site located at http://www.abnamrofunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Investor Services Associates will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto "Account Access" on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

ABN AMRO Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

COMPENSATION TO INTERMEDIARIES

In addition to distribution and service fees paid by the Funds, the Advisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds for various services out of their own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the ABN AMRO family of funds, including within the same intermediary, and across intermediaries. These payments include intercompany payments between the Advisers and their affiliates.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a Fund may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Advisers consider a broker-dealer's reliability, the availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in an ABN AMRO Fund. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

TAXES
For federal income tax purposes:

- The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate investors in the Funds at rates applicable to long-term capital gains, provided certain holding period requirements contained in the Internal Revenue Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund.

- Distributions declared in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of a Fund.

- When you sell or exchange shares in a non-retirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss may generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide ABN AMRO Funds with the complete and correct taxpayer identification information and required certification, or if the IRS so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

- If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may be able to claim an offsetting tax credit or deduction depending on your particular circumstances.

Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of the Funds outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements as of October 31, 2005 which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available upon request. The information for periods ended prior to October 31, 2002 for ABN AMRO Investment Grade Bond Fund has been audited by the Funds' former independent registered public accounting firm, whose reports expressed an unqualified opinion of the financial highlights. Class I shares of ABN AMRO Balanced Fund had not commenced operations as of October 31, 2005.

ABN AMRO GROWTH FUND


                                                              Year        Year        Year        Year         Year
                                                             Ended       Ended       Ended       Ended         Ended
                                                            10/31/05    10/31/04    10/31/03    10/31/02     10/31/01
                                                            --------    --------    --------    --------     --------
Net Asset Value, Beginning of Period                        $  22.02    $  21.33    $  18.67    $  20.45    $     30.89
                                                            --------    --------    --------    --------    -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.11(a)     0.01(a)     0.03       (0.03)          0.02
  Net realized and unrealized gain (loss) on investments        0.92(a)     0.68(a)     2.63       (1.70)         (7.38)
                                                            --------    --------    --------    --------    -----------
  Total from investment operations                              1.03        0.69        2.66       (1.73)         (7.36)
                                                            --------    --------    --------    --------    -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                     (0.08)         --          --          --             --
  Distributions from net realized gain on investments             --          --          --       (0.05)         (3.08)
                                                            --------    --------    --------    --------    -----------
  Total distributions                                          (0.08)         --          --       (0.05)         (3.08)
                                                            --------    --------    --------    --------    -----------
Net increase (decrease) in net asset value                      0.95        0.69        2.66       (1.78)        (10.44)
                                                            --------    --------    --------    --------    -----------
Net Asset Value, End of Period                              $  22.97    $  22.02    $  21.33    $  18.67    $     20.45
                                                            ========    ========    ========    ========    ===========

TOTAL RETURN                                                    4.69%       3.23%      14.25%      (8.51)%       (25.78)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $449,492    $358,377    $272,497    $149,741        $43,362
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     0.82%       0.82%       0.83%       0.83%          0.84%
  After reimbursement and/or waiver of expenses by
    Adviser                                                     0.82%       0.82%       0.83%       0.83%          0.84%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     0.49%       0.05%       0.17%       0.07%          0.07%
  After reimbursement and/or waiver of expenses by
    Adviser                                                     0.49%       0.05%       0.17%       0.07%          0.07%
Portfolio Turnover                                             31.30%(b)    18.59%      7.66%       7.52%         17.22%

---------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

MONTAG & CALDWELL GROWTH FUND


                                                         Year          Year          Year          Year          Year
                                                        Ended         Ended         Ended         Ended         Ended
                                                       10/31/05      10/31/04      10/31/03      10/31/02      10/31/01
                                                       --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period                  $    21.61    $   120.84    $    19.22    $    22.74    $    31.70
                                                      ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.11(a)       0.10(a)       0.12(a)       0.11          0.09
  Net realized and unrealized gain (loss) on
    investments                                             1.83(a)       0.77(a)       1.66(a)      (3.48)        (4.90)
                                                      ----------    ----------    ----------    ----------    ----------
  Total from investment operations                          1.94          0.87          1.78         (3.37)        (4.81)
                                                      ----------    ----------    ----------    ----------    ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net
  investment income                                        (0.11)        (0.10)        (0.16)        (0.15)        (0.07)
  Distributions from net realized gain on
  investments                                                 --            --            --            --         (4.08)
                                                      ----------    ----------    ----------    ----------    ----------
  Total distributions                                      (0.11)        (0.10)        (0.16)        (0.15)        (4.15)
                                                      ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                  1.83          0.77          1.62         (3.52)        (8.96)
                                                      ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                        $    23.44    $    21.61    $    20.84    $    19.22    $    22.74
                                                      ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                                8.99%         4.19%         9.35%       (14.91)%      (17.16)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                  $1,727,848    $2,184,511    $2,151,687    $1,325,116    $1,058,500
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                              0.75%         0.74%         0.77%         0.77%         0.77%
  After reimbursement and/or waiver of expenses by
    Adviser                                                 0.75%         0.74%         0.77%         0.77%         0.77%
Ratios of net investment income to average net
assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                              0.48%         0.48%         0.58%         0.52%         0.39%
  After reimbursement and/or waiver of expenses by
    Adviser                                                 0.48%         0.48%         0.58%         0.52%         0.39%
Portfolio Turnover                                         52.16%        52.86%        38.76%        38.23%        59.64%

---------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

ABN AMRO VALUE FUND


                                                                Period
                                                                 Ended
                                                              10/31/05(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $     12.36
                                                              -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.01(b)
  Net realized and unrealized loss on investments                   (0.21)(b)
                                                              -----------
  Total from investment operations                                  (0.20)
                                                              -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income            --
                                                              -----------
  Total distributions                                                  --
                                                              -----------
Net decrease in net asset value                                     (0.20)
                                                              -----------
Net Asset Value, End of Period                                $     12.16
                                                              ===========

TOTAL RETURN                                                        (1.62)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $   192,662
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          0.91%
  After reimbursement and/or waiver of expenses by Adviser           0.69%
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          0.40%
  After reimbursement and/or waiver of expenses by Adviser           0.62%
Portfolio Turnover                                                  21.84%

---------------

(a)ABN AMRO Value Fund - Class I commenced investment operations on September 20, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

ABN AMRO MID CAP FUND


                                                                Year       Period
                                                               Ended        Ended
                                                              10/31/05   10/31/04(a)
                                                              --------   -----------
Net Asset Value, Beginning of Period                          $  22.96   $     23.61
                                                              --------   -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.04          --(b)(c)
  Net realized and unrealized gain (loss) on investments          1.04         (0.65)(b)
                                                              --------   -----------
  Total from investment operations                                1.08         (0.65)
                                                              --------   -----------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on investments            (0.74)           --
                                                              --------   -----------
  Total distributions                                            (0.74)           --
                                                              --------   -----------
Net increase (decrease) in net asset value                        0.34         (0.65)
                                                              --------   -----------
Net Asset Value, End of Period                                $  23.30   $     22.96
                                                              ========   ===========

TOTAL RETURN                                                      4.69%        (2.80)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $73,293       $26,202
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       0.94%         0.98%
  After reimbursement and/or waiver of expenses by Adviser        0.94%         0.98%
Ratios of net investment income (loss) to average net
assets:
  Before reimbursement and/or waiver of expenses by Adviser       0.21%        (0.04)%
  After reimbursement and/or waiver of expenses by Adviser        0.21%        (0.04)%
Portfolio Turnover                                               27.42%        26.64%

---------------

(a)ABN AMRO Mid Cap Fund - Class I commenced investment operations on July 6, 2004.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

ABN AMRO/TAMRO SMALL CAP FUND


                                                                Period
                                                                 Ended
                                                              10/31/05(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $     15.32
                                                              -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.04)(b)
  Net realized and unrealized gain on investments                    0.39(b)
                                                              -----------
  Total from investment operations                                   0.35
                                                              -----------
Net increase in net asset value                                      0.35
                                                              -----------
Net Asset Value, End of Period                                $     15.67
                                                              ===========

TOTAL RETURN                                                         2.28%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                              $11,432
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          1.16%
  After reimbursement and/or waiver of expenses by Adviser           1.05%
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         (0.39)%
  After reimbursement and/or waiver of expenses by Adviser          (0.28)%
Portfolio Turnover                                                  56.28%

---------------

(a)ABN AMRO/TAMRO Small Cap Fund - Class I commenced investment operations on January 4, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding for the period.

(c)Not Annualized.

ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND


                                                               Year        Year        Year        Year        Period
                                                              Ended       Ended       Ended       Ended         Ended
                                                             10/31/05    10/31/04    10/31/03    10/31/02    10/31/01(a)
                                                             --------    --------    --------    --------    -----------
Net Asset Value, Beginning of Period                         $  16.40    $  15.33    $  11.48    $  17.56    $    17.88
                                                             --------    --------    --------    --------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.12)      (0.15)      (0.08)      (0.19)           --
  Net realized and unrealized gain (loss) on investments         2.29        1.22        3.93       (5.89)        (0.32)
                                                             --------    --------    --------    --------    ----------
  Total from investment operations                               2.17        1.07        3.85       (6.08)        (0.32)
                                                             --------    --------    --------    --------    ----------
Net increase (decrease) in net asset value                       2.17        1.07        3.85       (6.08)        (0.32)
                                                             --------    --------    --------    --------    ----------
Net Asset Value, End of Period                               $  18.57    $  16.40    $  15.33    $  11.48    $    17.56
                                                             ========    ========    ========    ========    ==========

TOTAL RETURN                                                    13.23%       6.98%      33.54%     (34.62)%       (1.79)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                         $156,286    $114,607     $77,660     $52,808        $5,497
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                      1.14%       1.15%       1.20%       1.19%         1.16%
  After reimbursement and/or waiver of expenses by
    Adviser                                                      1.14%       1.15%       1.16%(c)     1.11%        1.12%
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     (0.78)%     (0.90)%     (0.67)%     (0.86)%       (0.59)%
  After reimbursement and/or waiver of expenses by
    Adviser                                                     (0.78)%     (0.90)%     (0.63)%     (0.78)%       (0.55)%
Portfolio Turnover                                             140.04%     118.89%     159.64%     162.80%       177.30%(b)


---------------

(a)ABN AMRO/Veredus Aggressive Growth Fund - Class I commenced investment operations on October 5, 2001.

(b)Not Annualized.

(c)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.15% to 1.24% on March 1, 2003.

ABN AMRO REAL ESTATE FUND


                                                                Period
                                                                 Ended
                                                              10/31/05(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $     16.64
                                                              -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.10(b)
  Net realized and unrealized loss on investments                   (0.51)(b)
                                                              -----------
  Total from investment operations                                  (0.41)
                                                              -----------
Net decrease in net asset value                                     (0.41)
                                                              -----------
Net Asset Value, End of Period                                $     16.23
                                                              ===========

TOTAL RETURN                                                        (2.46)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                              $32,711
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          1.32%
  After reimbursement and/or waiver of expenses by Adviser           1.11%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          5.11%
  After reimbursement and/or waiver of expenses by Adviser           5.32%
Portfolio Turnover                                                  43.14%

---------------

(a)ABN AMRO Real Estate Fund - Class I commenced investment operations on September 20, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

MONTAG & CALDWELL BALANCED FUND


                                                               Year        Year        Year        Year         Year
                                                              Ended       Ended       Ended       Ended        Ended
                                                             10/31/05    10/31/04    10/31/03    10/31/02     10/31/01
                                                             --------    --------    --------    --------     --------
Net Asset Value, Beginning of Period                         $  15.81    $  15.57    $  14.82    $  16.49    $    18.62
                                                             --------    --------    --------    --------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                                       0.21(b)     0.23(b)     0.25        0.32          0.38
  Net realized and unrealized gain (loss) on
    investments(a)                                               0.66(b)     0.30(b)     0.78       (1.64)        (1.49)
                                                             --------    --------    --------    --------    ----------
  Total from investment operations                               0.87        0.53        1.03       (1.32)        (1.11)
                                                             --------    --------    --------    --------    ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
  income                                                        (0.29)      (0.29)      (0.28)      (0.35)        (0.40)
  Distributions from net realized gain on investments              --          --          --          --         (0.62)
                                                             --------    --------    --------    --------    ----------
  Total distributions                                           (0.29)      (0.29)      (0.28)      (0.35)        (1.02)
                                                             --------    --------    --------    --------    ----------
Net increase (decrease) in net asset value                       0.58        0.24        0.75       (1.67)        (2.13)
                                                             --------    --------    --------    --------    ----------
Net Asset Value, End of Period                               $  16.39    $  15.81    $  15.57    $  14.82    $    16.49
                                                             ========    ========    ========    ========    ==========

TOTAL RETURN                                                     5.50%       3.41%       7.06%      (8.18)%       (6.13)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $19,609     $79,936    $141,031    $133,379      $179,688
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                      0.91%       0.87%       0.89%       0.87%         0.87%
  After reimbursement and/or waiver of expenses by
    Adviser                                                      0.91%       0.87%       0.89%       0.87%         0.87%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser(a)                                                   1.29%       1.44%       1.69%       2.01%         2.25%
  After reimbursement and/or waiver of expenses by
    Adviser(a)                                                   1.29%       1.44%       1.69%       2.01%         2.25%
Portfolio Turnover                                              33.43%      35.90%      41.18%      32.87%        44.80%

---------------

(a)The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.02), $0.02, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

ABN AMRO BOND FUND


                                                               Year        Year        Year        Year         Year
                                                              Ended       Ended       Ended       Ended         Ended
                                                             10/31/05    10/31/04    10/31/03    10/31/02     10/31/01
                                                             --------    --------    --------    --------     --------
Net Asset Value, Beginning of Period                         $  10.13    $  10.07    $  10.06    $  10.34    $      9.73
                                                             --------    --------    --------    --------    -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                                       0.44(b)     0.45        0.41        0.56           0.64
  Net realized and unrealized gain (loss) on
    investments(a)                                              (0.37)(b)     0.13       0.07       (0.26)          0.62
                                                             --------    --------    --------    --------    -----------
  Total from investment operations                               0.07        0.58        0.48        0.30           1.26
                                                             --------    --------    --------    --------    -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
  income                                                        (0.51)      (0.52)      (0.47)      (0.58)         (0.65)
                                                             --------    --------    --------    --------    -----------
  Total distributions                                           (0.51)      (0.52)      (0.47)      (0.58)         (0.65)
                                                             --------    --------    --------    --------    -----------
Net increase (decrease) in net asset value                      (0.44)       0.06        0.01       (0.28)          0.61
                                                             --------    --------    --------    --------    -----------
Net Asset Value, End of Period                               $   9.69    $  10.13    $  10.07    $  10.06    $     10.34
                                                             ========    ========    ========    ========    ===========

TOTAL RETURN                                                     0.65%       5.93%       4.85%       3.07%         13.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $72,876    $278,712    $300,363    $262,924        $79,444
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                      0.70%       0.67%       0.67%       0.67%          0.71%
  After reimbursement and/or waiver of expenses by
    Adviser                                                      0.49%       0.49%       0.49%       0.49%          0.49%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser(a)                                                   4.23%       4.34%       3.94%       5.12%          6.15%
  After reimbursement and/or waiver of expenses by
    Adviser(a)                                                   4.44%       4.52%       4.12%       5.30%          6.37%
Portfolio Turnover                                              41.33%      46.80%     126.94%      77.19%         61.78%

---------------

(a)The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.01), $0.01, (0.23)% and (0.23)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

ABN AMRO INVESTMENT GRADE BOND FUND(A)


                                                                                                  Six
                                                        Year        Year         Year            Months      Year       Year
                                                       Ended       Ended        Ended            Ended       Ended      Ended
                                                      10/31/05    10/31/04     10/31/03         10/31/02    4/30/02    4/30/01
                                                      --------    --------     --------         --------    -------    -------
Net Asset Value, Beginning of Period                  $   9.49    $   9.82    $    10.33        $  9.96     $  9.88    $  9.54
                                                      --------    --------    ----------        -------     -------    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.33        0.33(b)       0.34(b)        0.24        0.54       0.57
  Net realized and unrealized gain (loss) on
    investments                                          (0.29)       0.02(b)      (0.10)(b)       0.41        0.08       0.34
                                                      --------    --------    ----------        -------     -------    -------
  Total from investment operations                        0.04        0.35          0.24           0.65        0.62       0.91
                                                      --------    --------    ----------        -------     -------    -------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net
  investment income                                      (0.39)      (0.40)        (0.44)         (0.28)      (0.54)     (0.57)
  Distributions from net realized gain on
  investments                                               --       (0.28)        (0.31)            --          --         --
                                                      --------    --------    ----------        -------     -------    -------
  Total distributions                                    (0.39)      (0.68)        (0.75)         (0.28)      (0.54)     (0.57)
                                                      --------    --------    ----------        -------     -------    -------
Net increase (decrease) in net asset value               (0.35)      (0.33)        (0.51)          0.37        0.08       0.34
                                                      --------    --------    ----------        -------     -------    -------
Net Asset Value, End of Period                        $   9.14    $   9.49    $     9.82        $ 10.33     $  9.96    $  9.88
                                                      ========    ========    ==========        =======     =======    =======

TOTAL RETURN                                              0.45%       3.75%         2.47%          6.60%(c)    6.38%      9.76%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                   $32,405     $40,996       $48,773        $54,748     $83,142    $90,771
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                            0.85%       0.88%(d)       0.93%         1.06%       1.05%      1.05%
  After reimbursement and/or waiver of expenses by
    Adviser                                               0.64%       0.64%(d)       0.64%         0.65%       0.60%      0.60%
Ratios of net investment income to average net
assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                            3.46%       3.23%         3.14%          4.11%       4.93%      5.39%
  After reimbursement and/or waiver of expenses by
    Adviser                                               3.67%       3.47%         3.43%          4.52%       5.38%      5.84%
Portfolio Turnover                                       38.87%      53.67%       105.35%         80.49%(c)   17.00%     28.00%

---------------

(a)Prior to June 17, 2002, the ABN AMRO Investment Grade Bond Fund was known as Independence One Fixed Income Fund. The information presented in the table represents financial and performance history of Independence One Fixed Income Trust Class.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)The Adviser's fee, which affects the expense ratio, changed from 0.70% to 0.50% on March 1, 2004.

ABN AMRO HIGH YIELD BOND FUND


                                                                Year       Year       Period
                                                               Ended      Ended        Ended
                                                              10/31/05   10/31/04   10/31/03(a)
                                                              --------   --------   -----------
Net Asset Value, Beginning of Period                          $  10.44   $  10.15   $     10.00
                                                              --------   --------   -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.69       0.69          0.19
  Net realized and unrealized gain (loss) on investments         (0.37)      0.35          0.17
                                                              --------   --------   -----------
  Total from investment operations                                0.32       1.04          0.36
                                                              --------   --------   -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income      (0.75)     (0.75)        (0.21)
  Distribution from net realized gain on investments             (0.06)        --            --
                                                              --------   --------   -----------
  Total distributions                                            (0.81)     (0.75)        (0.21)
                                                              --------   --------   -----------
Net increase (decrease) in net asset value                       (0.49)      0.29          0.15
                                                              --------   --------   -----------
Net Asset Value, End of Period                                $   9.95   $  10.44   $     10.15
                                                              ========   ========   ===========

TOTAL RETURN                                                      3.14%     10.54%         3.76%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $10,092    $10,575       $10,282
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       1.06%      1.01%         1.00%
  After reimbursement and/or waiver of expenses by Adviser        0.55%      0.55%         0.55%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       6.21%      6.21%         5.24%
  After reimbursement and/or waiver of expenses by Adviser        6.72%      6.67%         5.69%
Portfolio Turnover                                               54.27%     62.66%        16.23%(b)

---------------

(a)ABN AMRO High Yield Bond Fund - Class I commenced investment operations on June 30, 2003.

(b)Not Annualized.

General Information

If you wish to know more about ABN AMRO Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated March 1, 2006, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS


CONTACTING ABN AMRO FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:    ABN AMRO Funds
            P.O. Box 9765
            Providence, RI 02940

Phone:      Shareholder Services &          800 992-8151
            Fund Literature
            Investment Advisor Services     800 597-9704

Web site:   www.abnamrofunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

                                 ABN AMRO FUNDS

                                 CLASS N SHARES


                 ABN AMRO/River Road Dynamic Equity Income Fund
                              ABN AMRO Growth Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                               ABN AMRO Value Fund
                       ABN AMRO/Veredus Select Growth Fund
                              ABN AMRO Mid Cap Fund
                          ABN AMRO Mid Cap Growth Fund
                    ABN AMRO/River Road Small Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                            ABN AMRO Real Estate Fund
                          ABN AMRO/Veredus SciTech Fund
                             ABN AMRO Balanced Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                               ABN AMRO Bond Fund
                       ABN AMRO Investment Grade Bond Fund
                          ABN AMRO High Yield Bond Fund
                          ABN AMRO Municipal Bond Fund
                       ABN AMRO Investor Money Market Fund

                                 CLASS R SHARES

                              ABN AMRO Growth Fund
                     ABN AMRO/Montag & Caldwell Growth Fund

                                 CLASS Y SHARES

                 ABN AMRO Institutional Prime Money Market Fund

                                 CLASS I SHARES

                              ABN AMRO Growth Fund
                          Montag & Caldwell Growth Fund
                               ABN AMRO Value Fund
                              ABN AMRO Mid Cap Fund
                          ABN AMRO/TAMRO Small Cap Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                            ABN AMRO Real Estate Fund
                             ABN AMRO Balanced Fund
                         Montag & Caldwell Balanced Fund
                               ABN AMRO Bond Fund
                       ABN AMRO Investment Grade Bond Fund
                          ABN AMRO High Yield Bond Fund
                      ABN AMRO Government Money Market Fund
                           ABN AMRO Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                       ABN AMRO Treasury Money Market Fund

                                 CLASS S SHARES

                      ABN AMRO Government Money Market Fund
                           ABN AMRO Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                       ABN AMRO Treasury Money Market Fund

                                 CLASS YS SHARES

                ABN AMRO Institutional Prime Money Market Fund

                  (Each a "Fund" and collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2006

      This Statement of Additional Information dated March 1, 2006 ("SAI") provides supplementary information pertaining to shares representing interests in twenty-five currently available investment portfolios of ABN AMRO Funds, formerly known as Alleghany Funds (the "Trust"). As of the date of this SAI, Class I shares of ABN AMRO Balanced Fund have not commenced operations.

      This Statement of Additional Information is not a Prospectus and should be read only in conjunction with each Fund's current Prospectus dated March 1, 2006, as amended or supplemented from time to time. No investment in any of the Funds should be made without first reading the appropriate Prospectus.

      The audited financial statements for the fiscal year ended October 31, 2005 for the Funds (except for ABN AMRO Balanced Fund - Class I and ABN AMRO Mid Cap Growth Fund - Class N, which had not commenced operations during the period) are incorporated herein by reference to the Funds' Annual Reports as filed with the Securities and Exchange Commission ("SEC"). This SAI is incorporated by reference to the Prospectuses.

      You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Trust at ABN AMRO FUNDS, P.O. BOX 9765, PROVIDENCE, RI 02940 OR 800-992-8151.

                                TABLE OF CONTENTS

The Funds.......................................................................................................     1

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS.......................................................     1

INVESTMENT RESTRICTIONS.........................................................................................    31

NON-FUNDAMENTAL INVESTMENT POLICIES.............................................................................    35

TRUSTEES AND OFFICERS OF THE TRUST..............................................................................    37

PROXY VOTING POLICIES AND PROCEDURES............................................................................    42

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................    42

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................    55

                  The Investment Advisers.......................................................................    55

                  The Sub-Advisers..............................................................................    71

                  The Administrator.............................................................................    72

                  The Sub-Administrator.........................................................................    76

                  Sub-Administration Fees.......................................................................    76

                  The Distributor...............................................................................    76

                  The Distribution Plan.........................................................................    77

                  Shareholder Servicing Plan....................................................................    79

                  Redemption Fees...............................................................................    80

                  Custodian.....................................................................................    81

                  Transfer Agent and Dividend Paying Agent......................................................    81

                  Counsel and Independent Registered Public Accounting Firm.....................................    81

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................    81

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS................................................................    81

DISCLOSURE OF PORTFOLIO HOLDINGS................................................................................    87

DESCRIPTION OF SHARES...........................................................................................    88

NET ASSET VALUE.................................................................................................    92

REDEMPTIONS-IN-KIND.............................................................................................    94

DIVIDENDS.......................................................................................................    94

FEDERAL INCOME TAXES............................................................................................    94

PERFORMANCE INFORMATION.........................................................................................   101

FINANCIAL STATEMENTS............................................................................................   101

OTHER INFORMATION...............................................................................................   101

APPENDIX A......................................................................................................   A-1

APPENDIX B......................................................................................................   B-1

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUNDS

      ABN AMRO Funds (the "Trust"), 161 North Clark Street, Chicago, Illinois 60601-3294, is a no-load open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except ABN AMRO Real Estate Fund, which is classified as non-diversified. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. Prior to September 24, 2001, the Trust was known as the "Alleghany Funds." As of the date of this SAI, ABN AMRO Institutional Treasury Money Market Fund, ABN AMRO Institutional Government Money Market Fund and Class I shares of ABN AMRO Balanced Fund have not commenced operations.

            INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

      The following supplements the information contained in each Prospectus concerning the investment objectives, strategies and risks of investing in the Funds. Except as otherwise stated below or in the applicable Prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in "Investment Restrictions" are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

      ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

      Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

BELOW INVESTMENT-GRADE (HIGH YIELD) DEBT SECURITIES

      Fixed income securities rated Ba or lower by Moody's Investor Service ("Moody's") or BB or lower by Standard & Poor's ("S&P"), frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

      In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

      The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

      YOUTH AND GROWTH OF LOWER-RATED SECURITIES MARKET - An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund which holds these securities.

      SENSITIVITY TO ECONOMIC AND INTEREST RATE CHANGES - The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

      LIQUIDITY AND VALUATION - To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ.

      CREDIT RATINGS - The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Investment Adviser or Sub-Adviser also performs its own analysis of issuers in selecting investments for a Fund. The Investment Adviser or Sub-Adviser's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

      YIELDS AND RATINGS - The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

BORROWING

      A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs that applicable Fund's policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of a Fund. A Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS

      CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered adjustable-rate mortgage securities ("ARMs") by a Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

      REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

      Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. These Funds will not invest in subordinated privately issued CMOs.

      RESETS - The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

      CAPS AND FLOORS - The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CONVERTIBLE SECURITIES

      Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

DERIVATIVE INVESTMENTS

      The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund's overall portfolio.

      Each Fund permitted the use of derivatives may engage in such practices for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in a Fund's Prospectus. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Adviser or Sub-Adviser to be consistent with a Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a Fund's other portfolio investments.

      Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Adviser or Sub-Adviser will not exceed 20% of total assets for any Fund;

however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, futures contracts, options, and swap agreements. Their respective policies and risks are described in this section. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

DOLLAR ROLLS

      Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to the dollar roll transaction. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.

EQUITY SECURITIES

      Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes various types of equity securities in which the Funds invest.

      Common Stocks

      Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

      Preferred Stocks

      Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

      Warrants and Rights

      Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

      Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

      Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

      A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

      The following describes various types of fixed income securities in which a Fund may invest.

      Treasury Securities

      Treasury securities are direct obligations of the federal government of the U.S. Treasury securities are generally regarded as having the lowest credit risks.

      Agency Securities

      Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The U.S. supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

      The Funds treat mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

      Corporate Debt Securities

      Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

      In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

      Commercial Paper

      Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The commercial paper in which ABN AMRO Investment Grade Bond Fund invests will be rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch Ratings. Subject to each Fund's limit on investing in illiquid securities, the ABN AMRO money market funds may invest, without limit, in commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

      Demand Instruments

      Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

      Pooled Vehicles

      The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933 Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Many international equity securities in which a Fund may invest will be traded in foreign currencies. Additionally, ABN AMRO High Yield Bond Fund may invest in high yield fixed interest securities issued by European corporations. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such securities for hedging purposes only. No Fund will engage in such investments purely for speculative purposes.

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to the contract. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Investment Adviser or Sub-Adviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

FOREIGN SECURITIES

      Foreign securities are described below. For country allocations, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues or in which a significant portion of its goods or services are produced. Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of a Fund's investment in companies in those countries. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

      Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund's ability to effectively hedge its investments in such markets if it chooses to do so.

      Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

      The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.

      Certain risks associated with international investments and investing in smaller, developing markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and a Fund, as well as the value of securities in a Fund's portfolio.

      In making investment decisions for a Fund, the Investment Adviser or Sub-Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Investment Adviser's or Sub-Adviser's decisions regarding these risks may not be correct or prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

      Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

      A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Investment Adviser or Sub-Adviser deems it appropriate to do so.

      A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

      When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, a Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

      ABN AMRO Investment Grade Bond Fund does not intend to engage in when-issued and delayed delivery transactions that would cause the segregation of more than 20% of the value of its total assets.

FUTURES CONTRACTS

      Futures contracts are generally considered to be derivative securities. Each Fund permitted the use of futures contracts and options on futures contracts may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in a Fund's prospectus. The Trust has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.

      At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

      Gain derived by a Fund from the use of such instruments generally will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

      A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

      A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

      A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

      With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

      Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

      If a put or call option which a Fund has written is exercised, a Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for federal income tax purposes will be considered a "short sale." For example, a Fund will purchase a put option on a futures contract to hedge a Fund's portfolio against the risk of rising interest rates.

      To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, a Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

      Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S.

of data on which to make trading decision, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.

      Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

ILLIQUID SECURITIES

      A Fund may invest up to 15% (10% for ABN AMRO Money Market Funds) of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.

INVESTMENT COMPANY SHARES

      Investments by the Funds in other investment companies, including closed-end funds and exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to a Fund's own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. A Fund is permitted to invest in shares of ABN AMRO Money Market Funds for cash management purposes, provided that the Investment Adviser or Sub-Adviser and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.

      It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies under the 1940 Act, and therefore either (a) investments in such instruments are subject to the limitations under the 1940 Act above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.

MONEY MARKET INSTRUMENTS

      Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal

Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

      Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

      Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser or Sub-Adviser believes that the credit risk with respect to the investment is minimal.

      Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

      Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

      Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

      BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

      COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

      EURODOLLAR CERTIFICATES OF DEPOSIT - A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

      FOREIGN BANKERS' ACCEPTANCES - A Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

      FOREIGN COMMERCIAL PAPER - A Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, issued directly by a foreign firm in the U.S. or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's or S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

      LOAN PARTICIPATIONS - Loan participations ("LPs") are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, a Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Adviser, they cannot be sold within seven days.

      VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by a Fund, the Investment Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

      The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

      ABN AMRO Money Market Funds may invest in derivatives, specifically high quality floating rate instruments which reset off the following money market indices: U.S. Treasury Bills, Fed Funds, Prime and LIBOR.

      STRIPS - Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Investment Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Investment Adviser will purchase for Money Market Funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Investment Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

      YANKEE CERTIFICATES OF DEPOSIT - Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches that are located in the U.S., typically in New York. These CDs are treated as domestic securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

      The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

      Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

      Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, a Fund may be unable to reinvest such funds in securities that offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" described below).

      For federal income tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather a beneficial ownership in "grantor trusts," conveying to the holder an individual interest in each of the mortgages constituting the pool.

      The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

      Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's quality standards. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the Investment Adviser or Sub-Adviser determines that the securities meet a Fund's quality standards.

      OTHER MORTGAGE-BACKED SECURITIES - The Investment Adviser or Sub-Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser or Sub-Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      GENERAL RISKS OF MORTGAGE SECURITIES - The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

      A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

      In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

      With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

MUNICIPAL SECURITIES

      Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

      A Fund's investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by a nationally recognized statistical rating organization ("NRSRO") or (ii) if not rated, of equivalent quality in the Investment Adviser's judgment.

      Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by the Investment Adviser to have essentially the same characteristics and quality as bonds rated in the above rating categories. If permitted by a Fund's investment policies, the Investment Adviser or Sub-Adviser, as applicable, may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OPTIONS

      A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in a Fund's prospectus or in this Statement of Additional Information, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. ABN AMRO Investment Grade Bond Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its Investment Adviser or Sub-Adviser is incorrect with respect to interest rates, security prices or the movement of indices.

      An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

      Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

      A Fund may use options traded on U.S. exchanges, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

      These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

      A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

      A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by a Funds' Custodians or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.

      There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

      PURCHASING CALL OPTIONS - Except as otherwise provided in a Fund's prospectus or in this Statement of Additional Information, each Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, a Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

      Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

      Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which event a Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

      COVERED CALL WRITING - A Fund may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Adviser or Sub-Adviser determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that a Fund receives a premium that is additional income. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

      A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

      PURCHASING PUT OPTIONS - A Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in a Fund's prospectus or in this Statement of Additional Information, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by the Fund for not more than one year as of the date of the short sale or were acquired by the Fund after the short sale and on or before the closing date of the short sale.

      A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

      A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

      WRITING PUT OPTIONS - A Fund may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its custodian or fund accounting agent, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the Investment Adviser or Sub-Adviser wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

      Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

      FOREIGN CURRENCY OPTIONS - A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

PUBLICLY TRADED PARTNERSHIPS

      Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO Real Estate Fund may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships ("MLPs") and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO Real Estate Fund may purchase common units of a MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP's income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by the Fund are less than the Fund's allocable share of the MLP's income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to a minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

      An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. In addition, the value of the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a reduction in the Fund's cash flow and there could be a material decrease in the value of the Fund's shares. The Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which a Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will effect a Fund's net asset value.

REPURCHASE AGREEMENTS

      A Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from a Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

      The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

      The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Adviser or Sub-Adviser. The Investment Adviser or Sub-Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

      A Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times equal or exceed the repurchase price. The securities held subject to a repurchase agreement by a money market fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The taxable Money Market Funds may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

RESTRICTED SECURITIES

      Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act and, with respect to a money market fund, commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act that has been determined to be liquid by a Fund's Investment Adviser, pursuant to guidelines adopted by the Trust's Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in the prospectus and this Statement of Additional Information include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase such securities.

ROYALTY INCOME TRUSTS

      A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

RULE 144A SECURITIES

      A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser or Sub-Adviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

      A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

      Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the Investment Adviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

SHORT SALES

      Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

      A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT-TERM TRADING

      Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

STRIPPED MORTGAGE SECURITIES

      A Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A Fund will only invest in government-backed mortgage securities. The Investment Adviser or Sub-Adviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories ("Aaa" or "AAA" by Moody's or S&P, respectively).

      Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed. Accordingly, certain of these securities may generally be illiquid. A Fund will treat stripped mortgage securities as illiquid securities except for those securities which are issued by U.S. government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the Investment Adviser or Sub-Adviser, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

SWAP AGREEMENTS

      The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly.

      Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the Fund's portfolio.

Whenever a Fund is required to establish a segregated account for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. Except as otherwise indicated in a Fund's prospectus or in this Statement of Additional Information, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code, may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY DEFENSIVE POSITIONING

      The investments and strategies described throughout the prospectuses are those the Investment Advisers and Sub-Advisers intend to use under normal market conditions. When the Investment Adviser or Sub-Adviser determines that market conditions warrant, a Fund (other than money market funds) may invest up to 100% of its assets in money market instruments other than those described under Principal Investment Strategies, or hold U.S. dollars. When a Fund is investing for temporary, defensive purposes, it is not pursuing its investment goal.

UNIT INVESTMENT TRUSTS ("UIT")

      A UIT is a type of investment company. Investments in UITs are subject to regulations limiting a Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts ("SPDRs"), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor's MidCap 400 Index, respectively.

      The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

      Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of

UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

ZERO COUPON BONDS

      Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

      Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

OTHER INVESTMENTS

      The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                             INVESTMENT RESTRICTIONS

      The investment objectives of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

      Each Fund except ABN AMRO Investment Grade Bond, ABN AMRO/River Road Dynamic Equity Income and ABN AMRO/River Road Small Cap Funds may not:

            (1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

      ABN AMRO/River Road Dynamic Equity Income and ABN AMRO/River Road Small Cap Funds may not:

            (2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interest therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate);

      Each Fund except ABN AMRO Investment Grade Bond Fund may not:

            (3) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund, except ABN AMRO/Veredus SciTech Fund, which will have a concentration in the science and technology sector; and ABN AMRO Real Estate Fund, which will have a concentration in the real estate sector;

            (4) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

      ABN AMRO High Yield Bond Fund, ABN AMRO Growth, ABN AMRO/Montag & Caldwell Growth, ABN AMRO/TAMRO Large Cap Value, ABN AMRO Mid Cap, ABN AMRO/TAMRO Small Cap, ABN AMRO Balanced, ABN AMRO/Montag & Caldwell Balanced, ABN AMRO/Veredus Aggressive Growth, ABN AMRO/Veredus Select Growth, ABN AMRO/Veredus SciTech, ABN AMRO/River Road Dynamic Equity Income, ABN AMRO/River Road Small Cap Value, ABN AMRO Mid Cap Growth, ABN AMRO Bond, ABN AMRO Municipal Bond and ABN AMRO Investor Money Market Funds may not:

            (5) As to 75% of the total assets of each Fund with the exception of ABN AMRO/Veredus SciTech Funds, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

            (6) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies;

            (7) Make investments in securities for the purpose of exercising control;

            (8) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

            (9) Except for ABN AMRO Mid Cap Growth Fund, sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

            (10) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers;

            (11) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

            (12) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI;

            (13) Except for ABN AMRO High Yield Bond, ABN AMRO/River Road Dynamic Equity Income and ABN AMRO/River Road Small Cap Value Funds, invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

      ABN AMRO Mid Cap Growth Fund may not:

            (14) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures or options contracts is not considered to be the purchase or sale of a security on margin;

      ABN AMRO/River Road Dynamic Equity Income and ABN AMRO/River Road Small Cap Value Funds may not:

            (15) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

      ABN AMRO Value, ABN AMRO Real Estate, ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market, ABN AMRO/Treasury Money Market and ABN AMRO Institutional Prime Money Market Funds may not:

            (16) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.

            (17) Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

            (18) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

      ABN AMRO Value Fund may not:

            (19) Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets.

      ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market, ABN AMRO/Treasury Money Market and ABN AMRO Institutional Prime Money Market Funds may not:

            (20) Purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.

            (21) Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to: (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.

      ABN AMRO Investment Grade Bond Fund may not:

            (22) Sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

            (23) Borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its respective total assets are outstanding.

            (24) Issue senior securities except that it may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

            (25) Invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

            (26) Underwrite any issue of securities except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

            (27) Lend any of its assets except portfolio securities up to one-third of the value of their respective total assets. This shall not prevent the Fund from purchasing U.S. government obligations, money market instruments, bonds, debentures, notes, certificates of indebtedness, or other debt securities, purchasing variable rate demand notes, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

            (28) Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contract and related options, segregation or collateral arrangements made in connection with options activities, and the purchase of securities on a when-issued basis is not deemed to be a pledge of assets.

            (29) Purchase or sell real estate, including limited partnership interests, although it may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

            (30) Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.

            (31) With respect to 75% of the value of its assets, will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the U.S. or its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

      For purposes of ABN AMRO Real Estate Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, MLPs that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.

      ABN AMRO Value, ABN AMRO Real Estate, ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market and ABN AMRO Treasury Money Market Funds may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

      ABN AMRO Investment Grade Bond Fund will not invest more than 15% of the value of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Board to be liquid, and non-negotiable fixed time deposits with maturities over seven days.

      ABN AMRO Investment Grade Bond Fund can acquire up to 3% of the total outstanding stock of other investment companies, and may invest in the securities of affiliated money market funds as an efficient means of managing its uninvested cash. The Fund will not be subject to any other limitations with regard to the acquisition of securities of other investment companies so long as the public offering price of the Fund's shares does not include a sales charge exceeding 1-1/2%. These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. Nor are they applicable to securities of investment companies that have been exempted from registration under the 1940 Act.

      It should be noted with respect to ABN AMRO Investment Grade Bond Fund, that investment companies incur certain expenses, such as investment advisory, custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

      ABN AMRO Investment Grade Bond Fund will not:

            (1) Purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

            (2) Write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in a deliverable form without further payment or after segregating cash in the amount of any further payment.

            (3) Purchase securities of a company for purpose of exercising control or management.

      ABN AMRO/TAMRO Large Cap Value Fund, ABN AMRO Mid Cap Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO Real Estate Fund, ABN AMRO/Veredus SciTech Fund, ABN AMRO/River Road Dynamic Equity Income Fund, ABN AMRO/River Road Small Cap Value Fund, ABN AMRO Mid Cap Growth Fund, ABN AMRO Bond Fund, ABN AMRO Municipal Bond Fund, ABN AMRO Investment Grade Bond Fund, ABN AMRO Government Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund, and ABN AMRO High Yield Bond Fund each have a policy to invest, under normal circumstances, at least 80% of such Fund's assets, plus the amount of any borrowings for investment purposes, in certain investments as described in their prospectus. Shareholders of the applicable Fund will be given at least 60 days' notice of any changes to this policy.

                       TRUSTEES AND OFFICERS OF THE TRUST

      Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                               NUMBER
                                                                                 OF
                               TERM OF                                       PORTFOLIOS
                               OFFICE(1)                                      IN FUND
                                 AND                                          COMPLEX
                               LENGTH                                         OVERSEEN       OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND      OF TIME     PRINCIPAL OCCUPATION(S)DURING         BY         DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST       SERVED            PAST FIVE YEARS            TRUSTEE(2)            TRUSTEE
   ----------------------      -------     -----------------------------     ----------     ---------------------
                                               DISINTERESTED TRUSTEES

Leonard F. Amari              12 years   Partner at the law offices of           29       Director, United
c/o 161 North Clark Street               Amari & Locallo, a practice with                 Community Bank of Lisle;
Chicago, IL 60601                        exclusive concentration in real                  Director, Delaware Place
Age: 63                                  estate taxation and related                      Bank; Trustee, John
Trustee                                  areas, since 1987; Special                       Marshall Law School
                                         Assistant Attorney General since
                                         1986.

Robert A. Kushner              6 years   Retired. Vice President,                29       None
c/o 161 North Clark Street               Secretary and General Counsel at
Chicago, IL 60601                        Cyclops Industries, Inc.,
Age: 70                                  1976-1992.
Trustee

Gregory T. Mutz               12 years   CEO of AMLI Residential                 29       Chairman of the Board of
c/o 161 North Clark Street               Properties Trust (NYSE: AML) (a                  AMLI Residential
Chicago, IL 60601                        Multifamily REIT), a successor                   Properties Trust;
Age: 60                                  company to AMLI Realty Co. since                 Director of Abt
Trustee                                  2004; Chairman of AMLI                           Associates Inc.
                                         Residential Properties since                     (agribusiness); Director
                                         1994; Vice Chairman of UICI                      of Alico, Inc.
                                         (NYSE: UCI) (an insurance holding                (agribusiness)
                                         company) from 2003-2004;
                                         President and CEO of UICI from
                                         1999-2003; Chairman of Academic
                                         Management Services Corp. (a
                                         student loans and finance
                                         company) from 2000-2003.

Robert B. Scherer              6 years   President of The Rockridge Group,       29       Director, Title
c/o 161 North Clark Street               Ltd (title insurance industry                    Reinsurance Company
Chicago, IL 60601                        consulting services) since 1994.                 (insurance for title
Age: 64                                                                                   agents)
Trustee

Nathan Shapiro                12 years   President of SF Investments, Inc.       29       Director, Baldwin &
c/o 161 North Clark Street               (broker/dealer and investment                    Lyons, Inc. (property and
Chicago, IL 60601                        banking firm) since 1971.                        casualty insurance firm)
Age: 69
Trustee

                                                                               NUMBER
                                                                                 OF
                               TERM OF                                       PORTFOLIOS
                               OFFICE(1)                                      IN FUND
                                 AND                                          COMPLEX
                               LENGTH                                         OVERSEEN       OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND      OF TIME     PRINCIPAL OCCUPATION(S)DURING         BY         DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST       SERVED            PAST FIVE YEARS            TRUSTEE(2)            TRUSTEE
   ----------------------      -------     -----------------------------     ----------     ---------------------
Denis Springer                 6 years   Retired. Senior Vice President          29       None
c/o 161 North Clark Street               and Chief Financial Officer of
Chicago, IL 60601                        Burlington Northern Santa Fe
Age: 60                                  Corp. (railroad), 1995-1999.
Trustee

                                               INTERESTED TRUSTEES(3)

Stuart D. Bilton, CFA         12 years   Vice Chairman of ABN AMRO Asset         29       Director, Baldwin &
c/o 161 North Clark Street               Management Holdings, Inc. since                  Lyons, Inc. (property and
Chicago, IL 60601                        2003; President and Chief                        casualty insurance firm);
Age: 59                                  Executive Officer of ABN AMRO                    Director, Veredus Asset
Chairman, Board of Trustees              Asset Management Holdings, Inc.                  Management LLC; Director,
                                         from 2001-2003; President of                     TAMRO Capital Partners
                                         Alleghany Asset Management, Inc.                 LLC; Member of Board of
                                         from 1996-2001 (purchased by ABN                 Managers, River Road
                                         AMRO in February 2001).                          Asset Management, LLC

Julian Ide                      Since    Global Head of Funds Distributor        29       None
c/o 161 North Clark Street    March 17,  of ABN AMRO Asset Management
Chicago, IL 60601               2005     since 2003; Managing Director of
Age: 42                                  European Retail Business of
Trustee                                  Schroder Investment Management
                                         International Limited from
                                         2001-2002; Chief Executive, UK
                                         Retail of Merrill Lynch
                                         Investment Managers from
                                         2000-2001; Managing Director and
                                         Head of Distributor Sales,
                                         Merrill Lynch Investment Managers
                                         from 1998-2000.

                                                                               NUMBER
                                                                                 OF
                               TERM OF                                       PORTFOLIOS
                               OFFICE(1)                                      IN FUND
                                 AND                                          COMPLEX
                               LENGTH                                         OVERSEEN       OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND      OF TIME     PRINCIPAL OCCUPATION(S)DURING         BY         DIRECTORSHIPS HELD BY
   POSITION(S) WITH TRUST       SERVED            PAST FIVE YEARS             TRUSTEE             TRUSTEE
   ----------------------      -------     -----------------------------      --------      ---------------------
                                          OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson           12 years   President and Chief Executive           N/A                 N/A
c/o 161 North Clark Street               Officer of ABN AMRO Investment
Chicago, IL 60601                        Fund Services, Inc. (formerly
Age: 41                                  known as Alleghany Investment
President (Chief Executive               Services, Inc.) since 1995;
Officer)                                 Executive Vice President of ABN
                                         AMRO Asset Management (USA) LLC
                                         since 2001-2005; Director, ABN
                                         AMRO Trust Services Company
                                         2001-2005; Director, TAMRO
                                         Capital Partners LLC and Veredus
                                         Asset Management LLC since 2001;
                                         Officer of the Trust since 1993;
                                         CPA.

Gerald F. Dillenburg           9 years   Senior Managing Director ("SMD")        N/A                 N/A
c/o 161 North Clark Street               of ABN AMRO Investment Fund
Chicago, IL 60601                        Services, Inc. (formerly known as
Age: 39                                  Alleghany Investment Services,
Senior Vice President,                   Inc.) since 1996; SMD of ABN AMRO
Secretary and Treasurer                  Asset Management Holdings, Inc.
(Chief Financial Officer,                and ABN AMRO Asset Management,
Chief Operating Officer and              Inc. (formerly known as Chicago
Chief Compliance Officer)                Capital Management, Inc.) since
                                         2001; Operations manager and
                                         compliance officer of all mutual
                                         funds since 1996; CPA.

William Long                   4 years   Vice President of Montag &              N/A                 N/A
c/o 161 North Clark Street               Caldwell, Inc. since 2000; former
Chicago, IL 60601                        Vice President and Director of
Age: 45                                  Sales for First Capital Group,
Vice President                           First Union National Bank,
                                         1996-2000.

(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) Includes service on the Board of Trustees of ABN AMRO Structured Investment Funds, a Delaware statutory trust.

(3) "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Ide are considered "interested persons" because of affiliations with ABN AMRO Asset Management, Inc. and related entities, which act as the Funds' Investment Adviser.

      The Board of Trustees has established an Audit Committee consisting of six members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Shapiro, Kushner, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent registered public accounting firm and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended October 31, 2005.

      The Trustees have also established a Nominating and Governance Committee consisting of six members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Shapiro, Scherer, Kushner, Mutz and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust's Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2005.

      The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Shapiro, Mutz and Springer. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2005.

      Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current trustee at December 31, 2005.

                                                                                           AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES IN
                                                                                                 ALL REGISTERED
                                                                                            INVESTMENT COMPANIES
                                                                                           OVERSEEN BY TRUSTEE IN
                                                                                            FAMILY OF INVESTMENT
    NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                        COMPANIES
----------------------   --------------------------------------------------------          -----------------------
DISINTERESTED TRUSTEES

Leonard F. Amari         Over $100,000: ABN AMRO Mid Cap Fund                              Over $100,000
                         Over $100,000: ABN AMRO/TAMRO Small Cap Fund
                         Over $100,000: ABN AMRO/TAMRO Large Cap Value Fund
                         Over $100,000: ABN AMRO Growth Fund
                         Over $100,000: ABN AMRO/Veredus Aggressive Growth Fund

Robert Kushner           $50,001-$100,000: ABN AMRO Municipal Bond Fund                    Over $100,000
                         $10,001-$50,000: ABN AMRO Mid Cap Fund
                         $10,001-$50,000: ABN AMRO/Montag & Caldwell Growth Fund

Gregory T. Mutz          $10,001-$50,000: ABN AMRO Growth Fund                             Over $100,000
                         $50,001-$100,000: ABN AMRO/Montag & Caldwell Growth Fund
                         $10,001-$50,000: ABN AMRO/Veredus Aggressive Growth Fund
                         $10,001-$50,000: ABN AMRO/TAMRO Small Cap Fund
                         $50,001-$100,000: ABN AMRO/TAMRO Large Cap Value Fund
                         $10,001-$50,000: ABN AMRO Mid Cap Fund
                         $10,001-$50,000: ABN AMRO/Veredus Selective Growth Fund

Robert Scherer           Over $100,000: ABN AMRO Government Money Market Fund              Over $100,000
                         $1-$10,000: ABN AMRO/River Road Small Cap Value Fund
                         $1-$10,000: ABN AMRO High Yield Bond Fund
                         $1-$10,000: ABN AMRO Mid Cap Fund
                         $1-$10,000: ABN AMRO/Veredus Aggressive Growth Fund
                         $1-$10,000: ABN AMRO/TAMRO Small Cap Fund
                         $1-$10,000: ABN AMRO/Montag & Caldwell Growth Fund
                         $1-$10,000: ABN AMRO/TAMRO Large Cap Value Fund

Nathan Shapiro           Over $100,000: ABN AMRO Municipal Bond Fund                       Over $100,000

Denis Springer           Over $100,000: ABN AMRO/Montag & Caldwell Growth Fund             Over $100,000
                         Over $100,000: ABN AMRO/Veredus Aggressive Growth Fund

INTERESTED TRUSTEES

Stuart Bilton            Over $100,000: ABN AMRO Money Market Fund                         Over $100,000
                         Over $100,000: ABN AMRO Investor Money Market Fund
                         Over $100,000: ABN AMRO Growth Fund
                         Over $100,000: ABN AMRO/Veredus Aggressive Growth Fund
                         Over $100,000: ABN AMRO/TAMRO Small Cap Fund
                         Over $100,000: ABN AMRO/TAMRO Large Cap Value Fund
                         Over $100,000: ABN AMRO/Montag & Caldwell Growth Fund
                         Over $100,000: ABN AMRO Bond Fund
                         Over $100,000: ABN AMRO Municipal Bond Fund

Julian Ide               None                                                              None

REMUNERATION

The Trustees of the Trust who are not affiliated with the Investment Advisers or Sub-Advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. Effective January 1, 2005, the Trustees receive $5,000 for each regular Board Meeting attended and an annual retainer of $25,000. The Trustees also receive $1,000 per special telephonic board meeting and $250 per Pricing Committee meeting. Members of the Audit Committee receive an annual retainer of $2,500 and members of the Nominating and Governance Committee receive an annual retainer of $2,000. The Chairman of the Audit Committee receives an additional $10,000 per year and the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year. The Lead Independent Trustee receives an additional $20,000 per year. Prior to January 1, 2005, the Trustees received $5,000 for each Board Meeting attended and an annual retainer of $10,000. The Trustees also received $1,500 per telephonic board meeting and $100 per telephonic committee meeting. The Chairman of the Audit Committee received an additional $5,000 per year. No officer or employee of the Investment Advisers, Sub-Advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer.

      The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2005. There were no `compensated persons' who received more than $60,000 in aggregate compensation from the Trust.

                                                        PENSION OR            ESTIMATED
                                   AGGREGATE            RETIREMENT             ANNUAL               TOTAL
                                 COMPENSATION        BENEFITS ACCRUED         BENEFITS          COMPENSATION
                                 RECEIVED FROM       (AS PART OF FUND           UPON           FROM TRUST AND
       TRUSTEE                     THE TRUST             EXPENSES)           RETIREMENT         FUND COMPLEX
----------------------           -------------       ----------------        ----------        --------------
DISINTERESTED TRUSTEES
Leonard F. Amari                    $51,500                 N/A                  N/A               $51,500
Robert A. Kushner                    49,625                 N/A                  N/A                49,625
Gregory T. Mutz                      64,625                 N/A                  N/A                64,625
Robert B. Scherer                    58,375                 N/A                  N/A                58,375
Nathan Shapiro                       44,625                 N/A                  N/A                44,625
Denis Springer                       49,625                 N/A                  N/A                49,625

                                                        PENSION OR            ESTIMATED
                                   AGGREGATE            RETIREMENT             ANNUAL               TOTAL
                                 COMPENSATION        BENEFITS ACCRUED         BENEFITS          COMPENSATION
                                 RECEIVED FROM       (AS PART OF FUND           UPON           FROM TRUST AND
       TRUSTEE                     THE TRUST             EXPENSES)           RETIREMENT         FUND COMPLEX
----------------------           -------------       ----------------        ----------        --------------
INTERESTED TRUSTEE
Stuart D. Bilton                        N/A                 N/A                  N/A                   N/A
Julian Ide                              N/A                 N/A                  N/A                   N/A
James D. Wynsma*                    $23,750                 N/A                  N/A               $23,750

*Mr. Wynsma resigned from the Board March 17, 2005.

      As of January 31, 2006, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Fund, except for their ownership of 2.95%, 1.26% and 4.42% of the ABN AMRO/TAMRO Large Cap Value Fund -- Class N, ABN AMRO Municipal Bond Fund -- Class N and ABN AMRO Money Market Fund -- Class I, respectively.

CODE OF ETHICS

      The Trust, its Investment Advisers, Sub-Advisers and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has delegated the voting of portfolio securities to each of its Investment Advisers and Sub-Advisers on behalf of the Funds. The Investment Advisers and Sub-Advisers have each adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund's shareholders and those of the applicable Investment Adviser or Sub-Adviser. Copies of the Proxy Voting Policies and Procedures are included under Appendix B.

      Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge on the Trust's Web site at www.abnamrofunds.com and on the SEC's Web site at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Listed below are the names and addresses of those shareholders who, as of January 31, 2006, owned of record or beneficially 5% or more of the shares of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

                    ABN AMRO/RIVER ROAD DYNAMIC EQUITY FUND

  SHAREHOLDER NAME AND ADDRESS                                               CLASS           PERCENTAGE OWNED (%)
  ----------------------------                                               -----           --------------------
Charles Schwab & Co Inc.                                                       N                     6.385
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

ABN AMRO Asset Mgmt Holdings Inc.                                              N                    88.758
Attn:  Seymour Newman, Mail Stop 09TF
161 N. Clark St.
Chicago, IL 60601

                              ABN AMRO GROWTH FUND

   SHAREHOLDER NAME AND ADDRESS                                              CLASS           PERCENTAGE OWNED (%)
   ----------------------------                                              -----           --------------------
Charles Schwab & Co., Inc.                                                     N                    23.217
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Wells Fargo Bank NA FBO                                                        N                    14.972
FNF 401 k
P.O. Box 1533
Minneapolis, MA 55480

FBO Various Qualified Plans                                                    N                    10.169
711 High Street
Des Moines, IA 50303

LaSalle Bank                                                                   I                    47.217
P.O. Box 1443
Chicago, IL 60690

PricewaterhouseCoopers LLP                                                     I                    20.637
Savings Plan for Employees & Partners
Attn:  Yvonne Smith
One Wall St., Fl. 12
New York, NY 10286

Bank of New York CUST                                                          I                    12.589
FBO PricewaterhouseCoopers EMP
Retirement Benn Accumulation
Attn:  Yvonne Smith
One Wall St., Fl. 12
New York, NY 10286

Charles Schwab & Co., Inc.                                                     I                     5.663
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner & Smith Inc.                                       R                    24.230
For the Sole Benefit of its Customers
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 32246

Nationwide Trust Co., FSB                                                      R                    56.856
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

                              ABN AMRO GROWTH FUND

Patterson & Co.                                                                R                    18.577
FBO Team Health Inc.
1525 W WT Harris Blvd.
Charlotte, NC 28288-1151

                     ABN AMRO/MONTAG & CALDWELL GROWTH FUND

   SHAREHOLDER NAME AND ADDRESS                                              CLASS           PERCENTAGE OWNED (%)
   ----------------------------                                              -----           --------------------
Charles Schwab & Co Inc.                                                       N                    18.121
Special Acct for Exclusive
Benefits of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Scudder Trust Company TTEE                                                     N                     9.238
FBO DB Matched Savings Plan
P.O. Box 1757
Salem, NH 03079-1143

Salomon Smith Barney Inc.                                                      N                     7.660
Special Custody Acct for Exclusive
of Customers
388 West 34th St., Fl. 3
New York, NY 10001

First Union National Bank FBO                                                  I                     7.105
Various Retirement Plan
1525 West WT Harris Blvd.
Charlotte, VA 28288-1151

Charles Schwab & Co., Inc.                                                     I                     6.911
Special Custody Acct. for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

LaSalle Bank                                                                   I                     5.057
P.O. Box 1443
Chicago, IL 60690

Nationwide Trust Co., FSB                                                      R                    88.212
c/o IPO Portfolio Accounting
P.O. Box 182029 Columbus, OH 43218-2029

MG Trust Company Cust. FBO                                                     R                     8.493
Choice Mortgage Company 401 k
700 17th Street, Suite 300
Denver, CO 80202


                       ABN AMRO/TAMRO LARGE CAP VALUE FUND

   SHAREHOLDER NAME AND ADDRESS                                              CLASS           PERCENTAGE OWNED (%)
   ----------------------------                                              -----           --------------------
ABN AMRO Inv. Trust Co., CUST                                                  N                    14.842
FBO Feralloy Corp. Pension
161 N. Clark St.
Chicago, IL 60601

FBO Various Qualified Plans                                                    N                    13.455
711 High Street
Des Moines, IA 50303

Charles Schwab & Co Inc.                                                       N                     6.825
Special Custody Acct for Exclusive
of Customer
101 Montgomery St.
San Francisco, CA 94104, CA

                               ABN AMRO VALUE FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
LaSalle Bank                                                                   I                    100.000
P.O. Box 1443
Chicago, IL 60690

Wachovia Bank FBO                                                              N                     87.823
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

                       ABN AMRO/VEREDUS SELECT GROWTH FUND

   SHAREHOLDER NAME AND ADDRESS                                              CLASS           PERCENTAGE OWNED (%)
   ----------------------------                                              -----           --------------------
Charles Schwab & Co., Inc.                                                     N                    47.721
Special Custody Acct for Exclusive
of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

ABN AMRO Asset Mgmt. Holdings Inc.                                             N                     5.990
Attn:  Seymour Newman, Mail Stop 09TF
161 N. Clark St.
Chicago, IL 60601

                              ABN AMRO MID CAP FUND

   SHAREHOLDER NAME AND ADDRESS                                              CLASS           PERCENTAGE OWNED (%)
   ----------------------------                                              -----           --------------------
Charles Schwab & Co., Inc.                                                     N                    19.505
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Wells Fargo Bank NA FBO                                                        N                     6.537
P.O. Box 1533
Minneapolis, MN 55480

James M. Carn, Trustee                                                         I                    43.963
Standard Insurance Co., Trust
1100 SW Sixth Ave.
Portland, OR 97204-1093

Charles Schwab & Co., Inc.                                                     I                    20.615
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

LaSalle Bank NA                                                                I                     5.737
P.O. Box 1443
Chicago, IL 60690-1443

Union Bank TR Nominee                                                          I                     5.596
FBO Select Benefit Omnibus
P.O. Box 85484
San Diego, CA 92186

AMG Guaranty Trust                                                             I                     5.319
FBO Haws & Co.
6501 E. Belleview Ave., Ste. 400
Englewood, CO 80111-6020

                          ABN AMRO MID CAP GROWTH FUND

     SHAREHOLDER NAME AND ADDRESS                                            CLASS           PERCENTAGE OWNED (%)
     ----------------------------                                            -----           --------------------
ABN AMRO Asset Mgmt. Holdings, Inc.                                            N                    94.039
Attn:  Seymour Newman, Mail Stop 09TF
161 N. Clark St.
Chicago, IL 60601

                       ABN AMRO/RIVER ROAD SMALL CAP FUND

   SHAREHOLDER NAME AND ADDRESS                                              CLASS           PERCENTAGE OWNED (%)
   ----------------------------                                              -----           --------------------
ABN AMRO Asset Mgmt. Holdings, Inc.                                            N                    37.795
Attn:  Seymour Newman, Mail Stop 09TE
161 N. Clark St.
Chicago, IL 60601

                       ABN AMRO/RIVER ROAD SMALL CAP FUND

Charles Schwab & Co., Inc.                                                     N                    15.206
Special Custody Acct for Exclusive
of Customer
101 Montgomery St.
San Francisco, CA 94104-4122

State Street Bank & Trust Co TTEE                                              N                     7.873
FBO Tri-State Breaders Coop PSP
801 Pennsylvania
Kansas City, MO 64105

Delta Dental of Kentucky Inc.                                                  N                     7.668
Attn:  Russell Skaggs, Controller
P.O. Box 242810
Louisville, KY 40224

                          ABN AMRO/TAMRO SMALL CAP FUND

     SHAREHOLDER NAME AND ADDRESS                                            CLASS           PERCENTAGE OWNED (%)
     ----------------------------                                            -----           --------------------
Charles Schwab & Co., Inc.                                                     N                    16.960
Special Custody Acct for Exclusive
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Washova Bank FBO                                                               N                     6.022
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NY 28288-1151

Wells Fargo Bank NA FBO                                                        N                    11.131
Retirement Plan Services
P.O. Box 1533
Minneapolis, MN 55480

FBO Various Qualified Plans                                                    N                     7.256
711 High Street
Des Moines, IA 50303

Wells Fargo Bank NA FBO                                                        I                    51.865
Nuclear Management Co., 401 k
P.O. Box 1533
Minneapolis, MN 55480

LaSalle Bank NA                                                                I                    23.141
P.O. Box 1443
Chicago, IL 60690-1443

                          ABN AMRO/TAMRO SMALL CAP FUND

Wachovia Bank FBO                                                              I                    11.369
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

Merrill Lynch Pierce Fenner & Smith Inc.                                       I                    10.487
For the Sole Benefit of its Customers
4800 Deer Lake Dr., 3rd Floor
Jacksonville, FL 32246

                     ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
Charles Schwab & Co., Inc.                                                     N                    22.179
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Wells Fargo Bank NA FBO                                                        N                     8.806
FNF 401 k
P.O. Box 1533
Minneapolis, MN 55480

Investors Bank & Trust Co.                                                     N                     7.382
TTEE FBO Various Retirement Plans
4 Manhattanville Rd.,
Purchase, NY 10577

FBO Various Qualified Plans                                                    N                     6.593
711 High St.
Des Moines, IA 50303

First Union National Bank FBO                                                  I                    22.578
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, VA 28288-1151

LaSalle Bank NA                                                                I                    14.010
P.O. Box 1443
Chicago, IL 60690-2443

Charles Schwab & Co., Inc.                                                     I                     8.562
Special Custody Acct. for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

                            ABN AMRO REAL ESTATE FUND

     SHAREHOLDER NAME AND ADDRESS                                            CLASS           PERCENTAGE OWNED (%)
     ----------------------------                                            -----           --------------------
LaSalle Bank                                                                   I                    100.00
P.O. Box 1443
Chicago, IL 60690

First Union National Bank FBO                                                  N                    71.474
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, VA 28288-1151

Charles Schwab & Co., Inc.                                                     N                     5.476
Special Custodial Account
For the Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

                         ABN AMRO/VEREDUS SCI TECH FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
Charles Schwab & Co., Inc.                                                     N                    24.896
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

FBO Atlas Lift Employees Retirement Plan                                       N                     9.045
711 High St.
Des Moines, IA 50303

                             ABN AMRO BALANCED FUND

     SHAREHOLDER NAME AND ADDRESS                                            CLASS           PERCENTAGE OWNED (%)
     ----------------------------                                            -----           --------------------
FBO Various Qualified Plans                                                    N                    43.733
711 High St.
Des Moines, IA 50303

                    ABN AMRO/MONTAG & CALDWELL BALANCED FUND

       SHAREHOLDER NAME AND ADDRESS                                          CLASS           PERCENTAGE OWNED (%)
       ----------------------------                                          -----           --------------------
Stetson & Co.                                                                  I                    34.941
c/o ABN AMRO Trust Services Co.
161 N. Clark Street, 10th Floor
Chicago, IL 60601

State St Bank CUST                                                             I                    23.766
W-S Foundation & The W-S Found Inc.
Master Cust & Sub Accountings

Agreement Montag & Caldwell
860 West Fifth St.
Winston Salem, NC 27101-2506

FBO Various Qualified Plans                                                    I                    14.903
711 High Street
Des Moines, IA 50303

John Reitinger & Sue J. Reitinger                                              I                     7.860
Fairview, TX 75069-9166

Fidelity Investments Institutional Oper Co., Inc., FIIOC as                    I                    6.8444
Agent for Certain Employee Benefit Plans
100 Magellan Way, Mail Zone KW1C
Covington, KY 41015-1987

ABN AMRO Inv. Trust Co., CUST                                                  I                     5.242
FBO George Jaleel
IRA Rollover
161 N. Clark St.
Chicago, IL 60601

FBO Various Qualified Plans                                                    N                    10.436
711 High St.
Des Moines, IA 50303

Wilmington Trust Co., TTE                                                      N                     6.799
FBO Health (Servantcor) Corp Ret. Plan
1100 North Market St.
Wilmington, DE 19801

Wilmington Trust Co., TTE                                                      N                     6.222
FBO Health Ret. Savings Plan
1100 North Market St.
Wilmington, DE 19801

FBO Oil-Dri Corporation of America                                             N                     5.423
401 k Retirement Plan
711 High St.
Des Moines, IA 50303

Charles Schwab & Co., Inc.                                                     N                     5.077
Special Custody Acct for Exclusive
of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

                               ABN AMRO BOND FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
FBO Various Qualified Plans                                                    N                    16.864
711 High St.
Des Moines, IA 50303

LaSalle National Bank                                                          I                    46.506
P.O. Box 1443
Chicago, IL 60690-1443

FBO Various Qualified Plans                                                    I                    26.181
711 High Street
Des Moines, IA 50303

LaSalle Bank                                                                   I                    12.334
P.O. Box 1443
Chicago, IL 60690

LaSalle Bank                                                                   I                     6.894
P.O. Box 1443
Chicago, IL 60690

Stetson & Co.                                                                  I                     5.080
c/o ABN AMRO Trust Services Co.
161 N. Clark St., 10th Floor
Chicago, IL 60601

                       ABN AMRO INVESTMENT GRADE BOND FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
LaSalle Bank                                                                   N                    23.905
P.O. Box 1443
Chicago, IL 60690

ABN AMRO Inv Trust Co., CUST                                                   N                     8.809
FBO Sara L. Anschuetz
Rollover IFA
161 N. Clark St.
Chicago, IL 60601

ABN AMRO Inv. Trust Co., CUST                                                  N                     7.934
FBO Claude Lo Piccolo
Rollover IRA
161 N. Clark St.
Chicago, IL 60601

ABN AMRO Inv Trust Co., CUST,                                                  N                     5.638
IRA Rollover
FBO Thomas M. Ferraro
161 N. Clark St.
Chicago, IL 60601

                       ABN AMRO INVESTMENT GRADE BOND FUND

FBO IMAX Corp. 401 k Retirement Plan                                           N                     5.054
711 High St.
Des Moines, IA 50303

LaSalle Bank NA TTEE                                                           I                    33.828
P.O. Box 1443
Chicago, IL 60690-1443

LaSalle Bank                                                                   I                    32.089
P.O. Box 1443
Chicago, IL 60690-1443

LaSalle Bank                                                                   I                    25.835
P.O. Box 1443
Chicago, IL 60690-1443

                          ABN AMRO HIGH YIELD BOND FUND

     SHAREHOLDER NAME AND ADDRESS                                            CLASS           PERCENTAGE OWNED (%)
     ----------------------------                                            -----           --------------------
ABN AMRO Asset Mgmt. Holdings Inc.                                             N                    89.906
161 N. Clark St.
Chicago, IL 60601

ABN AMRO Asset Mgmt. Holdings Inc.                                             I                    98.833
161 N. Clark St.
Chicago, IL 60601

                          ABN AMRO MUNICIPAL BOND FUND

      SHAREHOLDER NAME AND ADDRESS                                           CLASS           PERCENTAGE OWNED (%)
      ----------------------------                                           -----           --------------------
LaSalle National Bank as TTEE                                                  N                    18.390
Omnibus
P.O. Box 1443,
Chicago, IL 60690-1443

Charles Schwab & Co Inc.                                                       N                     8.109
Special Custody Acct for Exclusive
Of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

                       ABN AMRO INVESTOR MONEY MARKET FUND

     SHAREHOLDER NAME AND ADDRESS                                            CLASS           PERCENTAGE OWNED (%)
     ----------------------------                                            -----           --------------------
Maril & Co., FBO                                                               N                    45.547
ABN AMRO Investment Trust
1000 N. Water St.
Milwaukee, WI 53202-6648

                       ABN AMRO INVESTOR MONEY MARKET FUND

Davis & Co.                                                                    N                    10.466
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977

FBO Various NonQualified Plans                                                 N                     8.937
711 High St.
Des Moines, IA 50303

                      ABN AMRO GOVERNMENT MONEY MARKET FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
LaSalle National Trust NA                                                      I                    92.972
P.O. Box 1443
Chicago, IL 60690-1443

FBO Various Qualified Plans                                                    I                     6.819
711 High St.
Des Moines, IA 50303

National Financial Services                                                    S                    98.464
For the Exclusive Benefit of our Customers
200 Liberty St.
1 World Financial
New York, NY 10281

                           ABN AMRO MONEY MARKET FUND

    SHAREHOLDER NAME AND ADDRESS                                             CLASS           PERCENTAGE OWNED (%)
    ----------------------------                                             -----           --------------------
National Financial Services                                                    I                    91.276
For the Exclusive Benefit of our Customers
200 Liberty St.
1 World Financial
New York, NY 10281

National Financial Services                                                    S                    96.264
For the Exclusive Benefit of our Customers
200 Liberty St.
1 World Financial
New York, NY 10281

                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND

         SHAREHOLDER NAME AND ADDRESS                                        CLASS           PERCENTAGE OWNED (%)
         ----------------------------                                        -----           --------------------
National Financial Services                                                    S                    98.897
For the Exclusive Benefit of our Customers
200 Liberty St.
1 World Financial
New York, NY 10281

LaSalle National Trust NA                                                      I                    92.737
Attn:  Mutual Funds Operations
P.O. Box 1443
Chicago, IL 60690-1443

Saxon & Company                                                                I                     6.605
8800 Tinicum Blvd.
Philadelphia, PA 19153

                       ABN AMRO TREASURY MONEY MARKET FUND

       SHAREHOLDER NAME AND ADDRESS                                          CLASS           PERCENTAGE OWNED (%)
       ----------------------------                                          -----           --------------------
LaSalle National Bank                                                          I                    99.336
Attn:  Mutual Funds Operations
P.O. Box 1443
Chicago, IL 60690-1443

National Financial Services                                                    S                    91.802
For the Exclusive Benefit of our Customers
200 Liberty St.
1 World Financial
New York, NY 10281

                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

       SHAREHOLDER NAME AND ADDRESS                                          CLASS           PERCENTAGE OWNED (%)
       ----------------------------                                          -----           --------------------
LaSalle National Trust NA                                                      Y                    71.548
P.O. Box 1443
Chicago, IL 60690-1443

LaSalle National Trust NA                                                      YS                   49.079
P.O. Box 1443
Chicago, IL 60690-1443

Adventist Health System                                                        YS                   21.503
Attn:  Mark Block
111 N. Orlando Ave.
Winter Park, FL 32757

                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

Alenco Inc.                                           Y                6.492
c/o: 950, 17th Street, Suite 2600
Denver, CO 80202

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISERS

     The advisory services provided by the Investment Adviser of each Fund and the fees received by it for such services for the Fund's most recent fiscal year are described in the Prospectuses.

ABN AMRO ASSET MANAGEMENT, INC.

     On May 11, 2001, ABN AMRO Asset Management, Inc. ("AAAM Inc.") (formerly known as Chicago Capital Management, Inc.) replaced Chicago Trust as Investment Adviser to ABN AMRO Growth Fund, ABN AMRO Mid Cap Fund, ABN AMRO Balanced Fund, ABN AMRO Bond Fund, ABN AMRO Municipal Bond Fund and ABN AMRO Investor Money Market Fund. On January 1, 2006, AAAM Inc. replaced ABN AMRO Asset Management
(USA) LLC as Investment Adviser to ABN AMRO Value Fund, ABN AMRO Real Estate Fund, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund, ABN AMRO Institutional Prime Money Market Fund and ABN AMRO High Yield Bond Fund. AAAM Inc. is also the Investment Adviser to ABN AMRO Mid Cap Growth Fund and ABN AMRO Investment Grade Bond Fund. AAAM Inc. is a member of the ABN AMRO group of companies and is located at 161 North Clark Street, Chicago, Illinois 60601.

     ABN AMRO Asset Management has entered into an Expense Limitation Agreement with the Trust, through February 28, 2007, for the following Funds:

  FUND                                            CLASS I      CLASS S      CLASS N
-------------------------------------------       -------      -------      --------
ABN AMRO Value Fund.........................       0.69%            --          0.94%
ABN AMRO Real Estate Fund...................       1.12%            --          1.37%
ABN AMRO Treasury Money Market Fund.........       0.36%          0.61%           --
ABN AMRO Government Money Market Fund.......       0.31%          0.63%           --
ABN AMRO Money Market Fund..................       0.37%          0.73%           --
ABN AMRO Tax-Exempt Money Market Fund.......       0.33%          0.58%           --
ABN AMRO High Yield Bond Fund...............       0.55%            --          0.80%
ABN AMRO Mid Cap Growth Fund................         --             --          1.40%
ABN AMRO Mid Cap Fund.......................       1.15%            --          1.40%
ABN AMRO Investment Grade Bond Fund.........       0.64%            --          0.89%
ABN AMRO Bond Fund..........................       0.49%            --          0.74%

     AAAM Inc. may from time to time voluntarily waive a portion of its advisory fees with respect to ABN AMRO Municipal Bond Fund and/or reimburse a portion of the Fund's expenses.

     The table below shows other accounts for which the portfolio managers of each Fund, except the Money Market Funds, is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2005.

ABN AMRO Growth Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Bernard F. Myszkowski, CFA
Registered Investment Companies:               1            $178                0                  N/A
Other Pooled Investment Vehicles:              1            $172                0                  N/A
Other Accounts:                               30            $450                0                  N/A

         Richard S. Drake, CFA
Registered Investment Companies:               0             N/A                0                  N/A
Other Pooled Investment Vehicles:              0             N/A                0                  N/A
Other Accounts:                               29            $400                0                  N/A

     Compensation. Compensation for each portfolio manager above includes an annual fixed base salary plus incentive compensation based on the three year pre-tax performance of a composite of all the registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager under the "large cap growth strategy" (the "Large Cap Growth Composite") as compared to the S&P 500. Incentive compensation may also include long-term profit incentive. A portion of incentive compensation may be deferred. Compensation is not based on the value of assets held in the Fund's portfolio.

ABN AMRO Mid Cap Growth  Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Richard S. Drake, CFA
Registered Investment Companies:               1          $1,338                0                  N/A
Other Pooled Investment Vehicles:              0             N/A                0                  N/A
Other Accounts:                               29          $  400                0                  N/A

     Compensation. Compensation for the portfolio manager above includes an annual fixed base salary plus incentive compensation based on the three year pre-tax performance of the Large Cap Growth Composite as compared to the S&P
500. Incentive compensation may also include long-term profit incentive. A portion of incentive compensation may be deferred. Compensation is not based on the value of assets held in the Fund's portfolio.

ABN AMRO Real Estate Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Nancy J. Holland, CPA
Registered Investment Companies:               1           $   87               0                  N/A
Other Pooled Investment Vehicles:             11           $3,098               0                  N/A
Other Accounts:                                2           $   55               0                  N/A

         Joseph Pavnica
Registered Investment Companies:               1           $   87               0                  N/A
Other Pooled Investment Vehicles:             11           $1,572               0                  N/A
Other Accounts:                                2           $   42               0                  N/A

     Compensation. The portfolio managers receive a base salary and a performance-based bonus. Base salaries are reviewed annually against peer data from McLagan Partners to assure competitiveness. Bonus pools are also based on McLagan data and are awarded based on performance objectives relevant to the portfolio manager's position. Bonus compensation is primarily based on the performance of the portfolio manager's portfolios relative to peer performance and the relevant benchmark. The peer group and benchmark for the Fund is the one-, three- and five-year performance of the Lipper Real Estate Funds category and MSCI US REIT Index, respectively. Other bonus criteria include participation in the global property group, budget management, marketing activities and overall firm profitability. Compensation is not based on the value of assets held in the Fund's portfolio.

ABN AMRO Balanced Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Bernard F. Myszkowski, CFA
Registered Investment Companies:               1          $1,341                0                  N/A
Other Pooled Investment Vehicles:              1          $  172                0                  N/A
Other Accounts:                               30          $  450                0                  N/A
         Fred Senft, Jr. CFA
Registered Investment Companies:               2          $250.1                0                  N/A
Other Pooled Investment Vehicles:              1          $ 68.9                0                  N/A
Other Accounts:                               23          $1,100                0                  N/A

     Compensation. Compensation for Mr. Myszkowski includes an annual fixed base salary plus incentive compensation based on the three year pre-tax performance of the Large Cap Growth Composite as compared to the S&P 500. Incentive compensation may also include long-term profit incentive. A portion of incentive compensation may be deferred. Compensation is not based on the value of assets held in the Fund's portfolio.

     Compensation for Mr. Senft includes an annual fixed based salary plus incentive compensation based on pre-tax performance of the Fund as compared to the Lehman Brothers U.S. Aggregate Bond Index over a calendar year. The incentive compensation is up to a pre-determined percentage rate of the fixed base salary of the portfolio manager. Compensation is not based on value of assets held in the Fund's portfolio.

ABN AMRO Bond Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Fred Senft, Jr., CFA
Registered Investment Companies:               2          $214.3                0                  N/A
Other Pooled Investment Vehicles:              1          $ 68.9                0                  N/A
Other Accounts:                               23          $1,100                0                  N/A

     Compensation. Compensation for the portfolio manager includes an annual fixed based salary plus incentive compensation based on the pre-tax performance of the Fund versus the Lehman Brothers U.S. Aggregate Bond Index over a calendar year. The incentive compensation is up to a pre-determined percentage rate of the fixed base salary of the portfolio manager. Compensation is not based on value of assets held in the Fund's portfolio.

ABN AMRO High Yield Bond Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Todd J. Youngberg
Registered Investment Companies:              0             N/A                 0                  N/A
Other Pooled Investment Vehicles:             4           $ 884                 0                  N/A
Other Accounts:                               0             N/A                 0                  N/A

         Charles Ullerich, CFA
Registered Investment Companies:              0             N/A                 0                  N/A
Other Pooled Investment Vehicles:             4           $ 884                 0                  N/A
Other Accounts:                               0             N/A                 0                  N/A

     Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus incentive compensation (which is both cash and deferred) based on the pre-tax performance of the Fund over one, three and five years versus a group of funds with similar investment objectives derived each year from the Callhan Database. Incentive compensation is not based on value of assets held in the Fund's portfolio.

ABN AMRO Investment Grade Bond Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts        Managed           Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Fred Senft, Jr., CFA
Registered Investment Companies:              2           $392.4                0                  N/A
Other Pooled Investment Vehicles:             1           $ 68.9                0                  N/A
Other Accounts:                               23          $1,100                0                  N/A

     Compensation. Compensation for the portfolio manager includes an annual fixed based salary plus incentive compensation based on the pre-tax performance of the Fund versus the Lehman Brothers Intermediate Aggregate Bond Index over a calendar year. The incentive compensation is up to a pre-determined percentage rate of the fixed base salary of the portfolio manager. Compensation is not based on value of assets held in the Fund's portfolio.

ABN AMRO Municipal Bond Fund

                                                                                                 Assets
                                                                            Number of         Managed with
                                                                         Accounts Managed     Advisory Fee
                                          Number of     Total Assets    with Advisory Fee       Based on
                                           Accounts       Managed            Based on          Performance
                                           Managed     (in millions)       Performance        (in millions)
         Dawn Daggy-Mangerson
Registered Investment Companies:              0             N/A                 0                  N/A
Other Pooled Investment Vehicles:             1           $115.8                0                  N/A
Other Accounts:                               4           $160.4                1                 $93.8

     Compensation. Compensation for the portfolio manager includes an annual fixed base salary, plus incentive compensation which is determined in part by after-tax relative performance of the Fund versus the Lipper Intermediate Municipal Debt Funds Index and the Lehman Brothers Municipal Five-Year Growth Index over a one- and three-year period of time. Incentive compensation is up to a pre-determined percentage rate of the fixed salary of the portfolio manager. Compensation is not based on the value of assets held in the Fund's portfolio.

     Material Conflicts of Interest. The portfolio managers for each Fund above manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. AAAM Inc. has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

ABN AMRO Value Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Steven R. Gorham, CFA
Registered Investment Companies:              22          $32,345               0                  N/A
Other Pooled Investment Vehicles:              2          $   904               0                  N/A
Other Accounts:                               24          $ 3,531               1                 $422

     Compensation. The ABN AMRO Value Fund is sub-advised by MFS Institutional Advisors, Inc. ("MFS"). Compensation for the portfolio manager includes a base salary and a performance bonus. The performance bonus, which represents a majority of total cash compensation, is based on a combination of quantitative and qualitative factors. The quantitative portion is based on the pre-tax performance of all the accounts managed by the portfolio manager over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account with particular emphasis given to three-year performance. The performance bonus is also based on, but to a lesser extent, qualitative factors, which include the results of an annual internal peer review process and management's assessment of overall portfolio manager contributions to the investment process. The portfolio manager is also eligible to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Material Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

ABN AMRO Mid Cap Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         Thyra E. Zerhusen
Registered Investment Companies:              0             N/A                 0                  N/A
Other Pooled Investment Vehicles:             2           $ 120                 0                  N/A
Other Accounts:                               5             $55                 0                  N/A

     Compensation. The ABN AMRO Mid Cap Fund is sub-advised by Optimum Investment Advisors, LLC ("Optimum"). Compensation for the portfolio manager includes an annual fixed base salary plus incentive compensation that is determined by the relative pre-tax performance of the Fund as compared to the Morningstar Mid Cap Category at year-end. Compensation is not based on the value of assets held in the Fund's portfolio. Compensation also includes a percentage of revenue that Optimum derives from the Mid Cap product (including the Mid Cap
Fund).

     Material Conflicts of Interest. The portfolio manager for the Fund manages other accounts as well as the Fund and makes investment selections and account transactions consistent with each account's objective. Such actions may be taken for one account and not another and may result in varying performance among clients. Optimum has in place policies and procedures designed to prevent conflicts among multiple accounts, although there can be no assurance that conflicts may not occur.

MONTAG & CALDWELL, INC.

     Montag & Caldwell, Inc. ("Montag & Caldwell") is the Investment Adviser for ABN AMRO/Montag & Caldwell Growth Fund and ABN AMRO/Montag & Caldwell Balanced Fund. Montag & Caldwell is a member of the ABN AMRO group of companies and is located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326. Montag & Caldwell may from time to time voluntarily waive a portion of its advisory fees with respect to the Funds and/or reimburse a portion of the Funds' expenses.

     The table below shows other accounts for which the portfolio manager of each Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2005.

                                                                                                 Assets
                                                                            Number of         Managed with
                                                                         Accounts Managed     Advisory Fee
                                          Number of     Total Assets    with Advisory Fee       Based on
                                           Accounts        Managed           Based on          Performance
                                           Managed     (in millions)       Performance        (in millions)
ABN AMRO/Montag & Caldwell Growth Fund
         Ronald E. Canakaris, CIC, CFA
Registered Investment Companies:              4            $1,862               0                  N/A
Other Pooled Investment Vehicles:             0             N/A                 0                  N/A
Other Accounts:                               8            $2,281               0                  N/A

ABN AMRO/Montag & Caldwell Balanced Fund

         Ronald E. Canakaris, CIC, CFA
Registered Investment Companies:              4            $4,514               0                  N/A
Other Pooled Investment Vehicles:             0             N/A                 0                  N/A
Other Accounts:                               8            $2,281               0                  N/A

     Compensation. Compensation for the portfolio manager includes an annual fixed base salary plus incentive compensation (which may be significantly larger than the base salary). Compensation is determined by the Executive Committee, which is comprised of Montag & Caldwell's Chairman, President and Executive Vice President, and is based on the success of the firm in achieving clients' investment objectives and providing excellent client service. The portfolio manager may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio manager's compensation include a pension plan and 401(k) savings & profit sharing plan. Incentive compensation is not based on performance or the value of assets held in either Fund's portfolio.

     Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.

Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund, following the large cap growth strategy. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Montag & Caldwell has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

VEREDUS ASSET MANAGEMENT LLC

     Veredus Asset Management LLC ("Veredus") is the Investment Adviser for ABN AMRO/Veredus Aggressive Growth Fund, ABN AMRO/Veredus SciTech Fund and ABN AMRO/Veredus Select Growth Fund. Veredus is a member of the ABN AMRO group of companies and is located at One Paragon Center, 6060 Dutchmans Lane, Louisville, Kentucky 40205. Veredus has entered into an Expense Limitation Agreement with the Trust through February 28, 2007, whereby it has agreed to reimburse ABN AMRO/Veredus Aggressive Growth Fund - Class N and Class I, and ABN AMRO/Veredus Select Growth Fund - Class N and ABN AMRO/Veredus SciTech Fund - Class N to the extent necessary to maintain total annual operating expenses at 1.49% and 1.24%, and 1.30 % and 1.60% of net assets, respectively.

     The table below shows other accounts for which the portfolio managers of each Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2005.

                                                                                                 Assets
                                                                            Number of         Managed with
                                                                         Accounts Managed     Advisory Fee
                                          Number of     Total Assets    with Advisory Fee       Based on
                                           Accounts       Managed            Based on          Performance
                                           Managed     (in millions)       Performance        (in millions)
ABN AMRO/Veredus Aggressive Growth Fund

         B. Anthony Weber
Registered Investment Companies:               4          $702.2                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8

         Charles P. McCurdy, Jr. CFA
Registered Investment Companies:               4          $702.2                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8

ABN AMRO/Veredus SciTech Fund

         Charles P. McCurdy, Jr., CFA
Registered Investment Companies:               4          $1,403                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8

         Charles F. Mercer, Jr., CFA
Registered Investment Companies:               4          $1,403                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8
ABN AMRO/Veredus Select Growth Fund

         B. Anthony Weber
Registered Investment Companies:               4          $1,394                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8

         Charles P. McCurdy, Jr., CFA
Registered Investment Companies:               4          $1,394                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8

         Charles F. Mercer, Jr., CFA
Registered Investment Companies:               4          $1,394                0                  N/A
Other Pooled Investment Vehicles:              1          $ 67.7                1                 $67.7
Other Accounts:                               32          $1,052                1                 $ 4.8

     Compensation. Compensation for the portfolio managers listed above includes an annual fixed base salary. Each portfolio manager is a member of Veredus and shares in the overall profits of the company as set forth by the company's Operating Agreement. The portfolio managers are eligible to participate in a retirement plan and are eligible to receive a contribution from by the company based on a set percentage of income earned during the year. The portfolio managers' compensation is not based on the performance of an individual account but rather on the overall performance and profitability of Veredus. Compensation is not directly based on value of assets held in the Fund's portfolio.

     Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Funds and a hedge fund from which Veredus receives a performance based fee and in which members of Veredus have an interest. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Veredus has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

TAMRO CAPITAL PARTNERS LLC


     TAMRO Capital Partners LLC ("TAMRO") is the Investment Adviser for ABN AMRO/TAMRO Large Cap Value Fund and ABN AMRO/TAMRO Small Cap Fund. TAMRO is a member of the ABN AMRO group of companies and is located at 1660 Duke Street, Alexandria, Virginia 22314. TAMRO has entered into an Expense Limitation Agreement with the Trust through February 28, 2007 whereby it has agreed to reimburse the ABN AMRO/TAMRO Large Cap Value Fund - Class N and ABN AMRO/TAMRO Small Cap Fund - Class N and Class I to the extent necessary to maintain total annual operating expenses at 1.20% and 1.30% and 1.05% of net assets, respectively.

     The table below shows other accounts for which the portfolio manager of each Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2005.

                                                                                                 Assets
                                                                            Number of         Managed with
                                                                         Accounts Managed     Advisory Fee
                                          Number of     Total Assets    with Advisory Fee       Based on
                                           Accounts       Managed            Based on          Performance
                                           Managed     (in millions)       Performance        (in millions)
ABN AMRO/TAMRO Small Cap Value Fund
         Philip D. Tasho, CFA
Registered Investment Companies:               2          $ 43.6                0                  N/A
Other Pooled Investment Vehicles:              1          $  6.7                0                  N/A
Other Accounts:                               91          $105.7                0                  N/A

ABN AMRO/TAMRO Large Cap Value Fund

         Philip D. Tasho, CFA
Registered Investment Companies:               2          $191.3                0                  N/A
Other Pooled Investment Vehicles:              1          $  6.7                0                  N/A
Other Accounts:                               91          $105.7                0                  N/A

     Compensation. Compensation for the portfolio manager includes an annual base salary plus a discretionary incentive compensation based on a combination of job performance and TAMRO's overall company performance. Neither the portfolio manager's job performance nor TAMRO's overall company performance is related to the performance of the Funds.

     Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. TAMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

RIVER ROAD ASSET MANAGEMENT, LLC

     River Road Asset Management, LLC ("River Road") is the Investment Adviser to ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund. River Road is partially owned by ABN AMRO Asset Management Holdings, Inc. and is located at Meidinger Tower, Suite 1600, 462 South Fourth Avenue, Louisville, Kentucky 40202. River Road has entered into an Expense Limitation Agreement with the Trust through February 28, 2007 whereby it has agreed to reimburse the ABN AMRO/River Road Dynamic Equity Income Fund - Class N and ABN AMRO/River Road Small Cap Value Fund - Class N to the extent necessary to maintain total annual operating expenses at 1.30% and 1.50% of net assets, respectively.

     The table below shows other accounts for which the portfolio managers of each Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2005.


ABN AMRO/River Road Dynamic Equity Income Fund

                                                                            Number of            Assets
                                                                         Accounts Managed     Managed with
                                          Number of     Total Assets    with Advisory Fee     Advisory Fee
                                           Accounts       Managed            Based on           Based on
                                           Managed     (in millions)       Performance         Performance
         James C. Shircliff, CFA
Registered Investment Companies:              3           $592.5                2                $586.2
Other Pooled Investment Vehicles:             2           $ 22.7                0                  N/A
Other Accounts:                               8           $ 11.2                0                  N/A

         Henry W. Sanders, III, CFA
Registered Investment Companies:              3           $592.5                2                $586.2
Other Pooled Investment Vehicles:             2           $ 22.7                0                  N/A
Other Accounts:                               8           $ 11.2                0                  N/A

ABN AMRO/River Road Small Cap Equity Fund

         R. Andrew Beck, CFA
Registered Investment Companies:              0            N/A                  0                  N/A
Other Pooled Investment Vehicles:             2           $ 22.7                0                  N/A
Other Accounts:                               7           $ 10.3                0                  N/A

         James C. Shircliff, CFA
Registered Investment Companies:              3           $591.5                2                $586.2
Other Pooled Investment Vehicles:             2           $ 22.7                0                  N/A
Other Accounts:                               8           $ 11.2                0                  N/A

         Henry W. Sanders, III, CFA
Registered Investment Companies:              3           $591.5                2                $586.2
Other Pooled Investment Vehicles:             2           $ 22.7                0                  N/A
Other Accounts:                               8           $ 11.2                0                  N/A

     Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based upon both assets under management and investment performance. Investment performance represents 70% of a portfolio manager's total incentive compensation and is based upon the manager's risk-adjusted 3- and 5-year rolling performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like-managed accounts in the strategy composite. The relevant index for Small Cap Value is the Russell 2000 Value; for Dynamic Equity Income, both the Russell 3000 and Lipper Equity Income Indices are employed as performance measures. In the absence of at least a three-year performance record, a shorter-period may be used. Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.

     Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Funds. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

     Ownership of Securities. The table below shows the dollar range of equity securities in each Fund beneficially owned by the Fund's portfolio manager(s) as of October 31, 2005.

                                                                                       DOLLAR RANGE OF
FUND                                                     PORTFOLIO MANAGER          SECURITIES IN THE FUND
----                                                  -----------------------       ----------------------
River Road Dynamic Equity Income Fund                    James C. Shircliff                   $0
                                                       Henry W. Sanders, III                  $0
River Road Small Cap Value Fund                          James C. Shircliff          $$100,001-$500,000
                                                       Henry W. Sanders, III                  $0
                                                           R. Andrew Beck                     $0
High Yield Bond Fund                                      Charles Ullerich             $10,001-$50,000
                                                          Todd J. Youngberg               $10,001-$50,000
Municipal Bond Fund                                     Dawn Daggy-Mangerson              $1-$10,000
Growth Fund                                            Bernard F. Myszkowski          $100,001-$500,000
                                                           Richard Drake              $100,001-$500,000
Montag & Caldwell Growth Fund                            Ronald E. Canakaris            over $1,000,000
Montag & Caldwell Balanced Fund                          Ronald E. Canakaris                  $0
Veredus Aggressive Growth Fund                            B. Anthony Weber           $500,001-$1,000,000
                                                       Charles P. McCurdy, Jr.         $100,001-$500,000
Veredus SciTech Fund                                  Charles P. McCurdy, Jr.                 $0
                                                       Charles F. Mercer, Jr.          $10,001-$50,000
Veredus Select Growth Fund                                B. Anthony Weber                    $0
                                                      Charles P. McCurdy, Jr.         $100,001-$500,000
                                                       Charles F. Mercer, Jr.         $100,001-$500,000
TAMRO Small Cap Value Fund                                 Philip D. Tasho               $100,001-$500,000
TAMRO Large Cap Value Fund                                 Philip D. Tasho               $100,001-$500,000
Mid Cap Fund                                               Thyra Zerhusen            $500,001-$1,000,000
Bond Fund                                                 Fred Senft, Jr.                     $0
Investment Grade Bond Fund                                Fred Senft, Jr.                     $0
Real Estate Fund                                          Nancy J. Holland             $50,001-$100,000
                                                           Joseph Pavnica                 $1-$10,000
Balanced Fund                                          Bernard F. Myszkowski         $500,001-$1,000,000
                                                          Fred Senft, Jr.                     $0
Value Fund                                                Steven R. Gorham                    $0

Mid Cap Growth Fund*                                       Richard Drake                     N/A

    *ABN AMRO Mid Cap Growth Fund commenced operations on December 29,
2005.

          Pursuant to an investment advisory agreement between each Fund and its Investment Adviser, currently each Fund pays its Investment Adviser a fee, payable monthly, at the annual rate shown below:

                                                                      GROSS ADVISORY FEE
                                                                  (AS A % OF AVERAGE DAILY NET
                              FUND                                         ASSETS)
                              ----                                         -------
ABN AMRO/River Road Dynamic Equity Income Fund                               0.70%
ABN AMRO Growth                                                              0.70%
ABN AMRO/Montag & Caldwell Growth                                            0.65%*
ABN AMRO/TAMRO Large Cap Value                                               0.80%
ABN AMRO Value                                                               0.80%
ABN AMRO/Veredus Select Growth                                               0.80%
ABN AMRO Mid Cap                                                             0.74%**
ABN AMRO Mid Cap Growth Fund                                                 0.80%
ABN AMRO/River Road Small Cap Value Fund                                     0.90%
ABN AMRO/TAMRO Small Cap                                                     0.90%
ABN AMRO/Veredus Aggressive Growth                                           1.00%
ABN AMRO/Real Estate                                                         1.00%
ABN AMRO/Veredus SciTech                                                     1.00%
ABN AMRO Balanced                                                            0.70%
ABN AMRO/Montag & Caldwell Balanced                                          0.75%
ABN AMRO Bond                                                                0.55%
ABN AMRO Investment Grade Bond                                               0.50%
ABN AMRO High Yield Bond                                                     0.45%
ABN AMRO Municipal Bond                                                      0.60%
ABN AMRO Investor Money Market                                               0.40%
ABN AMRO Government Money Market                                             0.20%
ABN AMRO Money Market                                                        0.35%
ABN AMRO Tax-Exempt Money Market                                             0.35%
ABN AMRO Treasury Money Market                                               0.35%
ABN AMRO Institutional Prime Money Market                                    0.10%

-----------
*For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.80% for the first $800 million and 0.60% over $800 million of the Fund's average daily net assets for that month.

**For the services to be provided by the Investment Adviser, the Fund shall pay to the Investment Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.80% for the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the Fund's average daily net assets for that month. Prior to December 22, 2003, the Fund paid the Investment Adviser an annual fee of 0.80% of its average daily net assets.

          The investment advisory fees earned and waived by the Investment Advisers for each Fund for the last three fiscal years, as well as any fees waived or expenses reimbursed, are set forth below.

FISCAL YEAR ENDED OCTOBER 31, 2005

                                                              GROSS
                                                             ADVISORY                        NET ADVISORY
                                                           FEES EARNED                       FEES AFTER FEE         REIMBURSED
                          FUND                             BY ADVISERS         WAIVED FEES      WAIVERS              EXPENSES
                          ----                             -----------         -----------      -------              --------
ABN AMRO/River Road Dynamic Equity Income Fund*.......       $11,806              $11,806              $0             $12,048
ABN AMRO Growth Fund..................................     9,706,417                   --       9,706,417                  --
ABN AMRO/Montag & Caldwell Growth Fund................    19,497,356                   --      19,497,356                  --
ABN AMRO/TAMRO Large Cap Value Fund...................       172,330               72,721          99,609                  --
ABN AMRO Value Fund...................................     2,125,715              577,416       1,548,299                  --
ABN AMRO/Veredus Select Growth Fund...................        42,981               42,981               0              25,401
ABN AMRO Mid Cap Fund.................................     4,232,895                   --       4,232,895                  --
ABN AMRO Mid Cap Growth Fund**........................           N/A                  N/A             N/A                  --
ABN AMRO/River Road Small Cap Value Fund*.............        16,425               16,425               0               8,444
ABN AMRO/TAMRO Small Cap Fund.........................     1,422,145              169,901       1,252,244                  --
ABN AMRO/Veredus Aggressive Growth Fund...............     7,028,390                   --       7,028,390                  --
ABN AMRO Real Estate Fund.............................       816,890               67,989         748,901                  --
ABN AMRO/Veredus SciTech Fund.........................        54,777               54,777               0              15,927
ABN AMRO Balanced Fund................................     1,469,749                   --       1,469,749                  --
ABN AMRO/Montag & Caldwell Balanced Fund..............       921,213                   --         921,213                  --
ABN AMRO Bond Fund....................................     1,476,450              552,192         924,258                  --
ABN AMRO Investment Grade Bond Fund...................       195,828               81,656         114,172                  --
ABN AMRO High Yield Bond Fund.........................        96,663               96,663               0              12,602
ABN AMRO Municipal Bond Fund..........................       396,859              346,836          50,023                  --
ABN AMRO Investor Money Market Fund...................       632,596                   --         632,596                  --
ABN AMRO Government Money Market Fund.................       909,029                   --         909,029                  --
ABN AMRO Money Market Fund............................       536,767              217,464         319,303                  --
ABN AMRO Tax-Exempt Money Market Fund.................     1,009,500              372,649         636,851                  --
ABN AMRO Treasury Money Market Fund...................       921,284              306,479         614,805                  --
ABN AMRO Institutional Prime Money Market Fund........     2,395,694                   --       2,985,694                  --

--------------------
*ABN AMRO/River Road Dynamic Equity Income Fund and ABN
AMRO/River Road Small Cap Value Fund commenced operations on June 28, 2005.

**ABN AMRO Mid Cap Growth Fund commenced operations on December 29, 2005.

FISCAL YEAR ENDED OCTOBER 31, 2004

                                                            GROSS
                                                           ADVISORY
                                                            FEES                             NET ADVISORY
                                                          EARNED BY                         FEES AFTER FEE         REIMBURSED
                       FUND                                ADVISERS          WAIVED FEES        WAIVERS              EXPENSES
                       ----                                --------          -----------        -------              --------
ABN AMRO Growth Fund..............................         $8,885,922              $ -      $ 8,885,922              $    --
ABN AMRO/Montag & Caldwell Growth Fund............         21,478,648                -       21,478,648                   --
ABN AMRO/TAMRO Large Cap Value Fund...............             95,712           66,945           28,767                   --
ABN AMRO Value Fund...............................          1,722,654          482,434        1,240,220                   --
ABN AMRO/Veredus Select Growth Fund...............             19,348           19,348                0               41,494
ABN AMRO Mid Cap Fund.............................          2,305,568                -        2,305,568                   --
ABN AMRO/TAMRO Small Cap Fund.....................            756,971          104,447          652,524                   --
ABN AMRO/Veredus Aggressive Growth Fund...........          5,992,601                -        5,992,601                   --
ABN AMRO Real Estate Fund.........................            580,737           53,271          527,466                   --
ABN AMRO/Veredus SciTech Fund.....................             73,396           57,081           16,315                   --
ABN AMRO Balanced Fund............................          1,948,202                -        1,948,202                   --
ABN AMRO/Montag & Caldwell Balanced Fund..........          1,738,350                -        1,738,350                   --
ABN AMRO Bond Fund................................          2,431,495          798,053        1,633,442                   --
ABN AMRO Investment Grade Bond Fund...............            259,469          109,545          149,924                   --
ABN AMRO High Yield Bond Fund.....................             94,962           94,962                0                3,156
ABN AMRO Municipal Bond Fund......................            327,473          252,102           75,371                   --
ABN AMRO Investor Money Market Fund...............            929,848                -          929,848                   --
ABN AMRO Government Money Market Fund.............          1,000,476                -        1,000,476                   --
ABN AMRO Money Market Fund........................            493,057          178,441          314,616                   --
ABN AMRO Tax-Exempt Money Market Fund.............          1,094,688          406,598          688,090                   --
ABN AMRO Treasury Money Market Fund...............          1,301,897          374,066          927,831                   --
ABN AMRO Institutional Prime Money Market Fund....          2,219,959                -        2,219,959                   --

FISCAL YEAR ENDED OCTOBER 31, 2003

                                                    GROSS ADVISORY                     NET ADVISORY
                                                    FEES EARNED BY       WAIVED       FEES AFTER FEE        REIMBURSED
                      FUND                             ADVISERS           FEES           WAIVERS             EXPENSES
                      ----                             --------           ----           -------             --------
ABN AMRO Growth Fund..........................        $ 6,540,117     $       --       $ 6,540,117                --
ABN AMRO/Montag & Caldwell Growth Fund........         16,971,751             --        16,971,751                --
ABN AMRO/TAMRO Large Cap Value Fund...........             71,531         64,517             7,014                --
ABN AMRO Value Fund...........................          1,305,112        403,658           901,454                --
ABN AMRO/Veredus Select Growth Fund...........             14,342         14,342                 0            39,604
ABN AMRO Mid Cap Fund.........................            940,561         20,246           920,315                --
ABN AMRO/TAMRO Small Cap Fund.................            425,527         68,383           357,144                --
ABN AMRO/Veredus Aggressive Growth Fund.......          3,884,188        159,922         3,724,266                --
ABN AMRO Real Estate Fund.....................            320,725         60,858           259,867                --
ABN AMRO/Veredus SciTech Fund.................             20,615         20,615                 0            42,830
ABN AMRO Balanced Fund........................          2,085,475             --         2,085,475                --
ABN AMRO/Montag & Caldwell Balanced Fund......          1,698,076             --         1,698,076                --
ABN AMRO Bond Fund............................          3,043,268        987,369         2,055,899                --
ABN AMRO Investment Grade Bond Fund...........            368,203        153,449           214,754                --
ABN AMRO High Yield Bond Fund*................             30,715         30,688                27                --
ABN AMRO Municipal Bond Fund..................            297,020        200,339            96,681                --
ABN AMRO Investor Money Market Fund...........          1,356,421             --         1,356,421                --
ABN AMRO Government Money Market Fund.........            937,249             --           937,249                --
ABN AMRO Money Market Fund....................            508,127        189,953           318,174                --
ABN AMRO Tax-Exempt Money Market Fund.........          1,276,664        462,227           814,437                --
ABN AMRO Treasury Money Market Fund...........          1,428,109        403,949         1,024,160                --
ABN AMRO Institutional Prime Money
Market Fund...................................          2,552,934             --         2,552,934                --

*ABN AMRO High Yield Bond Fund commenced operations on June 30, 2003.

     Under the Investment Advisory Agreements, the Investment Adviser of each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     Each Investment Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Adviser. An Investment Adviser may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Trust. Each Investment Advisory Agreement terminates automatically in the event of its assignment.

     Under each Investment Advisory Agreement, the Investment Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Investment Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's then effective Prospectuses and SAI.

     Prior to January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC") was the investment adviser to ABN AMRO Value Fund, ABN AMRO Real Estate Fund, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund, ABN AMRO Institutional Prime Money Market Fund and ABN AMRO High Yield Bond Fund. On January 1, 2006, AAAM LLC merged into AAAM Inc. As of the date of the merger, AAAM Inc. assumed AAAM LLC's responsibilities under AAAM LLC's investment advisory agreements with the Funds and related sub-advisory agreements and became the Funds' Investment Adviser. Both entities are indirect and wholly-owned subsidiaries of ABN AMRO Holding N.V. and have substantially the same directors and officers.

     Prior to February 1, 2001, Alleghany Corporation was the parent company of Alleghany Asset Management, Inc., which was the parent company of the Investment Advisers. On October 18, 2000 ABN AMRO Holding N.V. and Alleghany Corporation announced that ABN AMRO had agreed to acquire Alleghany Asset Management, Inc., the parent company to the Investment Advisers. The transaction closed on February 1, 2001. The transaction constituted an assignment of the Funds' investment advisory agreements and sub-investment advisory agreements, which were approved by the Board of Trustees on November 21, 2000. The shareholders of the Trust approved the advisory and sub-advisory agreement at a meeting of shareholders held on January 17, 2001.

THE SUB-ADVISERS

     On September 30, 2003, AAAM Inc., on behalf of ABN AMRO Mid Cap Fund, terminated the sub-investment advisory agreement with Talon Asset Management, Inc. ("Talon") and, on October 1, 2003, entered into an interim sub-investment advisory agreement with Optimum, subject to shareholder approval. On December 22, 2003, the shareholders of ABN AMRO Mid Cap Fund approved, and AAAM Inc. entered into, a sub-investment advisory agreement with Optimum. Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, Illinois 60606.

     For services provided and expenses incurred pursuant to the sub-investment advisory agreement, Optimum is entitled to receive a fee from AAAM Inc. equal to
0.30 of 1% per annum on the first $100 million of the Fund's average daily net assets; 0.25 of 1% per annum on the next $300 million of the Fund's average daily net assets; and 0.20 of 1% per annum on the Fund's average daily net assets over $400 million. The fee shall be payable monthly in arrears. For the period October 1, 2003 through October 31, 2003, and the fiscal years ended October 31, 2004 and October 31, 2005, AAAM Inc. paid Optimum the following sub-advisory fees:

                                                   2003*                    2004                    2005
                                            -----------------        -------------------     ------------------
                                            NET FEES    FEES         NET FEES      FEES     NET FEES      FEES
                  FUND                        PAID     WAIVED          PAID       WAIVED      PAID       WAIVED
                  ----                        ----     ------          ----       ------      ----       ------
ABN AMRO Mid Cap Fund.................       $44,578    $--          $799,862      $--      $1,387,970     $--

*For the period October 1, 2003 through October 31, 2003.

      Prior to October 1, 2003, Talon provided sub-investment advisory services for ABN AMRO Mid Cap Fund pursuant to a Sub-Advisory Agreement. Talon is located at One North Franklin, Chicago, Illinois 60601. For the services it provided from November 1, 2002 through September 30, 2003, Talon received a fee of $519,941 from AAAM Inc.

YEAR ENDED 10/31          FEE RECEIVED
----------------          ------------
    2003*                   519,941

--------------
*For the period November 1, 2002 through September 30, 2003.

     ABN AMRO Asset Management, on behalf of the Trust, has entered into a sub-advisory agreement with MFS on behalf of ABN AMRO Value Fund. MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

     Under the Sub-Advisory Agreement, the Sub-Adviser manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees of the Trust and the Investment Adviser. In addition, except as may otherwise be prohibited by law or regulation, the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

     For services provided and expenses incurred pursuant to its Sub-Advisory Agreement, MFS is entitled to receive a fee from the Investment Adviser equal to
0.40 of 1% per annum on the first $250 million of the Fund's average daily net assets; 0.35 of 1% per annum on the next $250 million of the Fund's average daily net assets; and 0.325 of 1% per annum on the Fund's average daily net assets over $500 million.

     For the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005 ABN AMRO Asset Management paid MFS the following sub-advisory fees:

                                                   2003                     2004                    2005
                                            -------------------      -------------------      --------------------
                                            NET FEES      FEES        NET FEES      FEES      NET FEES       FEES
                  FUND                        PAID       WAIVED         PAID       WAIVED       PAID        WAIVED
                  ----                        ----       ------         ----       ------       ----        ------
ABN AMRO Value Fund...................      $652,556      $--         $861,327      $--      $1,054,028       $--

THE ADMINISTRATOR

     As Administrator, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), formerly known as Alleghany Investment Services, 161 North Clark Street, Chicago, Illinois 60601, provides certain administrative services to the Trust pursuant to an Administration Agreement. PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and AAIFS pursuant to a Sub-Administration and Accounting Services Agreement. The Investment Advisers to each Fund may pay certain fees to service providers at their own expense.

     Under the Administration Agreement, the Administrator is responsible for:
(1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

     As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust. The Administrator also receives custody liaison fees as set forth in the table below.

ADMINISTRATION FEES

Effective April 1, 2005, the fee schedule to the Administration Agreement is as follows:

PERCENTAGE            AVERAGE DAILY NET ASSETS (AGGREGATE)
----------            ------------------------------------
 0.0490%                      Up to $7.4 billion
 0.0465%                      Over $7.4 billion

     The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

     Prior to April 1, 2005, the fee schedule for the Administration Agreement was as follows:

PERCENTAGE            AVERAGE DAILY NET ASSETS (AGGREGATE)
----------            ------------------------------------
  0.06%                         Up to $2 billion
  0.05%       At least $2 billion but not more than $12.5 billion
 0.045%                       Over $12.5 billion

CUSTODY LIAISON FEES

  FEE               AVERAGE DAILY NET ASSETS (EACH FUND)
  ---               ------------------------------------
$10,000                      Up to $100 million
$15,000     At least $100 million but not more than $500 million
$20,000                      Over $500 million

     The following are the total fees paid to the Administrator by each Fund for the three most recent fiscal years:

                                                                ADMINISTRATIVE FEES
                            FUND                                FYE OCTOBER 31, 2005
                            ----                                --------------------
ABN AMRO/River Road Dynamic Equity Income Fund*..........            $     6,582
ABN AMRO Growth Fund.....................................                718,034
ABN AMRO/Montag & Caldwell Growth Fund...................              1,536,145
ABN AMRO/TAMRO Large Cap Value Fund......................                 21,462
ABN AMRO Value Fund......................................                148,370
ABN AMRO/Veredus Select Growth Fund......................                 12,415
ABN AMRO Mid Cap Fund....................................                302,075
ABN AMRO Mid Cap Growth Fund**...........................                    N/A
ABN AMRO/River Road Small Cap Value Fund*................                  6,567
ABN AMRO/TAMRO Small Cap Fund............................                 92,365
ABN AMRO/Veredus Aggressive Growth Fund..................                370,586
ABN AMRO Real Estate Fund................................                 52,403
ABN AMRO/Veredus SciTech Fund............................                 12,477
ABN AMRO Balanced Fund...................................                133,459
ABN AMRO/Montag & Caldwell Balanced Fund.................                 75,868
ABN AMRO Bond Fund.......................................                159,369
ABN AMRO Investment Grade Bond Fund......................                 40,075
ABN AMRO High Yield Bond Fund............................                 35,585
ABN AMRO Municipal Bond Fund.............................                 49,873
ABN AMRO/Investor Money Market Fund......................                 89,871
ABN AMRO Government Money Market Fund....................                240,366
ABN AMRO Money Market Fund...............................                 87,230
ABN AMRO Tax-Exempt Money Market Fund....................                156,871
ABN AMRO Treasury Money Market Fund......................                142,927
ABN AMRO Institutional Prime Money Market Fund...........              1,234,428

--------------------
*ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund commenced operations on June 28, 2005.

**ABN AMRO Mid Cap Growth Fund commenced operations on December 29, 2005.

                                                                ADMINISTRATIVE FEES
                            FUND                                FYE OCTOBER 31, 2004
                            ----                                --------------------
ABN AMRO Growth Fund.....................................          $     661,294
ABN AMRO/Montag & Caldwell Growth Fund...................              1,722,656
ABN AMRO/TAMRO Large Cap Value Fund......................                  8,848
ABN AMRO Value Fund......................................                116,694
ABN AMRO/Veredus Select Growth Fund......................                  2,950
ABN AMRO Mid Cap Fund....................................                157,835
ABN AMRO/TAMRO Small Cap Fund............................                 46,304
ABN AMRO/Veredus Aggressive Growth Fund..................                314,858
ABN AMRO Real Estate Fund................................                 32,147
ABN AMRO/Veredus SciTech Fund............................                  5,880
ABN AMRO Balanced Fund...................................                164,323
ABN AMRO/Montag & Caldwell Balanced Fund.................                125,632
ABN AMRO Bond Fund.......................................                246,830
ABN AMRO Investment Grade Bond Fund......................                 35,055
ABN AMRO High Yield Bond Fund............................                 25,877
ABN AMRO Municipal Bond Fund.............................                 36,238
ABN AMRO Investor Money Market Fund......................                122,001
ABN AMRO Government Money Market Fund....................                260,902
ABN AMRO Money Market Fund...............................                 74,520
ABN AMRO Tax-Exempt Money Market Fund....................                164,009
ABN AMRO Treasury Money Market Fund......................                193,891
ABN AMRO Institutional Prime Money Market Fund...........              1,154,341

                                                                ADMINISTRATIVE FEES
                            FUND                                FYE OCTOBER 31, 2003
                            ----                                --------------------
ABN AMRO Growth Fund.....................................          $     488,522
ABN AMRO/Montag & Caldwell Growth Fund...................              1,335,974
ABN AMRO/TAMRO Large Cap Value Fund......................                  7,306
ABN AMRO Value Fund......................................                 90,080
ABN AMRO/Veredus Select Growth Fund......................                  2,330
ABN AMRO Mid Cap Fund....................................                 62,974
ABN AMRO/TAMRO Small Cap Fund............................                 27,743
ABN AMRO/Veredus Aggressive Growth Fund..................                205,534
ABN AMRO Real Estate Fund................................                 18,449
ABN AMRO/Veredus SciTech Fund............................                  2,982
ABN AMRO Balanced Fund...................................                172,417
ABN AMRO/Montag & Caldwell Balanced Fund.................                123,026
ABN AMRO Bond Fund.......................................                305,728
ABN AMRO Investment Grade Bond Fund......................                 36,329
ABN AMRO High Yield Bond Fund*...........................                  7,611
ABN AMRO Municipal Bond Fund.............................                 33,455
ABN AMRO Investor Money Market Fund......................                177,847
ABN AMRO Government Money Market Fund....................                245,017
ABN AMRO Money Market Fund...............................                 76,659
ABN AMRO Tax-Exempt Money Market Fund....................                191,777
ABN AMRO Treasury Money Market Fund......................                213,308
ABN AMRO Institutional Prime Money Market Fund...........              1,331,676

--------------------
*ABN AMRO High Yield Bond Fund commenced operations on June 30, 2003.

THE SUB-ADMINISTRATOR

     PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and AAIFS pursuant to a Sub-Administration and Accounting Services Agreement. On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding shares of First Data Investor Services Group, Inc., the Funds' sub-administrator and transfer agent. As a result, First Data Investor Services Group, Inc. changed its name to PFPC Inc. and continues to be located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     As Sub-Administrator, PFPC provides the Trust with sub-administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Sub-Administrative and Accounting Services Agreement with the Administrator.

     As compensation for services performed under the Sub-Administration Agreement, the Sub-Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

SUB-ADMINISTRATION FEES

     Effective April 1, 2005, the fee schedule to the Sub-Administration Agreement is as follows:

PERCENTAGE                 AVERAGE DAILY NET ASSETS (AGGREGATE)
----------                 ------------------------------------
 0.0255%                            Up to $7.4 billion
 0.0230%                            Over $7.4 billion

     The Sub-Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

     Prior to April 1, 2005, the fee schedule to the Sub-Administration Agreement was as follows:

PERCENTAGE                 AVERAGE DAILY NET ASSETS (AGGREGATE)
----------                 ------------------------------------
 0.045%                              Up to $2 billion
 0.040%              At least $2 billion but not more than $3 billion
 0.030%              At least $3 billion but not more than $8 billion
 0.025%             At least $8 billion but not more than $12 billion
 0.020%                              Over $12 billion

     The Sub-Administrator also receives custody liaison fees in the amount of $10,000 per Fund per year.

THE DISTRIBUTOR

     ABN AMRO Distribution Services (USA) Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated September 27, 2001 under which the Distributor sell shares of each Fund on a continuous basis. Prior to this, Provident Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, served as the Trust's principal underwriter and distributor of the Funds' shares. The Distributor is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). Effective January 2, 2001,

PFPC Distributors, an affiliate of the Sub-Administrator and Transfer Agent, acquired Provident Distributors, Inc. and continues to be located at the above address.

     The Distribution Agreement shall continue for an initial one-year term and thereafter shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

THE DISTRIBUTION PLAN

     The Board of Trustees of the Trust has adopted Plans of Distribution (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which permit the Class N, Class R and Class S shares of each Fund, as applicable, with the exception of ABN AMRO Investor Money Market Fund, to pay certain expenses associated with the distribution of its shares. Under the Plans, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets for Class N and S shares and 0.50% of a Fund's average daily net assets for Class R shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Plans for Class N and Class S shares are characterized as reimbursement plans and are directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.

     Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plans may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plans may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund's (or class's) shareholders. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

     To the Trust's knowledge, no interested person of the Trust, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan.

     Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 2005, are set forth below.

                                                                          12b-1 PLAN EXPENSES
                                                      -------------------------------------------------------------
                                                                  DISTRIBUTION   COMPENSATION TO    COMPENSATION TO
               FUND - CLASS N SHARES                  PRINTING     SERVICES      BROKER DEALERS     SALES PERSONNEL
               ---------------------                  --------     --------      --------------     ---------------
ABN AMRO/River Road Dynamic Equity Income Fund*..      $     0    $      28      $         505      $          53
ABN AMRO Growth Fund.............................       18,259       57,290          1,843,124            333,086
ABN AMRO/Montag & Caldwell Growth Fund...........       19,651       58,940          1,908,407            371,415
ABN AMRO/TAMRO Large Cap Value Fund..............          435        2,259             24,263             13,750
ABN AMRO Value Fund..............................        4,901       15,113            497,339             39,838
ABN AMRO/Veredus Select Growth Fund..............           71          243              4,649              1,810
ABN AMRO Mid Cap Growth Fund**...................          N/A          N/A                N/A                N/A
ABN AMRO/River Road Small Cap Value Fund*........            0           30                505                 58
ABN AMRO Mid Cap Fund............................        9,649       25,749            868,134            248,939
ABN AMRO/TAMRO Small Cap Fund....................            5        6,301            257,755             80,735
ABN AMRO/Veredus Aggressive Growth Fund..........       10,711       31,747          1,016,612            239,321
ABN AMRO Real Estate Fund........................        1,493        4,699            136,822             20,510
ABN AMRO/Veredus SciTech Fund....................           92          375              8,652              1,977
ABN AMRO Balanced Fund...........................        4,084       13,517            401,944             54,505
ABN AMRO/Montag & Caldwell Balanced Fund.........        1,584        5,518            127,281             19,678
ABN AMRO Bond Fund...............................        2,911        8,920            277,791             51,430
ABN AMRO Investment Grade Bond Fund..............           50          145              2,744              1,085
ABN AMRO High Yield Bond Fund....................          212          763              1,464              1,863

--------------------

*ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund commenced operations on June 28, 2005.

**ABN Mid Cap Growth Fund commenced operations on December 29, 2005.

                                                                                      SERVICE
               FUND - CLASS N SHARES                               MARKETING          PROVIDERS         TOTAL
               ---------------------                               ---------          ---------         -----
ABN AMRO/River Road Dynamic Equity Income Fund*..                 $     435           $      0        $    1,021
ABN AMRO Growth Fund.............................                   198,398              6,558         2,456,715
ABN AMRO/Montag & Caldwell Growth Fund...........                   188,911              4,252         2,551,576
ABN AMRO/TAMRO Large Cap Value Fund..............                     9,831                571            51,109
ABN AMRO Value Fund..............................                    51,627                157           608,975
ABN AMRO/Veredus Select Growth Fund..............                     6,786                  0            13,559
ABN AMRO Mid Cap Growth Fund**...................                       N/A                N/A               N/A
ABN AMRO/River Road Small Cap Value Fund*........                       445                  0             1,038
ABN AMRO Mid Cap Fund............................                   126,087              3,468         1,282,026
ABN AMRO/TAMRO Small Cap Fund....................                    27,190              1,586           373,572
ABN AMRO/Veredus Aggressive Growth Fund..........                   111,043              8,164         1,417,598
ABN AMRO Real Estate Fund........................                    30,835                  0           194,359
ABN AMRO/Veredus SciTech Fund....................                     2,615                  0            13,711
ABN AMRO Balanced Fund...........................                    53,891             10,003           537,944
ABN AMRO/Montag & Caldwell Balanced Fund.........                    25,132              3,117           182,310
ABN AMRO Bond Fund...............................                    39,447              2,124           382,623
ABN AMRO Investment Grade Bond Fund..............                     2,100                  0             6,124
ABN AMRO High Yield Bond Fund....................                     9,948                  0            14,250

*ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund commenced operations on June 28, 2005.

**ABN Mid Cap Growth Fund commenced operations on December 29, 2005.

                                                                          12b-1 PLAN EXPENSES
                                                      ------------------------------------------------------------
                                                                  DISTRIBUTION   COMPENSATION TO  COMPENSATION TO
               FUND - CLASS R SHARES                  PRINTING     SERVICES      BROKER DEALERS    SALES PERSONNEL
               ---------------------                  --------     --------      --------------    ---------------
ABN AMRO Growth Fund.............................      $  146      $   43         $    2,204        $   671
ABN AMRO/Montag & Caldwell Growth Fund...........         159          36              1,349            435

                                                                                  SERVICE
               FUND - CLASS R SHARES                        MARKETING             PROVIDERS            TOTAL
               ---------------------                        ---------             ---------            -----
ABN AMRO Growth Fund.............................           $  1,187              $  0                $  4,251
ABN AMRO/Montag & Caldwell Growth Fund...........              1,057                 0                   3,036

                                                                          12b-1 PLAN EXPENSES
                                                      -----------------------------------------------------------
                                                                  DISTRIBUTION   COMPENSATION TO  COMPENSATION TO
               FUND - CLASS S SHARES                  PRINTING     SERVICES      BROKER DEALERS    SALES PERSONNEL
               ---------------------                  --------     --------      --------------    ---------------
ABN AMRO Government Money Market Fund............      $   690     $    943       $   81,661         $        98
ABN AMRO Money Market Fund.......................        3,036        4,083          359,676                  48
ABN AMRO Tax-Exempt Money Market Fund............          835          941           54,814                   0
ABN AMRO Treasury Money Market Fund..............          124          215           14,715                 104

                                                                                     SERVICE
               FUND - CLASS S SHARES                           MARKETING             PROVIDERS       TOTAL
               ---------------------                           ---------             ---------       -----
ABN AMRO Government Money Market Fund............             $   2,424                 $0            $ 85,816
ABN AMRO Money Market Fund.......................                 4,018                  0             370,861
ABN AMRO Tax-Exempt Money Market Fund............                 2,777                  0              59,367
ABN AMRO Treasury Money Market Fund..............                 2,105                  0              17,263

SHAREHOLDER SERVICING PLAN

     The Trust has adopted a shareholder servicing plan for the Class S and Class YS Shares of each Fund, as applicable (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Trust pays a fee of up to 0.25% of the average daily net assets of the Class S and Class YS Shares of the Funds. This fee is paid to the Distributor to perform, or to compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. The Distributor may voluntarily waive all or a portion of its shareholder servicing fee, and may discontinue its waiver at any time.

     The Funds paid shareholder servicing fees in the following amounts for the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005.

FISCAL YEAR ENDING OCTOBER 31, 2005

             FUND                                             NET FEES
             ----                                             --------
ABN AMRO Government Money Market Fund                        $  24,010
ABN AMRO Money Market Fund                                     163,197
ABN AMRO Tax-Exempt Money Market Fund                               --
ABN AMRO Treasury Money Market Fund                                 --
ABN AMRO Institutional Prime Money Market Fund                 109,064

FISCAL YEAR ENDING OCTOBER 31, 2004

               FUND                                           NET FEES
               ----                                           --------
ABN AMRO Government Money Market Fund                       $   32,362
ABN AMRO Money Market Fund                                     152,600
ABN AMRO Tax-Exempt Money Market Fund                               --
ABN AMRO Treasury Money Market Fund                                 --
ABN AMRO Institutional Prime Money Market Fund                 126,356

FISCAL YEAR ENDING OCTOBER 31, 2003

              FUND                                            NET FEES
              ----                                            --------
ABN AMRO Government Money Market Fund                       $   29,110
ABN AMRO Money Market Fund                                     123,662
ABN AMRO Tax-Exempt Money Market Fund                               --
ABN AMRO Treasury Money Market Fund                                 --
ABN AMRO Institutional Prime Money Market Fund                 198,487

     It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers. The Funds may pay third-party service providers up to 0.15% for certain "transfer agency" services they provide. A Fund may also pay $20 fee per account for underlying omnibus accounts when such Fund pays no other fee to the third-party service provider.

REDEMPTION FEES

     The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with a Fund impose any applicable redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers' accounts.

     In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into a Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system's withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

     In addition to the circumstances noted in the preceding paragraph, the Funds' administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund and in accordance with the Funds' policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.

CUSTODIAN

     PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of each Fund. Prior to May 5, 2003, Deutsche Bank Trust Company Americas, 130 Liberty Street, New York, New York 10006 served as Custodian of the Trust's assets, pursuant to a Custodian Agreement, for the following Funds: ABN AMRO/Montag & Caldwell Growth Fund, ABN AMRO Growth Fund, ABN AMRO/TAMRO Large Cap Value Fund, ABN AMRO Mid Cap Fund, ABN AMRO/Veredus Aggressive Growth Fund, ABN AMRO/Veredus Select Growth Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO/Veredus SciTech Fund, ABN AMRO/Montag & Caldwell Balanced Fund, ABN AMRO Balanced Fund, ABN AMRO Bond Fund, ABN AMRO Municipal Bond Fund, ABN AMRO Investor Money Market Fund, and ABN AMRO Investment Grade Bond Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as Transfer Agent and Dividend Paying Agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Vedder, Price, Kaufman & Kammholz, P.C., with offices at 222 North LaSalle Street, Chicago, Illinois 60606, serves as counsel to the Trust.

     Mayer, Brown, Rowe & Maw LLP, with offices at 71 South Wacker Drive, Chicago, Illinois, 60606, serves as counsel to the Independent Trustees.

     Ernst & Young LLP, with offices at 233 South Wacker Drive, Chicago, Illinois 60606, is the Trust's independent registered public accounting firm.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Investment Advisers or Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Investment Advisers or Sub-Advisers will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

     The Investment Advisers or Sub-Advisers attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if the Investment Adviser or Sub-Adviser, as appropriate, determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

     It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Funds to their customers. However, the Investment Adviser or Sub-Adviser, as appropriate, does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considering as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     The Investment Advisers or Sub-Advisers effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Investment Advisers or Sub-Advisers, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. The Investment Advisers or Sub-Advisers will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Investment Advisers or Sub-Advisers, however, the results of such procedures will generally be in the best interest of each of the clients.

     Amounts spent on behalf of each Fund for brokerage commissions during each of the last three fiscal years are set forth below. For the fiscal year ended October 31, 2005, the Funds listed below paid the following brokerage fees:


                                                                     BROKERAGE COMMISSIONS
                          FUND                                       FYE OCTOBER 31, 2005
                          ----                                       --------------------
ABN AMRO/River Road Dynamic Equity Income Fund*...........             $       11,762
ABN AMRO Growth Fund......................................                  1,250,008
ABN AMRO/Montag & Caldwell Growth Fund....................                  2,999,698
ABN AMRO/TAMRO Large Cap Value Fund.......................                     21,068
ABN AMRO Value Fund.......................................                    123,874
ABN AMRO/Veredus Select Growth Fund.......................                     30,480
ABN AMRO Mid Cap Fund.....................................                    798,353
ABN AMRO Mid Cap Growth Fund**............................                        N/A
ABN AMRO/River Road Small Cap Value Fund*.................                     22,399
ABN AMRO/TAMRO Small Cap Fund.............................                    416,755
ABN AMRO/Veredus Aggressive Growth Fund...................                  3,453,143
ABN AMRO Real Estate Fund.................................                    100,377
ABN AMRO/Veredus SciTech Fund.............................                     48,133
ABN AMRO Balanced Fund....................................                    124,543
ABN AMRO/Montag & Caldwell Balanced Fund..................                    111,926
ABN AMRO Bond Fund........................................                        N/A
ABN AMRO Mid Cap Fund.....................................                    798,353
ABN AMRO High Yield Bond Fund.............................                        N/A
ABN AMRO Municipal Bond Fund..............................                        N/A
ABN AMRO Investor Money Market Fund.......................                        N/A
ABN AMRO Government Money Market Fund.....................                        N/A
ABN AMRO Money Market Fund................................                        N/A
ABN AMRO Tax-Exempt Money Market Fund.....................                        N/A
ABN AMRO Treasury Money Market Fund.......................                        N/A
ABN AMRO Institutional Prime Money Market Fund............                        N/A

--------------------
*ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund commenced operations on June 28, 2005.

**ABN AMRO Mid Cap Growth Fund commenced operations December 29, 2005.

                                                              BROKERAGE COMMISSIONS
                     FUND                                      FYE OCTOBER 31, 2004
                     ----                                      --------------------
ABN AMRO Growth Fund....................................          $    912,942
ABN AMRO/Montag & Caldwell Growth Fund..................             3,447,513
ABN AMRO/TAMRO Large Cap Value Fund.....................                21,873
ABN AMRO Value Fund.....................................               214,700
ABN AMRO/Veredus Select Growth Fund.....................                20,456
ABN AMRO Mid Cap Fund...................................               587,854
ABN AMRO/TAMRO Small Cap Fund...........................               502,099
ABN AMRO/Veredus Aggressive Growth Fund.................             3,480,543
ABN AMRO Real Estate Fund...............................                52,425
ABN AMRO/Veredus SciTech Fund...........................                99,586
ABN AMRO Balanced Fund..................................               195,690
ABN AMRO/Montag & Caldwell Balanced Fund................               165,959
ABN AMRO Bond Fund......................................                   N/A
ABN AMRO Investment Grade Bond Fund.....................                   N/A
ABN AMRO High Yield Bond Fund...........................                   N/A
ABN AMRO Municipal Bond Fund............................                   N/A
ABN AMRO Investor Money Market Fund.....................                   N/A
ABN AMRO Government Money Market Fund...................                   N/A
ABN AMRO Money Market Fund..............................                   N/A
ABN AMRO Tax-Exempt Money Market Fund...................                   N/A
ABN AMRO Treasury Money Market Fund.....................                   N/A
ABN AMRO Institutional Prime Money Market Fund..........                   N/A

                                                              BROKERAGE COMMISSIONS
                       FUND                                   FYE OCTOBER 31, 2003
                       ----                                   --------------------
ABN AMRO Growth Fund....................................          $    638,588
ABN AMRO/Montag & Caldwell Growth Fund..................             3,132,957
ABN AMRO/TAMRO Large Cap Value Fund.....................                40,078
ABN AMRO Value Fund.....................................               315,890
ABN AMRO/Veredus Select Growth Fund.....................                29,936
ABN AMRO Mid Cap Fund...................................               483,617
ABN AMRO/TAMRO Small Cap Fund...........................               399,421
ABN AMRO/Veredus Aggressive Growth Fund.................             3,257,830
ABN AMRO Real Estate Fund...............................                41,770
ABN AMRO/Veredus SciTech Fund...........................                61,924
ABN AMRO Balanced Fund..................................                74,884
ABN AMRO/Montag & Caldwell Balanced Fund................               155,734
ABN AMRO Bond Fund......................................                   N/A
ABN AMRO Investment Grade Bond Fund.....................                   N/A
ABN AMRO High Yield Bond Fund*..........................                   N/A
ABN AMRO Municipal Bond Fund............................                   N/A
ABN AMRO Investor Money Market Fund.....................                   N/A
ABN AMRO Government Money Market Fund...................                   N/A
ABN AMRO Money Market Fund..............................                   N/A
ABN AMRO Tax-Exempt Money Market Fund...................                   N/A
ABN AMRO Treasury Money Market Fund.....................                   N/A
ABN AMRO Institutional Prime Money Market Fund..........                   N/A

--------------------
*ABN AMRO High Yield Bond Fund commenced operations June 30, 2003.

     The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Funds' Investment Adviser are brokers in the ABN AMRO International brokerage network. There were no brokerage commissions paid by the Funds to any affiliates of the Funds or the Adviser during the three most recent fiscal years.

     As of October 31, 2005, the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the Investment Company Act of 1940, with the following market values:

                  FUND                                       BROKER DEALER                      MARKET VALUE
                  ----                                       -------------                      ------------
River Road Dynamic Equity Income Fund                   Bank of America                         $     96,228
                                                        Barclays                                      55,468

TAMRO Large Cap Value Fund                              Citigroup                                    448,873
                                                        Goldman Sachs Group                          744,319
                                                        JPMorgan Chase                               434,020
                                                        Prudential Financial                         460,760

Value Fund                                              Bank of America                           11,794,579
                                                        Citigroup                                 10,230,457
                                                        Goldman Sachs Group                        9,183,308
                                                        Lehman Brothers Holdings                   1,973,358
                                                        Merrill Lynch                              1,601,668
                                                        UBS AG                                     2,459,586


Veredus Select Growth Fund                              Bear Stearns                                 402,040

Balanced Fund                                           Goldman Sachs Group                          197,048
                                                        Bear Stearns Asset Backed
                                                            Securities                               585,094
                                                        Chase Mortgage Finance                       583,045
                                                        CS First Boston Mortgage
                                                            Securities                               195,340
                                                        JP Morgan Mortgage Trust                     703,620


Montag & Caldwell Balanced Fund                         Goldman Sachs Group                          983,449

Bond Fund                                               Morgan Stanley                             1,639,478
                                                        Bear Stearns Asset Backed
                                                            Securities                             2,001,023
                                                        Chase Mortgage Finance                     4,749,747
                                                        CS First Boston Mortgage
                                                            Securities                             1,365,098
                                                        JP Morgan Mortgage Trust                   2,178,951


Investment Grade Bond Fund                              Credit Suisse First Boston
                                                            USA                                      228,074
                                                        JP Morgan Chase                              302,256
                                                        Merrill Lynch                                400,216
                                                        Morgan Stanley                               368,528
                                                        Bear Stearns Asset Backed
                                                            Securities                               432,970
                                                        Chase Mortgage Finance                       476,153

Investor Money Market Fund                              UBS Finance                                1,988,808
                                                        Goldman Sachs Group                        2,497,789
                                                        JP Morgan Chase                            4,500,000
                                                        Merrill Lynch                              2,999,343
                                                        Credit Suisse First Boston                 2,000,000

                                                        Barclays Bank                             25,000,000
                                                        Deutsche Bank                             25,700,000


Government Money Market Fund                            Barclays Bank                             65,000,000
                                                        Deutsche Bank                             82,700,000
                                                        Goldman Sachs                             50,000,000

Money Market Fund                                       UBS Finance                                1,993,600
                                                        JP Morgan Chase                            7,000,000
                                                        Credit Suisse First Boston                 3,000,000
                                                        Deutsche Bank                             34,900,010


Treasury Money Market Fund                              Deutsche Bank                             36,000,000
                                                        JPMorgan Chase                            30,000,000
                                                        Merrill Lynch                             20,000,000

Institutional Prime Money Market Fund                   Barclays US Funding                       54,559,562
                                                        UBS Finance                               36,133,756
                                                        Morgan Stanley                            39,935,333
                                                        Barclays Bank                             24,998,637
                                                        Credit Suisse First Boston               100,045,983
                                                        Deutsche Bank                             50,000,175
                                                        Bank of America                           25,000,000
                                                        Citigroup                                 45,000,000
                                                        Goldman Sachs                             90,000,000
                                                        Lehman Brothers                          100,000,000


     The Advisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds for various services ("Intermediaries") out of their own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments are in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing, if any. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and for sales of shares ("Additional Payments"). These Additional Payments made by the Advisers or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend a fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each Fund within the ABN AMRO family of funds. In certain cases, the revenue sharing differs by Fund within the same intermediary. For several Funds, revenue sharing differs for the same Fund across certain intermediaries.

     A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the placing of certain Funds on a preferred or recommended fund list, access to an Intermediary's personnel, and other factors. In addition to such payments, the Advisers or their affiliates may offer other incentives, such as sponsorship of educational or client seminars.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for ABN AMRO/Veredus Aggressive Growth Fund, ABN AMRO/Veredus Select Growth Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO/River Road Small Cap Value Fund and ABN AMRO/Veredus SciTech Fund, in which it is not expected to exceed 300%. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxable as long-term capital gain. Net short-term capital gains of a fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable as ordinary income.

     The portfolio turnover rate for each Fund for its most recent fiscal period may be found under "FINANCIAL HIGHLIGHTS" in each Fund's Prospectus.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     Each Fund's portfolio holdings as of the end of each calendar month are generally posted on the Funds' Web site, www.abnamrofunds.com, on or about the twentieth day after the month-end. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.

     The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Funds' Custodian, pricing services, fund accountants, Investment Advisers, Sub-Advisers, Administrator, Sub-Administrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site. A list of the third parties (other than service providers) that receive the

Funds' portfolio holdings information prior to its public disclosure as well as the frequency and the lag time between the date of the information and the date it is disclosed to them is provided below:

                  NAME                      FREQUENCY                            FUNDS                             LAG TIME
                  ----                      ---------                            -----                             --------
WEEKLY SURVEYS:
iMoneyNet                                     Weekly                      Money Market Funds                         None
Standard & Poor's                             Weekly                      Money Market Funds                         None
TRACKING SERVICE
VESTEK                                       Monthly                     ABN AMRO Growth Fund                        None
                                                                ABN AMRO/Montag & Caldwell Growth Fund
                                                                         ABN AMRO Mid Cap Fund
                                                                     ABN AMRO/TAMRO Small Cap Fund
                                                                ABN AMRO/Veredus Aggressive Growth Fund
                                                                        ABN AMRO Balanced Fund
                                                               ABN AMRO/Montag & Caldwell Balanced Fund
                                                                          ABN AMRO Bond Fund
                                                                     ABN AMRO Municipal Bond Fund

     Disclosure of the Funds' portfolio holdings information as an exception to the Trust's policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

     Each Fund discloses its portfolio holdings to the extent required by law.

                              DESCRIPTION OF SHARES

    The table below summarizes the class(es) of shares that each Fund offers.

                            FUND                              CLASS N   CLASS I   CLASS R   CLASS S   CLASS Y   CLASS YS
                            ----                              -------   -------   -------   -------   -------   --------
ABN AMRO/River Road Dynamic Equity Income Fund..............    -
ABN AMRO Growth Fund........................................    -         -         -
ABN AMRO/Montag & Caldwell Growth Fund......................    -                   -
Montag & Caldwell Growth Fund...............................              -
ABN AMRO/TAMRO Large Cap Value Fund.........................    -
ABN AMRO Value Fund.........................................    -         -
ABN AMRO/Veredus Select Growth Fund.........................    -
ABN AMRO Mid Cap Growth Fund................................    -
ABN AMRO/River Road Small Cap Value Fund....................    -
ABN AMRO Mid Cap Fund.......................................    -         -
ABN AMRO/TAMRO Small Cap Fund...............................    -         -
ABN AMRO/Veredus Aggressive Growth Fund.....................    -         -
ABN AMRO Real Estate Fund...................................    -         -
ABN AMRO/Veredus SciTech Fund...............................    -
ABN AMRO Balanced Fund (1)..................................    -         -
ABN AMRO/Montag & Caldwell Balanced Fund....................    -
Montag & Caldwell Balanced Fund.............................              -
ABN AMRO Bond Fund..........................................    -         -
ABN AMRO High Yield Bond Fund...............................    -         -
ABN AMRO Investment Grade Bond Fund.........................    -         -
ABN AMRO Municipal Bond Fund................................    -
ABN AMRO Investor Money Market Fund.........................    -
ABN AMRO Government Money Market Fund.......................              -                   -
ABN AMRO Money Market Fund..................................              -                   -
ABN AMRO Tax-Exempt Money Market Fund.......................              -                   -
ABN AMRO Treasury Money Market Fund.........................              -                   -
ABN AMRO Institutional Prime Money Market Fund..............                                            -          -

--------------------
(1) As of September 27, 2001, sales of shares of ABN AMRO Balanced Fund (Class I Shares) have been postponed and will not be available until further notice.

     Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there are six classes of shares issued by the Funds of the Trust. Class N, I, R, S, Y and YS shares will not be subject to an initial sales charge or a contingent deferred sales charge. Class S and YS shares will be subject to a shareholder service fee with a maximum annual fee of 0.25% of average daily net assets. Class N and S shares will have a Rule 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Class R shares will be subject to a Rule 12b-1 fee with a maximum annual fee of 0.50% of average daily net assets. Since each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I, Class Y and Class YS shares have no rights with respect to a Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I, Class R, Class Y and Class YS shares is available by calling 800 992-8151.

MINIMUM INITIAL INVESTMENTS

                                                                         MINIMUM INITIAL
                           CLASS N SHARES                                   INVESTMENT
                           --------------                                   ----------
ABN AMRO/River Road Dynamic Equity Income Fund...................             $2,500
ABN AMRO Growth Fund.............................................             $2,500
ABN AMRO /Montag & Caldwell Growth Fund..........................             $2,500
ABN AMRO/TAMRO Large Cap Value Fund..............................             $2,500
ABN AMRO Value Fund..............................................             $2,500
ABN AMRO/Veredus Select Growth Fund..............................             $2,500
ABN AMRO Mid Cap Growth Fund.....................................             $2,500
ABN AMRO/River Road Small Cap Value Fund.........................             $2,500
ABN AMRO Mid Cap Fund............................................             $2,500
ABN AMRO/TAMRO Small Cap Fund....................................             $2,500
ABN AMRO/Veredus Aggressive Growth Fund..........................             $2,500
ABN AMRO Real Estate Fund........................................             $2,500
ABN AMRO/Veredus SciTech Fund....................................             $2,500
ABN AMRO Balanced Fund...........................................             $2,500
ABN AMRO/Montag & Caldwell Balanced Fund.........................             $2,500
ABN AMRO Bond Fund...............................................             $2,500
ABN AMRO High Yield Bond Fund....................................             $2,500
ABN AMRO Investment Grade Bond Fund..............................             $2,500
ABN AMRO Municipal Bond Fund.....................................             $2,500
ABN AMRO Investor Money Market Fund..............................             $2,500

                                                                         MINIMUM INITIAL
                           CLASS I SHARES                                   INVESTMENT
                           --------------                                   ----------
ABN AMRO Growth Fund.............................................           $5 million
Montag & Caldwell Growth Fund....................................           $5 million
ABN AMRO Value Fund..............................................           $2 million
ABN AMRO Mid Cap Fund............................................           $2 million
ABN AMRO/TAMRO Small Cap Fund....................................           $2 million
ABN AMRO/Veredus Aggressive Growth Fund..........................           $2 million
ABN AMRO Real Estate Fund........................................           $2 million
ABN AMRO Balanced Fund...........................................           $5 million
Montag & Caldwell Balanced Fund..................................           $1 million
ABN AMRO Bond Fund...............................................           $2 million
ABN AMRO High Yield Bond Fund....................................           $1 million
ABN AMRO Investment Grade Bond Fund..............................           $1 million
ABN AMRO Treasury Money Market Fund..............................           $1 million
ABN AMRO Government Money Market Fund............................           $1 million
ABN AMRO Tax-Exempt Money Market Fund............................           $1 million
ABN AMRO Money Market Fund.......................................           $1 million

                                                                         MINIMUM INITIAL
                           CLASS S SHARES                                   INVESTMENT
                           --------------                                   ----------
ABN AMRO Government Money Market Fund............................             $2,500
ABN AMRO Money Market Fund.......................................             $2,500
ABN AMRO Tax-Exempt Money Market Fund............................             $2,500
ABN AMRO Treasury Money Market Fund..............................             $2,500

                                                                         MINIMUM INITIAL
                           CLASS R SHARES                                   INVESTMENT
                           --------------                                   ----------
ABN AMRO Growth Fund.............................................             $2,500
ABN AMRO/Montag & Caldwell Growth Fund...........................             $2,500

                                                                         MINIMUM INITIAL
                           CLASS Y SHARES                                   INVESTMENT
                           --------------                                   ----------
ABN AMRO Institutional Prime Money Market Fund...................            $5 million

                                                                         MINIMUM INITIAL
                          CLASS YS SHARES                                   INVESTMENT
                          ---------------                                   ----------
ABN AMRO Institutional Prime Money Market Fund...................            $5 million

     For Class N, Class S, and Class R shares, there is a $50 minimum subsequent investment. There is no minimum subsequent investment for Class I, Class Y and Class YS shares. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Advisers, Administrators and their affiliates. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums. Class I Shares are intended for accounts with balances over the minimum initial investment. The Funds reserve the right to transfer your accounts to a different class if their balance (or aggregation of balances) consistently falls below the minimum initial investment.

ANTI-MONEY LAUNDERING LAWS

     The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

     Federal law requires ABN AMRO Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with ABN AMRO Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifiying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS

     Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N, Class R and Class S shares have exclusive voting rights with respect to the distribution plans. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

SHAREHOLDER MEETINGS

     The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Board of Trustees has undertaken to the SEC, however, that it will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Funds. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

     Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

EXPENSES

     Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each Fund on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds' Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares.

     Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.

     Notwithstanding the foregoing, the Investment Advisers or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                                 NET ASSET VALUE

     The net asset value per share of each Fund (other than ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund and ABN AMRO Institutional Prime Money Market Fund (collectively, the "Money Market Funds")) is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The Money Market Funds calculate net asset value as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. In addition, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund and ABN AMRO Institutional Prime Money Market Fund also calculate net asset value each business day at 10:00 a.m., 12:00 p.m. and 2:00 p.m. Eastern time. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Money Market Funds also observe the following holidays: Columbus Day and Veteran's Day.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

     Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

     The securities held in the portfolio of the Money Market Funds, and the debt securities with maturities of sixty days or less held by the other Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     A Money Market Fund's use of amortized cost and the maintenance of such Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Board of Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds' amortized cost price per share at such intervals as the Board of Trustees deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board of Trustees is required to consider promptly what action, if any, should be initiated, and, if the Board of Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board of Trustees is required to take such corrective action as it deems appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Board of Trustees has the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each Fund must annually distribute at least 90% of its investment company taxable income.

     Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers and Sub-Advisers in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Funds may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

                               REDEMPTIONS-IN-KIND

     Larger redemptions may be detrimental to a Fund's existing shareholders. While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. This is called a "redemption-in-kind." A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold.

                                    DIVIDENDS

      Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the exdividend date (the "ex-dividend date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.

      Dividends paid by Funds with more than one class of shares are calculated in the same manner and at the same time for each class. Each class of shares of a Fund share proportionately in the investment income and general expenses of the Fund, except that per share dividends for each class will differ as a result of class-specific expenses.

                              FEDERAL INCOME TAXES

      Each Fund intends to qualify or to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

      In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or securities of one or more qualified publicly traded limited partnerships.

      ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO Real Estate Fund may invest to a limited degree in MLPs. Effective for tax years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of the RIC's total assets may be invested in securities of qualified publicly traded partnerships for the purpose of the RIC rules. For federal income tax purposes, a Fund will be taxable on its allocable share of an MLP's income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distributions requirements imposed upon RICs and to avoid federal income and excise taxes. Distributions from an MLP to a Fund will constitute a return of capital to the extent of the Fund's basis in the MLP. If a Fund's basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes.

      ABN AMRO/River Road Dynamic Equity Income Fund may invest to a limited degree in royalty and income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Fund intends to invest only in royalty and income trusts treated as a corporation for U.S. income tax purposes.



      To the extent that a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions are declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

      When a Fund writes a call or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

      In writing a call option, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

      The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for federal income tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      A Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

      Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income. Distributions of "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum rate of 15%, without regard to how long a shareholder has held shares of a Fund. The 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2008 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a Fund are not eligible for the dividends received deduction when distributed to the Fund's shareholders.

      To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund's shareholder to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for fewer than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception market in the United States) or (b) treated as a passive foreign investment company.

      The Funds will notify its shareholders each year of the amount and type of dividends and distributions.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")

      If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

      Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. These same holding period rules generally apply at the Fund level; thus a Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

TAX-EXEMPT FUND

      ABN AMRO Tax-Exempt Money Market Fund (the "Tax-Exempt Fund") intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Fund's net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund. As discussed below, receipt of certain exempt interest dividends may have alternative minimum tax consequences.

      Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Fund is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Fund. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of dividends received from the Tax-Exempt Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a foreign corporate shareholder's federal "branch profits" tax liability, and an S corporation shareholder's federal excess "passive investment income."

      Shareholders of the Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states. Issuers of bonds purchased by the Tax-Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

      Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends."

OTHER TAXES

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.


      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. investors. Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

PERFORMANCE INFORMATION

      From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

      From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                              FINANCIAL STATEMENTS

      The Funds' audited financial statements for the fiscal year ended October 31, 2005 (except for ABN AMRO Balanced Fund - Class I and ABN AMRO Mid Cap Growth Fund, which have not commenced operations during the period), including the report of Ernst & Young LLP, the Trust's independent registered public accounting firm, are incorporated herein by reference to the Funds' Annual Report as filed with the SEC. The Funds' Annual and Semi-Annual Reports are available upon request and without charge.

                                OTHER INFORMATION

      The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

      A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

      A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/ "VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/ "VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/ "VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

     ABN AMRO Funds
     ABN AMRO Asset Management (USA) LLC &
           ABN AMRO Asset Management, Inc.
     MFS Institutional Advisors, Inc.
     Montag & Caldwell, Inc.
     Optimum Investment Advisors LP
     River Road Asset Management, LLC
     TAMRO Capital Partners LLC
     Veredus Asset Management LLC

                                 ABN AMRO FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

   Definitions.

      "Adviser" shall mean ABN AMRO Asset Management (USA) LLC, ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., TAMRO Capital Partners LLC, Veredus Asset Management LLC, MFS Institutional Advisors, Inc., Optimum Investment Advisors LP and thinkorswim Advisors, Inc.. The term includes all sub-advisers to the Funds.

"Advisers' Proxy Voting Policies and Procedures" shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.

      "Board" shall mean the Board of Trustees of ABN AMRO Funds.

      "Fund" shall mean a series of ABN AMRO Funds.

      "Fund Management" shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of ABN AMRO Funds.

      "Trust" shall mean ABN AMRO Funds.

      2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Adviser, and each Adviser has accepted such delegation. Each Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

      3. Limitations on the Advisers' Responsibilities.

      (i) Limited Value. Each Adviser may abstain from voting a Fund proxy if it concludes that the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

   Unjustifiable Costs. Each Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

   Fund Restrictions. Each Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

   Board Direction. Notwithstanding the foregoing delegation to the Advisers, the Board may from time to time direct an Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Adviser's Proxy Voting Policies and Procedures. After its receipt of any such direction, the Adviser shall follow any such direction for proxies received after its receipt of such direction.

      4. Subdelegation. Each Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      5. Proxy Voting Expense. Each Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund's proxies. Each Fund shall promptly reimburse the applicable Adviser for any out-of-pocket expenses incurred by such Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund's proxy voting records or filings on Form N-PX.

      6. Conflicts of Interest. Each Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Adviser's Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Adviser's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

      (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Adviser's Proxy Voting Policies and Procedures, Fund Management may direct the Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Adviser's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Adviser;

   Fund Management may disclose the potential conflict to the Board and obtain the Board's consent before directing the Adviser to vote in the manner approved by the Board;

   Fund Management may direct the Adviser to engage an independent third-party to determine how the proxy should be voted; or

   Fund Management may direct the Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

      7. Approval of Material Changes. Any material changes to the Trust's Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Adviser's Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

      8. Reports to the Board. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board (Exhibit A) describing:

      (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

   any proxy votes taken by the Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Advisers' experience under these Proxy Voting Policies and Procedures and each Adviser's Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      9. Maintenance of Records. Each Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC's EDGAR system. The Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted: September 18, 2003

                                                                       EXHIBIT A

                                [NAME OF ADVISER]

                                   [ ] FUND(S)
                          PROXY VOTING QUARTERLY REPORT

      I, the undersigned Compliance Officer of [Name of Adviser], hereby submit
the following report with respect to [     ] Fund(s):


   During the quarter ended [     ] there have been no issues that have arisen
under [Name of Adviser]'s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

            During the quarter ended [     ] there have been no proxy votes
            taken by [Name of Adviser], on behalf of [     ] Fund(s), which were
            exceptions to [Name of Adviser]'s Proxy Voting Policies and Procedures.

   During the quarter ended [     ] there have been no material changes to [Name
of Adviser]'s Proxy Voting Policies and Procedures.

                                                    ----------------------------
                                                    [              ]
                                                    Compliance Officer

Dated:

                            ABN AMRO ASSET MANAGEMENT
                                  PROXY VOTING
                             POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures have been adopted by ABN AMRO Asset Management, Inc. and ABN AMRO Asset Management (USA) LLC (hereafter collectively referred to as the "Adviser") with respect to the voting of proxies on behalf of the accounts and investment companies ("clients") over which the Adviser has discretionary voting authority. The Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts unless voting authority has been reserved explicitly by the governing account documents to the client or another party.

I.    PRINCIPLES

As an investment manager, the Adviser manages assets with the overriding objective of maximizing the value of its clients' portfolios, consistent with client guidelines. On behalf of its clients, the Adviser acquires and holds a company's securities on the belief the securities will appreciate in value. In voting proxies it is the policy of the Adviser to vote focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

II.   PROXY VOTING

      A.    PROXY COMMITTEE

      The Adviser has appointed a Proxy Committee to establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Head of Equity, the Head of American Property Investments, the Director of Equity Research, a designated Proxy Analyst, and the Director of Compliance. The Committee is responsible for determining which additional officers of the Adviser, if any, should be asked to serve on the Committee. To discharge its duties the Committee has hired Institutional Shareholder Services ("ISS") as its voting agent. ISS provides analysis of proxy proposals on a case-by-case basis, tracks and receives proxies for which the Adviser's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Adviser. No less than annually the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. The Committee will also approve or amend these policies and procedures on an annual or more frequent basis. Meetings may be called by any Committee member throughout the year based on particular proxy issues or as set forth below.

      B.    GUIDELINES AND RECOMMENDATIONS

      The Proxy Committee has approved general guidelines for voting proxies as set forth in the attached Exhibit A. Generally, the voting agent will vote proxies on behalf of the Adviser's clients consistent with these guidelines; however, the Adviser's portfolio managers may choose to instruct the voting agent to cast votes different from the guidelines with respect to a particular proxy based on the portfolio managers' assessment of the investment implications of each issue. Likewise, in cases where the voting agent provides voting recommendations, the Adviser's portfolio managers may choose to instruct the voting agent to cast votes different from its recommendations, based on the portfolio managers' assessment of the investment implications of each issue. Given the variety of proxy issues, particularly as applied to specific companies and specific facts, the Adviser views the exercise of discretion by its portfolio managers to be appropriate, given the Adviser's fiduciary duties.

When portfolio managers instruct the voting agent to cast votes contrary to the Adviser's guidelines and/or contrary to the recommendations of the voting agent or are otherwise actively involved in determining the manner in which votes will be cast, the portfolio managers are required to receive the prior approval of the Department Head (Equity or Property Investments, as applicable) and to document their reasons in writing, including the investment rationale and required conflict of interest disclosures and confirmations. The Department Head may call a special Committee meeting if, in his or her judgment, such meeting is warranted. In cases where a conflict of interest has been identified, the prior approval of the Director of Compliance is also required, who may call a special Committee meeting and/or seek counsel, as appropriate. If a special Committee meeting is not called by either the Department Head or the Director of Compliance, the Committee is required to review the written documentation at its next meeting.

Although the Adviser generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause the Adviser to vote differently for different accounts. In addition, certain clients may provide the Adviser with voting guidelines that differ from those adopted by the Adviser. In such cases, the Adviser will instruct the voting agent to vote proxies pursuant to client guidelines.

      C.    CONFLICTS OF INTEREST

      The Adviser has eliminated most actual or perceived conflicts of interest as the majority of proxy issues voted on behalf of the Adviser's clients are voted by an independent third party, ISS, pursuant to the guidelines adopted by the Proxy Committee.

In cases where the Adviser's portfolio managers are actively involved in determining the manner in which a vote will be cast, however, there may be certain instances where the Adviser or its personnel may be subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, when the Adviser or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of the company) or a third party that is a proponent of a particular outcome on a proxy issue. As a subsidiary of a global financial services firm, the Adviser has numerous affiliates and attempts to avoid conflicts stemming from affiliate relationships. In most cases, the Adviser is unaware of these relationships; however, in cases where the Adviser perceives a conflict, additional steps are taken, as described below. Additionally, Adviser personnel involved in the proxy voting process may have personal or familial conflicts of interest, such as cases where a relative serves as a director of an issuing company. Such personnel (including Committee members) are required to disclose any such conflict to the Department Head and the Director of Compliance and to remove themselves from the voting process with respect to the particular issuing company.

In cases where the Adviser believes there may be actual or perceived conflicts of interest, the Adviser seeks to address such conflicts in various ways, including the following:

   Documenting the investment rationale for the decision, the conflict of interest, and the method in which the conflict was addressed.

   Requiring the approval of the Department Head and the Director of Compliance prior to providing voting instructions to the voting agent.

    Holding special Committee meetings, when warranted, to determine the steps to be taken or, in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions.

Seeking legal counsel.

In situations where the Adviser perceives a material conflict of interest, the Adviser may defer to the voting recommendation of ISS or another independent third party; vote pursuant to client direction

(following disclosure of the conflict to the client), vote reflectively (in the same proportion and manner as other shareholders), abstain from voting or take such other action which protects the interests of its clients. Circumstances necessitating such actions may include, for example, the voting of proxies on securities issued by the Adviser's parent corporation or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      D.    VOTE DECLINATION

            1.    NON-US SECURITIES

            In many non-US markets, shareholders may be prevented from selling shares within a certain period of time prior to the shareholder meeting date (commonly referred to as share blocking). In cases where a country practices share blocking, the Adviser compares the benefits to its clients expected to be derived from the voting of blocked shares versus the reduced ability to sell the blocked shares and may choose not to vote such shares (declination). Additionally, the Adviser may choose not to vote non-US shares when the actual costs of voting the shares outweigh the perceived client benefit. Such costs may include, for example, traveling to the country to vote in person or the hiring of a translator.

            2.    SECURITIES LENDING

            In cases where clients have implemented securities lending programs, the Adviser will be unable to vote proxies on behalf of securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. The Adviser may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

III.  CLIENT DISCLOSURES AND REQUESTS

The Adviser utilizes Part II of its Form ADV to provide clients with disclosures required by regulation. Required disclosures are:

   A description of the Adviser's proxy voting policies and procedures and how clients may obtain a copy; and

How clients may obtain information from the Adviser as to how proxies on securities in their accounts were voted.

For control purposes, the Adviser instructs clients to direct all requests for information to client service, which is responsible for maintaining Item IV.E. below.

IV. PROXY RECORDS

As required by regulation, the Adviser will maintain the following records:

      A.    A copy of all proxy voting policies and procedures.

      B.    A copy of each proxy statement received for client securities. (1)

      C.    Records of each vote cast on behalf of client accounts. (2)

      D. A copy of any document created by or for the Proxy Committee that was material to making a voting decision on behalf of clients or that memorializes the basis for that decision.

      E. A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the client.

Such records will be maintained in an easily accessible place for a minimum of six years from when the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Additionally, the Adviser will maintain:

      F.    Any evidence of proxy voting authority or lack of authority and

      G. Any client guidelines with respect to proxy voting, for no less than six years following account closing.

August 6, 2003

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(1) The Adviser may satisfy this requirement by relying on a third party to make and retain, on the Adviser's behalf, a copy of a proxy statement (provided that the Adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of the proxy statement from the U.S. Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system (with respect to the proxy statements for securities that are registered in the U.S.).

(2) The Adviser may satisfy this requirement by relying on a third party to make and retain, on the Adviser's behalf, a record of the vote cast (provided that the Adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

                            ABN AMRO ASSET MANAGEMENT
                                  PROXY VOTING
                                   GUIDELINES

   OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

   An auditor has a financial interest in or association with the company, and is therefore not independent

   Fees for non-audit services are excessive, or

   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

   Attend less than 75 percent of the board and committee meetings without a valid excuse

   Implement or renew a dead-hand or modified dead-hand poison pill

   Ignore a shareholder proposal that is approved by a majority of the shares outstanding

   Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

   Failed to act on takeover offers where the majority of the shareholders tendered their shares

   Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

   Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

   Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

   The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

   Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

   Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

   Majority of independent directors on board

   All-independent key committees

   Committee chairpersons nominated by the independent directors

   CEO performance reviewed annually by a committee of outside directors

   Established governance guidelines

   Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.  PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

   Long-term financial performance of the target company relative to its industry; management's track record

   Background to the proxy contest

   Qualifications of director nominees (both slates)

   Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.  MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    Purchase price

    Fairness opinion

    Financial and strategic benefits

    How the deal was negotiated

    Conflicts of interest

    Other alternatives for the business

    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

    Impact on the balance sheet/working capital

    Potential elimination of diseconomies

    Anticipated financial and operating benefits

    Anticipated use of funds

    Value received for the asset

    Fairness opinion

    How the deal was negotiated

    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

    Dilution to existing shareholders' position

    Terms of the offer

    Financial issues

    Management's efforts to pursue other alternatives

    Control issues

    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      The reasons for the change

      Any financial or tax benefits

      Regulatory benefits

      Increases in capital structure

      Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      Prospects of the combined company, anticipated financial and operating benefits

      Offer price

      Fairness opinion

      How the deal was negotiated

      Changes in corporate governance

      Change in the capital structure

      Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      Tax and regulatory advantages

      Planned use of the sale proceeds

      Valuation of spinoff

      Fairness opinion

      Benefits to the parent company

      Conflicts of interest

      Managerial incentives

      Corporate governance changes

      Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      It is intended for financing purposes with minimal or no dilution to current shareholders

      It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.  EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      Cash compensation, and

      Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      Historic trading patterns

      Rationale for the repricing

      Value-for-value exchange

      Option vesting

      Term of the option

      Exercise price

      Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      Purchase price is at least 85 percent of fair market value

      Offering period is 27 months or less, and

      Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

      Purchase price is less than 85 percent of fair market value, or

      Offering period is greater than 27 months, or

      VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE-basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      Whether the proposal mandates that all awards be performance-based

      Whether the proposal extends beyond executive awards to those of lower-ranking employees

      Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

      The parachute should be less attractive than an ongoing employment opportunity with the firm

      The triggering mechanism should be beyond the control of management

      The amount should not exceed three times base salary plus guaranteed benefits

9.  SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      The availability and feasibility of alternatives to animal testing to ensure product safety, and

      The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      The company has already published a set of animal welfare standards and monitors compliance

      The company's standards are comparable to or better than those of peer firms, and

      There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      Whether the proposal focuses on a specific drug and region

      Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      Whether the company already limits price increases of its products

      Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      The costs and feasibility of labeling and/or phasing out

      The nature of the company's business and the proportion of it affected by the proposal

      The proportion of company sales in markets requiring labeling or GMO-free products

      The extent that peer companies label or have eliminated GMOs

      Competitive benefits, such as expected increases in consumer demand for the company's products

      The risks of misleading consumers without federally mandated, standardized labeling

      Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      The extent that peer companies have eliminated GMOs

      The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

      Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      Whether the company has adequately disclosed the financial risks of its subprime business

      Whether the company has been subject to violations of lending laws or serious lending controversies

      Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      Whether the company complies with all local ordinances and regulations

      The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      The risk of any health-related liabilities.

Advertising to youth:

      Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      Whether the company has gone as far as peers in restricting advertising

      Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      The percentage of the company's business affected

      The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

      The percentage of the company's business affected

      The feasibility of a spinoff

      Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      Whether there are publicly available environmental impact reports;

      Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      Environmentally conscious practices of peer companies, including endorsement of CERES

      Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      The company's level of disclosure lags that of its competitors, or

      The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      The nature of the company's business and the percentage affected

      The extent that peer companies are recycling

      The timetable prescribed by the proposal

      The costs and methods of implementation

      Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      The nature of the company's business and the percentage affected

      The extent that peer companies are switching from fossil fuels to cleaner sources

      The timetable and specific action prescribed by the proposal

      The costs of implementation

      The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      The relevance of the issue to be linked to pay

      The degree that social performance is already included in the company's pay structure and disclosed

      The degree that social performance is used by peer companies in setting pay

      Violations or complaints filed against the company relating to the particular social performance measure

      Artificial limits sought by the proposal, such as freezing or capping executive pay

      Independence of the compensation committee

      Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      The company is in compliance with laws governing corporate political activities, and

      The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      There are serious controversies surrounding the company's China operations, and

      The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      The nature and amount of company business in that country

      The company's workplace code of conduct

      Proprietary and confidential information involved

      Company compliance with U.S. regulations on investing in the country

      Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      Agreements with foreign suppliers to meet certain workplace standards

      Whether company and vendor facilities are monitored and how

      Company participation in fair labor organizations

      Type of business

      Proportion of business conducted overseas

      Countries of operation with known human rights abuses

      Whether the company has been recently involved in significant labor and human rights controversies or violations

      Peer company standards and practices

      Union presence in company's international factories


Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      The company does not operate in countries with significant human rights violations

      The company has no recent human rights controversies or violations, or

      The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      Company compliance with or violations of the Fair Employment Act of 1989

      Company antidiscrimination policies that already exceed the legal requirements

      The cost and feasibility of adopting all nine principles

      The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      The potential for charges of reverse discrimination

      The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      The level of the company's investment in Northern Ireland

      The number of company employees in Northern Ireland

      The degree that industry peers have adopted the MacBride Principles

      Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      Whether the company has in the past manufactured landmine components

      Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      What weapons classifications the proponent views as cluster bombs

      Whether the company currently or in the past has manufactured cluster bombs or their components

      The percentage of revenue derived from cluster bomb manufacture

      Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      The information is already publicly available or

      The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      The board composition is reasonably inclusive in relation to companies of similar size and business or

      The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      The degree of board diversity

      Comparison with peer companies

      Established process for improving board diversity

      Existence of independent nominating committee

      Use of outside search firm

      History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      The company has well-documented equal opportunity programs

      The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      The composition of senior management and the board is fairly inclusive

      The company has well-documented programs addressing diversity initiatives and leadership development

      The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      Whether the company's EEO policy is already in compliance with federal, state and local laws

      Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      The industry norm for including sexual orientation in EEO statements

      Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners.

Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      Board structure

      Director independence and qualifications

      Attendance at board and committee meetings.

Votes should be withheld from directors who:

      Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      Ignore a shareholder proposal that is approved by a majority of shares outstanding

      Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      Are interested directors and sit on the audit or nominating committee, or

      Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      Past performance as a closed-end fund

      Market in which the fund invests

      Measures taken by the board to address the discount

      Past shareholder activism, board activity

      Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      Past performance relative to its peers

      Market in which fund invests

      Measures taken by the board to address the issues

      Past shareholder activism, board activity, and votes on related proposals

      Strategy of the incumbents versus the dissidents

      Independence of directors

      Experience and skills of director candidates

      Governance profile of the company

      Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      Proposed and current fee schedules

      Fund category/investment objective

      Performance benchmarks

      Share price performance compared to peers

      Resulting fees relative to peers

      Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      Stated specific financing purpose

      Possible dilution for common shares

      Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      Potential competitiveness

      Regulatory developments

      Current and potential returns

      Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      The fund's target investments

      The reasons given by the fund for the change

      The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      Political/economic changes in the target market

      Consolidation in the target market

      Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

      Potential competitiveness

      Current and potential returns

      Risk of concentration

      Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      Strategies employed to salvage the company

      The fund's past performance

      Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      The degree of change implied by the proposal

      The efficiencies that could result

      The state of incorporation

      Regulatory standards and implications.

Vote AGAINST any of the following changes:

      Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      Removal of shareholder approval requirement for amendments to the new declaration of trust

      Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      Regulations of both states

      Required fundamental policies of both states

      Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      Fees charged to comparably sized funds with similar objectives

      The proposed distributor's reputation and past performance

      The competitiveness of the fund in the industry

      Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      Resulting fee structure

      Performance of both funds

      Continuity of management personnel

      Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      Performance of the fund's NAV

      The fund's history of shareholder relations

      The performance of other funds under the advisor's management.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

      SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

            These policies and procedures include:

            A.    Voting Guidelines;

            B.    Administrative Procedures;

            C.    Monitoring System;

   Records Retention; and

   Reports.

   A. VOTING GUIDELINES

      1.    GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

            MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

            From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise , MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

   2.    MFS' POLICY ON SPECIFIC ISSUES

            ELECTION OF DIRECTORS

            MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

            MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

            CLASSIFIED BOARDS

            MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

            NON-SALARY COMPENSATION PROGRAMS

            Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

            MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

            MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

            MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

            MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

            EXPENSING OF STOCK OPTIONS

            While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

            EXECUTIVE COMPENSATION

            MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

            EMPLOYEE STOCK PURCHASE PLANS

            MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

            "GOLDEN PARACHUTES"

            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

            ANTI-TAKEOVER MEASURES

            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

            MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

            MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

            REINCORPORATION AND REORGANIZATION PROPOSALS

            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

            ISSUANCE OF STOCK

            There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

            REPURCHASE PROGRAMS

            MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

            CONFIDENTIAL VOTING

            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

            CUMULATIVE VOTING

            MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

            WRITTEN CONSENT AND SPECIAL MEETINGS

            Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

            INDEPENDENT AUDITORS

            MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

            BEST PRACTICES STANDARDS

            Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

            FOREIGN ISSUERS - SHARE BLOCKING

            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

            SOCIAL ISSUES

            There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

            The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

   B.    ADMINISTRATIVE PROCEDURES

   MFS PROXY REVIEW GROUP

            The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

   Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

   Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

   Considers special proxy issues as they may arise from time to time.

        The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

            POTENTIAL CONFLICTS OF INTEREST

            The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

            In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or
      (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

                  Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
      (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

                  If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

                  If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

                  For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

            The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

   GATHERING PROXIES

            Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by

      MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review.

      4.    ANALYZING PROXIES

            After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

            Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group(2).

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(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

            As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5.    VOTING PROXIES

            After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

   C.    MONITORING SYSTEM

            It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

   D.    RECORDS RETENTION

            MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS

      Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

   E.    REPORTS

            MFS FUNDS

            Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

            ALL MFS ADVISORY CLIENTS

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         OPTIMUM INVESTMENT ADVISORS LP

               STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES

                                 JULY 29, 2003

                                  INTRODUCTION

Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of OPTIMUM INVESTMENT ADVISORS LP ("OIA") with regard to the voting of proxies over which we have investment responsibility. These policies and procedures are available to our clients upon request.

                          GENERAL PROXY VOTING POLICY

Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "ADVISER'S ACT"). Pursuant to various provisions of the Adviser's Act, OIA acts in a fiduciary capacity with respect to each of its advisory clients and, therefore, OIA must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, OIA is guided by general fiduciary principles. OIA will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments. With respect to proxies that OIA votes, the primary objective of OIA is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments. OIA will likely vote against any management proposals that it believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.

In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as investment managers for advisory clients that are ERISA plan assets. As such, OIA must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated hereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not, under any circumstances, allow our voting to be dictated by the position of any outsiders. It is OIA's intent to vote proxies in all instances except that, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to OIA according to the provision of stock loan agreements.

OIA's proxy voting process is dynamic and subject to periodic review. Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in OIA's discretion to address any such changes.

The following summarizes OIA's current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.

                      PROXY VOTING POLICIES AND PROCEDURES

Each proxy proposal is reviewed on a case-by-case basis by OIA's Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.

                              Business Operations

      These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:

      -     Name changes

      -     Election of directors

      -     Ratification of auditors

      - Maintaining current levels of directors' indemnification and liability

      - Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest

      -     Employee stock purchase or ownership plans

                               Changes in Status

There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:

      -     Mergers, acquisitions, restructurings

      -     Reincorporations

      -     Changes in capitalization

                             Shareholder Democracy

We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

      -     Increased indemnification protections for directors or officers

      -     Certain Supermajority Requirements

      -     Unequal voting rights

      -     Classified boards

      -     Cumulative voting

      - Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interest

      - Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:

      -     Annual elections

      -     Independent directors

      -     Confidential voting

      -     Proposals that require shareholder approval for:

                  Adoption or retention of "poison pills" or golden parachutes

                  Elimination of cumulative voting or preemptive rights

                  Reclassification of company boards

                                  Compensation

      We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

                                 Other Matters

There are proxy proposals that address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, OIA will review each issue on a case-by-case basis and determine what in our opinion, will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.

                             CONFLICTS OF INTEREST

OIA must act as a fiduciary when voting proxies on behalf of its advisory clients. In that regard, OIA will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document. In addition, OIA will actively monitor the proxies it receives on behalf of its advisory clients to identify and resolve any potential conflict of interest.

Where OIA identifies a potential conflict of interest, OIA will initially determine whether such potential conflict is material. Where OIA determines there is a potential for a material conflict of interest regarding a proxy, OIA will take one or some of the following steps: (i) inform the client of the conflict and OIA's voting decision; (ii) discuss the proxy vote with the client;
(iii) fully disclose the material facts regarding the conflict and seek the client's consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever OIA determines there is a potential for a material conflict of interest, OIA will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the client and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.

                                 RECORDKEEPING

In accordance with Rule 204-2 under the Adviser's Act, OIA will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client's written or oral requests, and
(vi) any documents prepared by OIA that were material to how a proxy was voted or that memorialized the basis for the voting decision.

In maintaining item (ii) above, OIAC may rely on proxy statements filed on the SEC's EDGAR system in lieu on maintaining internal copies. In maintaining item
(iii) above, OIA may rely on the records of any third party, such as a proxy voting service; provided, however, that OIA will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.

OIA will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last entry was made on such record. During the first two (2) years of such six (6) year period, all required documents will be maintained in OIA's main office.

                       DISCLOSURE OF PROXY VOTING RECORD

OIA will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to advisory clients. OIA will further provide a copy of these policies and procedures to any client upon request. In addition, OIA will inform its clients how they can obtain further proxy-voting information about their own proxies.

Upon a request from a client, OIA will furnish its proxy voting record with respect such client's securities. In general, OIA will respond to such client request; however, any client request for information that OIA is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by OIA).

Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser's Act, OIA is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their advisory clients' holdings).

With respect to each of OIA's advisory clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which OIA has been delegated the responsibility for voting the proxies, OIA will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.

                        RIVER ROAD ASSET MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

      River Road Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

      It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

      The Proxy Voting Policy Committee and its designated service provider, Institutional Shareholder Services ("ISS"), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

      River Road Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

PROXY COMMITTEES

      River Road Asset Management has established two Proxy Committees to oversee the proxy process, the Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. There responsibilities are as follows:

      The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.

      The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Director of Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

VOTING

      The Proxy Voting Policy Committee has hired Institutional Shareholder Services (ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which River Road Asset Management's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for ABN AMRO Asset Management. A Proxy Officer has been designated to coordinate communications between the Proxy Analysts, Investment Operations personnel and ISS. The Proxy officer named is Thomas D. Mueller, CPA, CFA.

      The steps for reviewing and submitting votes are as follows:

            The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.

            The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by River Road Asset Management.

            The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

            The Compliance Department will review, on a semi-annually basis, the Proxy Analyst's proxy files to ensure there is evidence of review.

            For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares River Road Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

            Once a month or more often, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to River Road

            Asset Management are included in this feed.

            ISS matches the client accounts to the applicable proxy and records the vote.

VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, River Road Asset Management will vote proxies in the best interests of each particular client. River Road Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on River Road Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities. 2004 Approved Proxy Voting Guidelines.

CONFLICTS OF INTEREST

      River Road Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where River Road Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

            Documenting the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

            Requiring the approval of the Department Head and the CCO prior to providing voting instructions to the voting agent;

            Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

            Seeking legal counsel.

      In situations where River Road Asset Management perceives a material conflict of interest, the Adviser may:

            Defer to the voting recommendation of ISS or another independent third party;

            Vote pursuant to client direction (following disclosure of the conflict to the client);

            Vote reflectively (in the same proportion and manner as other shareholders);

            Abstain from voting; or

            Take such other action which protects the interests of its clients.

      Circumstances necessitating such actions may include the voting of proxies on securities issued by River Road Asset Management's affiliated corporations or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of River Road Asset Management with the issuer of each security to determine if River Road Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

      If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

      ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

      ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

            These policies and procedures and any amendments;

            Each proxy statement that River Road Asset Management receives;

            A record of each vote that River Road Asset Management casts;

            Any document River Road Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

            A copy of each written request from a client for information on how River Road Asset Management voted such client's proxies, and a copy of any written response.

DISCLOSURE

            River Road Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how River Road Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

            The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received River Road Asset Management's Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

            All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer. o

            In response to any request the Proxy Committee and its designated service provider,

            ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how River Road Asset Management voted the client's proxy with respect to each proposal about which client enquired.

                          TAMRO CAPITAL PARTNERS, LLC
                                  PROXY VOTING
                            POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures have been adopted by TAMRO Capital Partners, LLC (hereafter referred to as the "Adviser") with respect to the voting of proxies on behalf of the accounts and investment companies ("clients") over which the Adviser has discretionary voting authority.

I.    PRINCIPLES

As an investment manager, the Adviser manages assets with the overriding objective of maximizing the value of its clients' portfolios, consistent with client guidelines. On behalf of its clients, the Adviser acquires and holds a company's securities on the belief the securities will appreciate in value. In voting proxies it is the policy of the Adviser to vote focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

II.   PROXY VOTING

      A.    PROXY COMMITTEE

      The Adviser has appointed a Proxy Committee to establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer, the Head Trader, the Senior Equity Analyst, and a Compliance Representative. The Committee is responsible for determining which additional officers of the Adviser, if any, should be asked to serve on the Committee. To discharge its duties the Committee has hired Institutional Shareholder Services ("ISS") as its voting agent. ISS provides analysis of proxy proposals on a case-by-case basis, tracks and receives proxies for which the Adviser's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Adviser. No less than annually the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. The Committee will also approve or amend these policies and procedures on an annual or more frequent basis. Meetings may be called by any Committee member throughout the year based on particular proxy issues or as set forth below.

      B.    GUIDELINES AND RECOMMENDATIONS

      The Proxy Committee has approved general guidelines for voting proxies as set forth in the attached Exhibit A. Generally, the voting agent will vote proxies on behalf of the Adviser's clients consistent with these guidelines; however, the Adviser's portfolio managers may choose to instruct the voting agent to cast votes different from the guidelines with respect to a particular proxy based on the portfolio managers' assessment of the investment implications of each issue. Likewise, in cases where the voting agent provides voting recommendations, the Adviser's portfolio managers may choose to instruct the voting agent to cast votes different from its recommendations, based on the portfolio managers' assessment of the investment implications of each issue. Given the variety of proxy issues, particularly as applied to specific companies and specific facts, the Adviser views the exercise of discretion by its portfolio managers to be appropriate, given the Adviser's fiduciary duties.

When portfolio managers instruct the voting agent to cast votes contrary to the Adviser's guidelines and/or contrary to the recommendations of the voting agent or are otherwise actively involved in determining the manner in which votes will be cast, the portfolio managers are required to receive the prior approval of the Chief Investment Officer and to document their reasons in writing, including the investment rationale and required conflict of interest disclosures and confirmations. The Chief Investment Officer may call a special Committee meeting if, in his or her judgment, such meeting is warranted. In cases where a conflict of interest has been identified, the prior approval of the Compliance Representative is also required, who may call a special Committee meeting and/or seek counsel, as appropriate. If a special Committee meeting is not called by either the Chief Investment Officer or the Compliance Representative, the Committee is required to review the written documentation at its next meeting.

Although the Adviser generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause the Adviser to vote differently for different accounts. In addition, certain clients may provide the Adviser with voting guidelines that differ from those adopted by the Adviser. In such cases, the Adviser will instruct the voting agent to vote proxies pursuant to client guidelines.

      C.    CONFLICTS OF INTEREST

      The Adviser has eliminated most actual or perceived conflicts of interest as the majority of proxy issues voted on behalf of the Adviser's clients are voted by an independent third party, ISS, pursuant to the guidelines adopted by the Proxy Committee.

In cases where the Adviser's portfolio managers are actively involved in determining the manner in which a vote will be cast, however, there may be certain instances where the Adviser or its personnel may be subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, when the Adviser or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of the company) or a third party that is a proponent of a particular outcome on a proxy issue. As a subsidiary of a global financial services firm, the Adviser has numerous affiliates and attempts to avoid conflicts stemming from affiliate relationships. In most cases, the Adviser is unaware of these relationships; however, in cases where the Adviser perceives a conflict, additional steps are taken, as described below. Additionally, Adviser personnel involved in the proxy voting process may have personal conflicts of interest, such as cases where a relative serves as an executive of an issuing company. Such personnel (including Committee members) are required to disclose any such conflict to the Chief Investment Officer and the Compliance Representative and to remove themselves from the voting process with respect to the particular issuing company.

In cases where the Adviser believes there may be actual or perceived conflicts of interest, the Adviser seeks to address such conflicts in various ways, including the following:

            Documenting the investment rationale for the decision, the conflict of interest, and the method in which the conflict was addressed.

            Requiring the approval of the Chief Investment Officer and the Compliance Representative prior to providing voting instructions to the voting agent.

            Holding special Committee meetings, when warranted, to determine the steps to be taken or, in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions.

            Seeking legal counsel.

In situations where the Adviser perceives a material conflict of interest, the Adviser may defer to the voting recommendation of ISS or another independent third party; vote pursuant to client direction (following disclosure of the conflict to the client), vote reflectively (in the same proportion and manner as other shareholders), abstain from voting or take such other action which protects the interests of its clients. Circumstances necessitating such actions may include, for example, the voting of proxies on securities issued by the Adviser's parent corporation or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      D.    VOTE DECLINATION

            In cases where clients have implemented securities lending programs, the Adviser will be unable to vote proxies on behalf of securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. The Adviser may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

III.  CLIENT DISCLOSURES AND REQUESTS

The Adviser utilizes Part II of its Form ADV to provide clients with disclosures required by regulation. Required disclosures are:

      A description of the Adviser's proxy voting policies and procedures and how clients may obtain a copy; and

      How clients may obtain information from the Adviser as to how proxies on securities in their accounts were voted.

For control purposes, the Adviser instructs clients to direct all requests for information to client service, which is responsible for maintaining Item IV.E. below.

IV.   PROXY RECORDS

As required by regulation, the Adviser will maintain the following records:

      A.    A copy of all proxy voting policies and procedures.

      B.    A copy of each proxy statement received for client securities.(3)

      C.    Records of each vote cast on behalf of client accounts.(4)

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(3) The Adviser may satisfy this requirement by relying on a third party to make and retain, on the Adviser's behalf, a copy of a proxy statement (provided that the Adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of the proxy statement from the U.S. Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system (with respect to the proxy statements for securities that are registered in the U.S.).

(4) The Adviser may satisfy this requirement by relying on a third party to make and retain, on the Adviser's behalf, a record of the vote cast (provided that the Adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

      D. A copy of any document created by or for the Proxy Committee that was material to making a voting decision on behalf of clients or that memorializes the basis for that decision.

      E. A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the client.

Such records will be maintained in an easily accessible place for a minimum of six years from when the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Additionally, the Adviser will maintain:

      F.    Any evidence of proxy voting authority or lack of authority and

      G.    Any client guidelines with respect to proxy voting,

for no less than six years following account closing.

August 6, 2003.

                                                                       EXHIBIT A

                           TAMRO CAPITAL PARTNERS, LLC
                                  PROXY VOTING
                                   GUIDELINES

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      An auditor has a financial interest in or association with the company, and is therefore not independent

      Fees for non-audit services are excessive, or

      There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

      Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      Attend less than 75 percent of the board and committee meetings without a valid excuse

      Implement or renew a dead-hand or modified dead-hand poison pill

      Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      Failed to act on takeover offers where the majority of the shareholders tendered their shares

      Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

      Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

      Majority of independent directors on board

      All-independent key committees

      Committee chairpersons nominated by the independent directors

      CEO performance reviewed annually by a committee of outside directors

      Established governance guidelines

      Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      Long-term financial performance of the target company relative to its industry; management's track record

      Background to the proxy contest

      Qualifications of director nominees (both slates)

      Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      Purchase price

      Fairness opinion

      Financial and strategic benefits

      How the deal was negotiated

      Conflicts of interest

      Other alternatives for the business

      Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      Impact on the balance sheet/working capital

      Potential elimination of diseconomies

      Anticipated financial and operating benefits

      Anticipated use of funds

      Value received for the asset

      Fairness opinion

      How the deal was negotiated

      Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE

LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      Dilution to existing shareholders' position

      Terms of the offer

      Financial issues

      Management's efforts to pursue other alternatives


      Control issues

      Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      The reasons for the change

      Any financial or tax benefits

      Regulatory benefits

      Increases in capital structure


      Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      Prospects of the combined company, anticipated financial and operating benefits

      Offer price

      Fairness opinion

      How the deal was negotiated

      Changes in corporate governance

      Change in the capital structure


      Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      Tax and regulatory advantages

      Planned use of the sale proceeds


      Valuation of spinoff Fairness opinion

      Benefits to the parent company

      Conflicts of interest

      Managerial incentives


      Corporate governance changes

      Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      It is intended for financing purposes with minimal or no dilution to current shareholders

      It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      Cash compensation, and

      Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      Historic trading patterns

      Rationale for the repricing

      Value-for-value exchange

      Option vesting

      Term of the option

      Exercise price

      Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      Purchase price is at least 85 percent of fair market value

      Offering period is 27 months or less, and

      Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

      Purchase price is less than 85 percent of fair market value, or

      Offering period is greater than 27 months, or

      VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE-basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      Whether the proposal mandates that all awards be performance-based

      Whether the proposal extends beyond executive awards to those of lower-ranking employees

      Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

      The parachute should be less attractive than an ongoing employment opportunity with the firm

      The triggering mechanism should be beyond the control of management

      The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      The availability and feasibility of alternatives to animal testing to ensure product safety, and

      The degree that competitors are using animal-free testing.
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      The company has already published a set of animal welfare standards and monitors compliance

      The company's standards are comparable to or better than those of peer firms, and

      There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      Whether the proposal focuses on a specific drug and region

      Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      Whether the company already limits price increases of its products

      Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      The costs and feasibility of labeling and/or phasing out The nature of the company's business and the proportion of it affected by the proposal

      The proportion of company sales in markets requiring labeling or GMO-free products

      The extent that peer companies label or have eliminated GMOs

      Competitive benefits, such as expected increases in consumer demand for the company's products

      The risks of misleading consumers without federally mandated, standardized labeling

      Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      The extent that peer companies have eliminated GMOs

      The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United

States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      Whether the company has adequately disclosed the financial risks of its subprime business

      Whether the company has been subject to violations of lending laws or serious lending controversies

      Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      Whether the company complies with all local ordinances and regulations

      The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      The risk of any health-related liabilities.

Advertising to youth:

      Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      Whether the company has gone as far as peers in restricting advertising

      Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      The percentage of the company's business affected

      The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

      The percentage of the company's business affected

      The feasibility of a spinoff

      Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      Whether there are publicly available environmental impact reports;

      Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      Environmentally conscious practices of peer companies, including endorsement of CERES

      Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      The company's level of disclosure lags that of its competitors, or

      The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      The nature of the company's business and the percentage affected

      The extent that peer companies are recycling

      The timetable prescribed by the proposal

      The costs and methods of implementation

      Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      The nature of the company's business and the percentage affected

      The extent that peer companies are switching from fossil fuels to cleaner sources

      The timetable and specific action prescribed by the proposal

      The costs of implementation

      The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      The relevance of the issue to be linked to pay

      The degree that social performance is already included in the company's pay structure and disclosed

      The degree that social performance is used by peer companies in setting pay

      Violations or complaints filed against the company relating to the particular social performance measure

      Artificial limits sought by the proposal, such as freezing or capping executive pay

      Independence of the compensation committee

      Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      The company is in compliance with laws governing corporate political activities, and

      The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      There are serious controversies surrounding the company's China operations, and

      The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      The nature and amount of company business in that country

      The company's workplace code of conduct

      Proprietary and confidential information involved

      Company compliance with U.S. regulations on investing in the country

      Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      Agreements with foreign suppliers to meet certain workplace standards

      Whether company and vendor facilities are monitored and how

      Company participation in fair labor organizations


      Type of business

      Proportion of business conducted overseas

      Countries of operation with known human rights abuses

      Whether the company has been recently involved in significant labor and human rights controversies or violations

      Peer company standards and practices

      Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      The company does not operate in countries with significant human rights violations

      The company has no recent human rights controversies or violations, or

      The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      Company compliance with or violations of the Fair Employment Act of 1989

      Company antidiscrimination policies that already exceed the legal requirements

      The cost and feasibility of adopting all nine principles

      The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      The potential for charges of reverse discrimination

      The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      The level of the company's investment in Northern Ireland

      The number of company employees in Northern Ireland

      The degree that industry peers have adopted the MacBride Principles

      Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      Whether the company has in the past manufactured landmine components

      Whether the company's peers have renounced future production

      Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      What weapons classifications the proponent views as cluster bombs

      Whether the company currently or in the past has manufactured cluster bombs or their components

      The percentage of revenue derived from cluster bomb manufacture

      Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      The information is already publicly available or

      The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      The board composition is reasonably inclusive in relation to companies of similar size and business or

      The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      The degree of board diversity

      Comparison with peer companies

      Established process for improving board diversity

      Existence of independent nominating committee

      Use of outside search firm

      History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      The company has well-documented equal opportunity programs

      The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      The composition of senior management and the board is fairly inclusive

      The company has well-documented programs addressing diversity initiatives and leadership development

      The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      Whether the company's EEO policy is already in compliance with federal, state and local laws

      Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      The industry norm for including sexual orientation in EEO statements

      Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.   MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      Board structure

      Director independence and qualifications

      Attendance at board and committee meetings.

Votes should be withheld from directors who:

      Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      Ignore a shareholder proposal that is approved by a majority of shares outstanding

      Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      Are interested directors and sit on the audit or nominating committee, or

      Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      Past performance as a closed-end fund

      Market in which the fund invests

      Measures taken by the board to address the discount

      Past shareholder activism, board activity

      Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      Past performance relative to its peers

      Market in which fund invests

      Measures taken by the board to address the issues

      Past shareholder activism, board activity, and votes on related proposals

      Strategy of the incumbents versus the dissidents

      Independence of directors

      Experience and skills of director candidates

      Governance profile of the company

      Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      Proposed and current fee schedules

      Fund category/investment objective

      Performance benchmarks

      Share price performance compared to peers

      Resulting fees relative to peers

      Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      Stated specific financing purpose

      Possible dilution for common shares

      Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      Potential competitiveness

      Regulatory developments

      Current and potential returns

      Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      The fund's target investments

      The reasons given by the fund for the change

      The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      Political/economic changes in the target market

      Consolidation in the target market

      Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      Potential competitiveness

      Current and potential returns

      Risk of concentration

      Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      Strategies employed to salvage the company

      The fund's past performance

      Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      The degree of change implied by the proposal

      The efficiencies that could result

      The state of incorporation

      Regulatory standards and implications.

Vote AGAINST any of the following changes:

      Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      Removal of shareholder approval requirement for amendments to the new declaration of trust

      Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      Regulations of both states

      Required fundamental policies of both states

      Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      Fees charged to comparably sized funds with similar objectives

      The proposed distributor's reputation and past performance

      The competitiveness of the fund in the industry

      Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      Resulting fee structure

      Performance of both funds

      Continuity of management personnel

      Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      Performance of the fund's NAV

      The fund's history of shareholder relations

      The performance of other funds under the advisor's management.

                            VEREDUS ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES
                               AS OF MAY 29, 2003

I.    POLICY

      Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.   VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, VAM will vote proxies in the best interests of the clients.

      The key objectives of the following policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

III.  PROXY VOTING PROCEDURES

      In an effort to assist VAM in gathering information and voting, VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. ISS researches the proxy issues and provides a voting recommendation based upon their proxy-voting manual utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request). VAM accesses this information via the Internet and determines if we agree with the recommendations made by ISS. VAM maintains the right to determine the final vote made. If ISS recommends voting against management, special attention is given to the issue to determine if VAM agrees with the recommendation. VAM will research the issue and discuss it with the portfolio managers and if it is determined that a vote with management is in the best interest of the client, we will change the vote by logging onto the ISS Proxymaster website where a manual vote change can be made.

IV.     CONFLICTS OF INTEREST

            The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. This examination will include a review of the relationship of VAM and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of VAM or an affiliate of VAM or has some other relationship with VAM or a client of VAM.

            If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.

            VAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when VAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, VAM will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of VAM when voting proxies if such a conflict exists.

V.    DISCLOSURE

            - VAM will disclose in its Form ADV Part II that clients may contact the Proxy Administrator, Amy Benningfield, via e-mail, abenningfield@veredus.com or telephone (502) 214-5281 in order to obtain information on how VAM voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Administrator will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how VAM voted the client's proxy.

            - A concise summary of these Proxy Voting Policies and Procedures will be included in VAM's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Proxy Administrator will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.   RECORDKEEPING

      The Proxy Administrator will maintain files relating to VAM's proxy voting procedures in VAM's office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of VAM. Records of the following will be included in the files:

            - Copies of these proxy voting policies and procedures, and any amendments thereto.

            - A copy of any document VAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

            - A copy of each written client request for information on how VAM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how VAM voted its proxies.

      As VAM has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, we will not maintain paper copies within our office.

                                                                    ATTACHMENT A

(a)   CORPORATE GOVERNANCE PROVISIONS

Under state law, the board of directors has the power to adopt a number of significant corporate governance items without shareholder approval, including poison pills, golden parachutes, and employee stock ownership plans. The board also has authority to decide the fate of the corporation in many takeover situations. And while shareholder approval is required before certain charter amendments may be adopted, the board authorizes and recommends these amendments, which, given the nature of the proxy system, is tantamount to adoption. Directors must be held accountable for all of these decisions.

It is therefore important for shareholders to assess the degree to which directors have included or excluded company owners in the governance process, specifically in terms of adopting charter and bylaw amendments that contribute to either an open or closed corporate governance structure. The following situations indicate a lack of responsiveness to shareholders and may warrant withholding votes from directors:

     Directors who have enacted or renewed a "dead hand" or modified "dead hand" poison pill provision without shareholder approval. A "dead hand" poison pill is particularly egregious because it prohibits any directors other than continuing directors from removing the pill, thus disenfranchising future directors.

     Directors who have ignored shareholder proposals that earned the majority of the votes cast for two consecutive years or the majority of shares outstanding in one year

     Directors who have failed to act on takeover offers where the majority of shareholders have tender their shares

     Other egregious corporate governance provisions

(b)   COMPENSATION/STOCK OPTION PLAN

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      Cash compensation, and

      Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      Purchase price is at least 85 percent of fair market value

      Offering period is 27 months or less, and

      Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

      Purchase price is less than 85 percent of fair market value, or

      Offering period is greater than 27 months, or

      VPD is greater than ten percent

(c)   SOCIAL MATTERS

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      The availability and feasibility of alternatives to animal testing to ensure product safety, and

      The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      The company has already published a set of animal welfare standards and monitors compliance

      The company's standards are comparable to or better than those of peer firms, and

      There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      Whether the proposal focuses on a specific drug and region

      Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      Whether the company already limits price increases of its products Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      The costs and feasibility of labeling and/or phasing out

      The nature of the company's business and the proportion of it affected by the proposal

      The proportion of company sales in markets requiring labeling or GMO-free products

      The extent that peer companies label or have eliminated GMOs

      Competitive benefits, such as expected increases in consumer demand for the company's products

      The risks of misleading consumers without federally mandated, standardized labeling

      Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      The extent that peer companies have eliminated GMOs

      The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

      Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     Whether the company has adequately disclosed the financial risks of its subprime business

     Whether the company has been subject to violations of lending laws or serious lending controversies

     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      Whether the company complies with all local ordinances and regulations

      The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      The risk of any health-related liabilities.

Advertising to youth:

      Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      Whether the company has gone as far as peers in restricting advertising

      Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      The percentage of the company's business affected

      The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

      The percentage of the company's business affected

      The feasibility of a spinoff

      Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      Whether there are publicly available environmental impact reports;

      Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      Environmentally conscious practices of peer companies, including endorsement of CERES

      Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

      Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      The company's level of disclosure lags that of its competitors, or

      The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      The nature of the company's business and the percentage affected

      The extent that peer companies are recycling

      The timetable prescribed by the proposal

      The costs and methods of implementation

      Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      The nature of the company's business and the percentage affected

      The extent that peer companies are switching from fossil fuels to cleaner sources

      The timetable and specific action prescribed by the proposal

      The costs of implementation

      The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      The relevance of the issue to be linked to pay

      The degree that social performance is already included in the company's pay structure and disclosed

      The degree that social performance is used by peer companies in setting pay

      Violations or complaints filed against the company relating to the particular social performance measure

      Artificial limits sought by the proposal, such as freezing or capping executive pay

      Independence of the compensation committee

      Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      The company is in compliance with laws governing corporate political activities, and

      The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      There are serious controversies surrounding the company's China operations, and

      The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      The nature and amount of company business in that country

      The company's workplace code of conduct

      Proprietary and confidential information involved

      Company compliance with U.S. regulations on investing in the country

      Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      Agreements with foreign suppliers to meet certain workplace standards

      Whether company and vendor facilities are monitored and how

      Company participation in fair labor organizations

      Type of business

      Proportion of business conducted overseas

      Countries of operation with known human rights abuses

      Whether the company has been recently involved in significant labor and human rights controversies or violations

      Peer company standards and practices

      Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      The company does not operate in countries with significant human rights violations

      The company has no recent human rights controversies or violations, or

      The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      Company compliance with or violations of the Fair Employment Act of 1989

      Company antidiscrimination policies that already exceed the legal requirements

      The cost and feasibility of adopting all nine principles

      The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      The potential for charges of reverse discrimination

      The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      The level of the company's investment in Northern Ireland

      The number of company employees in Northern Ireland

      The degree that industry peers have adopted the MacBride Principles

      Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMB

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      Whether the company has in the past manufactured landmine components

      Whether the company's peers have renounced future production

      Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      What weapons classifications the proponent views as cluster bombs

      Whether the company currently or in the past has manufactured cluster bombs or their components

      The percentage of revenue derived from cluster bomb manufacture

      Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      The information is already publicly available or

      The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      The board composition is reasonably inclusive in relation to companies of similar size and business or

      The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      The degree of board diversity

      Comparison with peer companies

      Established process for improving board diversity

      Existence of independent nominating committee

      Use of outside search firm

      History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      The company has well-documented equal opportunity programs

      The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      The composition of senior management and the board is fairly inclusive

      The company has well-documented programs addressing diversity initiatives and leadership development

      The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      Whether the company's EEO policy is already in compliance with federal, state and local laws

      Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      The industry norm for including sexual orientation in EEO statements

      Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

(d)   APPROVAL OF ADVISORY CONTRACTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      Proposed and current fee schedules

      Fund category/investment objective

      Performance benchmarks

      Share price performance compared to peers

      Resulting fees relative to peers

      Assignments (where the advisor undergoes a change of control).

(e)   APPROVAL OF 12b-1 PLANS

Votes on approval of 12b-1 plans should be determined on a CASE-BY-CASE basis, considering the following factors:

      Past performance relative to its peers

      Market in which fund invests

      Measures taken by the board to address the issues

      Past shareholder activism, board activity, and votes on related proposals

(f)   REORGANIZATIONS/MERGERS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      Purchase price

      Fairness opinion

      Financial and strategic benefits

      How the deal was negotiated

      Conflicts of interest

      Other alternatives for the business

      Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      Impact on the balance sheet/working capital

      Potential elimination of diseconomies

      Anticipated financial and operating benefits

      Anticipated use of funds

      Value received for the asset

      Fairness opinion

      How the deal was negotiated

      Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      Dilution to existing shareholders' position

      Terms of the offer

      Financial issues

      Management's efforts to pursue other alternatives

      Control issues

      Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      The reasons for the change

      Any financial or tax benefits

      Regulatory benefits

      Increases in capital structure

      Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      Prospects of the combined company, anticipated financial and operating benefits

      Offer price

      Fairness opinion

      How the deal was negotiated

      Changes in corporate governance

      Change in the capital structure

      Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      Tax and regulatory advantages

      Planned use of the sale proceeds

      Valuation of spinoff

      Fairness opinion

      Benefits to the parent company

      Conflicts of interest

      Managerial incentives

      Corporate governance changes

      Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.